     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2001


                                        REGISTRATION FILE NOS. 33-42133/811-4460
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM S-6
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 15

                             ---------------------

                PROVIDENT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT
                             (EXACT NAME OF TRUST)

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                          1000 CHESTERBROOK BOULEVARD
                                BERWYN, PA 19312
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)


       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 452-4000

                             ---------------------


                                                                 COPIES TO:
            JAMES BERNSTEIN, ESQ.                          STEPHEN E. ROTH, ESQ.
   PROVIDENT MUTUAL LIFE INSURANCE COMPANY            SUTHERLAND ASBILL & BRENNAN LLP
         1000 CHESTERBROOK BOULEVARD                   1275 PENNSYLVANIA AVENUE, N.W.
               BERWYN, PA 19312                            WASHINGTON, D.C. 20004
   (NAME AND ADDRESS OF AGENT FOR SERVICE)


     It is proposed that this filing will become effective (check appropriate box)

           [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


           [X] on May 1, 2001 pursuant to paragraph (b) of Rule 485


           [ ] 60 days after filing pursuant to paragraph (a) of Rule 485

           [ ] on                pursuant to paragraph (a) of Rule 485

                     Title of Securities Being Registered:
   Interests in Flexible Premium Adjustable Variable Life Insurance Policies

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(ART)

                       PROSPECTUS
                       FOR
                       FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE
                       LIFE INSURANCE POLICY
                       ISSUED BY
                       PROVIDENT MUTUAL
                       LIFE INSURANCE COMPANY

                       OPTIONSPLUS

                       FORM 15939 5.01

PROSPECTUS

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
         SERVICE CENTER: 300 CONTINENTAL DRIVE, NEWARK, DELAWARE 19713 CORPORATE HEADQUARTERS: 1000 CHESTERBROOK BOULEVARD, BERWYN, PENNSYLVANIA 19312
                           TELEPHONE: (800) 688-5177

This Prospectus describes a flexible premium adjustable variable life insurance policy (the "Policy") offered by Provident Mutual Life Insurance Company ("PMLIC"). The Policy has an insurance component and an investment component. The primary purpose of the Policy is to provide insurance coverage for the lifetime of the insured. The Policy gives the policyowner (the "Owner") the right to vary the frequency and amount of premium payments, to choose among investment alternatives with different investment objectives and to increase or decrease the death benefit payable under the Policy.

After certain deductions are made, Net Premiums are allocated to the Provident Mutual Variable Life Separate Account (the "Separate Account") or the Guaranteed Account, or both. The Separate Account has twenty-eight subaccounts (the "Subaccounts"). The Zero Coupon Bond Subaccount uses its assets to purchase units of the Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (the "Zero Trust"). The assets of the other twenty-seven subaccounts are used to purchase shares of a designated corresponding investment Portfolio that is part of one of the following mutual fund companies:



                                            STRONG VARIABLE
  THE MARKET STREET FUND                    INSURANCE FUNDS, INC.
  - All Pro Broad Equity Portfolio          - Strong Mid Cap Growth Fund II
  - All Pro Large Cap Growth Portfolio
  - All Pro Large Cap Value Portfolio
  - All Pro Small Cap Growth Portfolio      VARIABLE INSURANCE
  - All Pro Small Cap Value Portfolio       PRODUCTS FUND
  - International Portfolio                 - Equity-Income Portfolio
  - Equity 500 Index Portfolio              - Growth Portfolio
  - Mid Cap Growth Portfolio                - High Income Portfolio
  - Balanced Portfolio                      - Overseas Portfolio
  - Bond Portfolio
  - Money Market Portfolio
                                            VARIABLE INSURANCE
                                            PRODUCTS FUND II
                                            - Asset Manager Portfolio
  THE ALGER AMERICAN FUND                   - Contrafund(R) Portfolio
  - Small Capitalization Portfolio          - Investment Grade Bond Portfolio
  NEUBERGER BERMAN
  ADVISERS MANAGEMENT TRUST                 VAN ECK WORLDWIDE INSURANCE TRUST
  - Limited Maturity Bond Portfolio         - Worldwide Bond Portfolio
  - Partners Portfolio                      - Worldwide Emerging Markets Portfolio
                                            - Worldwide Hard Assets Portfolio
                                            - Worldwide Real Estate Portfolio
  STRONG OPPORTUNITY FUND II, INC.
  - Strong Opportunity Fund II


The Owner bears the entire investment risk for all amounts allocated to the Separate Account; there is no guaranteed minimum value for the Separate Account.

The accompanying prospectuses for the funds and for the Zero Trust describe the investment objectives and the attendant risks of the Portfolios and the Trust. The Policy Account Value will reflect monthly deductions and certain other fees and charges. Also, a surrender charge may be imposed if, during the first 10 policy years or within 10 years after a Face Amount increase, the Policy lapses or if the Owner decreases the Face Amount. Generally, during the first two policy years, the Policy will remain in force as long as the Minimum Guarantee Premium is paid or there is sufficient value in the Policy to pay certain monthly charges imposed under the Policy. After the second Policy Year, the Policy will only remain in force if there is sufficient value to pay the monthly deductions and other charges under the Policy.


The Owner should consider the Policy in conjunction with other insurance he or she owns. It may not be advantageous to replace existing insurance with the Policy.


This Prospectus must be accompanied or preceded by current prospectuses for the funds. Please read this Prospectus carefully and retain it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                  May 1, 2001

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY OF THE POLICY.......................................     1
  The Policy................................................     1
  Purpose of the Policy.....................................     1
  The Death Benefit.........................................     2
  Flexibility to Adjust Amount of Death Benefit.............     2
  Policy Account Value......................................     2
  Allocation of Net Premiums................................     2
  Transfers.................................................     3
  Free-Look.................................................     3
  Loan Privilege............................................     3
  Partial Withdrawal of Net Cash Surrender Value............     4
  Surrender of the Policy...................................     4
  Accelerated Death Benefit.................................     4
  Tax Treatment.............................................     4
  Illustrations.............................................     4
  Charges Assessed Under the Policy.........................     5
  Distribution of the Policies..............................     6
Table of Fund Fees and Expenses.............................     7
The Company, Separate Account and Funds.....................    10
  Provident Mutual Life Insurance Company...................    10
  The Separate Account......................................    10
  The Funds.................................................    11
  The Stripped ("Zero") U.S. Treasury Securities Fund,
     Provident Mutual Series A..............................    15
  Additional Information About the Funds and Portfolios.....    16
Detailed Description of Policy Provisions...................    17
  Death Benefit.............................................    17
  Ability to Adjust Face Amount.............................    19
  Insurance Protection......................................    20
  Payment and Allocation of Premiums........................    21
  Policy Account Value......................................    23
  Policy Duration...........................................    23
  Transfers of Policy Account Value.........................    24
  Free-Look Privileges......................................    25
  Loan Privileges...........................................    26
  Surrender Privilege.......................................    27
  Partial Withdrawal Privilege..............................    27
  Accelerated Death Benefit.................................    29
Charges and Deductions......................................    30
  Premium Expense Charge....................................    30
  Surrender Charges.........................................    31
  Monthly Deductions........................................    33
  Face Amount Increase Charge...............................    34
  Partial Withdrawal Charge.................................    34
  Transfer Charge...........................................    34
  Mortality and Expense Risk Charge.........................    34
  Other Charges.............................................    35
The Guaranteed Account......................................    35
  Minimum Guaranteed and Current Interest Rates.............    35
  Transfers from Guaranteed Account.........................    36

                                                              PAGE
                                                              ----
Other Policy Provisions.....................................    36
  Payment of Policy Benefits................................    36
  The Policy................................................    37
  Ownership.................................................    37
  Beneficiary...............................................    37
  Change of Owner and Beneficiary...........................    37
  Telephone, Fax, and E-Mail Requests.......................    37
  Split Dollar Arrangements.................................    38
  Assignments...............................................    38
  Misstatement of Age and Sex...............................    38
  Suicide...................................................    38
  Contestability............................................    39
  Dividends.................................................    39
  Settlement Options........................................    39
Supplementary Benefits......................................    39
Federal Income Tax Considerations...........................    41
  Introduction..............................................    41
  Tax Status of the Policy..................................    41
  Tax Treatment of Policy Benefits..........................    41
  Special Rules for Pension and Profit-Sharing Plans........    43
  Special Rules for 403(b) Arrangements.....................    43
  Business Uses of the Policy...............................    43
  Other Tax Considerations..................................    43
  Possible Tax Law Changes..................................    44
  Alternative Minimum Tax...................................    44
  PMLIC's Taxes.............................................    44
Policies Issued in Conjunction with Employee Benefit
  Plans.....................................................    44
Legal Developments Regarding Unisex Actuarial Tables........    44
Voting Rights...............................................    45
Standard & Poor's...........................................    45
Changes to the Separate Account or Funds....................    46
  Changes to Separate Account Operations....................    46
  Changes to Available Portfolios...........................    46
PMLIC's Executive Officers and Directors....................    46
Distribution of Policies....................................    48
Policy Reports..............................................    50
State Regulation............................................    50
State Variations............................................    50
Legal Proceedings...........................................    50
Experts.....................................................    50
Legal Matters...............................................    50
Definitions.................................................    51
Financial Statements........................................   F-1

                             SUMMARY OF THE POLICY

The following summary of the Policy provisions should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Insured is alive, the Policy is in force and there is no outstanding loan.

The Policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the Policy or Policy values. Neither the Federal Deposit Insurance Corporation nor any federal agency insures or guarantees Policy values or your investment in the Policy.

THE POLICY

The Flexible Premium Adjustable Variable Life Insurance Policy (the "Policy") offered by this Prospectus is issued by Provident Mutual Life Insurance Company ("PMLIC"). The Policy is similar in many ways to a fixed-benefit life insurance policy. As with a fixed-benefit life insurance policy, the Owner of a Policy makes premium payments in return for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy provides for accumulation of Net Premiums and a Net Cash Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime. As with many fixed-benefit life insurance policies, the Net Cash Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premium payments made.


However, the Policy differs from a fixed-benefit life insurance policy in several important respects. Unlike a fixed-benefit life insurance policy, under the Policy, the Death Benefit may, and the Policy Account Value will, increase or decrease to reflect the investment performance of any Subaccounts to which Policy Account Value is allocated. Also, unless the entire Policy Account Value is allocated to the Guaranteed Account, there is no guaranteed minimum Net Cash Surrender Value. If Net Cash Surrender Value is insufficient to pay charges due, then, after a grace period, the Policy may Lapse without value. (See "Policy Duration".) However, PMLIC guarantees that the Policy will remain in force during the first two Policy Years as long as certain requirements related to the Minimum Guarantee Premium have been met. (See "Policy Lapse.") If a Policy Lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See "Federal Income Tax Considerations.")


The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable" because the Owner may, within limits, increase or decrease the Face Amount and may change the Death Benefit Option.

PMLIC offers other variable life insurance policies that have different Death Benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the Owner's Subaccount performance and Policy Account Value. To obtain more information about these other policies, contact PMLIC's Service Center or the Owner's agent.

The most important features of the Policy, such as charges and deductions, Death Benefits, and calculation of Policy values, are summarized on the following pages.

PURPOSE OF THE POLICY

The Policy is designed to provide lifetime insurance benefits and long-term investment of Policy Account Value. A prospective Owner should evaluate the Policy along with other insurance coverage that he or she may have, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations.


This Policy is issued for Insureds from Issue Ages 1 to 80. The Minimum Face Amount is $100,000. (For a Policy issued in New York State the maximum Face Amount at issue is $2,500,000.)

THE DEATH BENEFIT

As long as the Policy remains in force, PMLIC will pay the Insurance Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Insurance Proceeds will consist of the Policy's Death Benefit, plus any additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions.

There are two Death Benefit Options available. Death Benefit Option A provides Death Benefit equal to the greater of (a) the Face Amount and (b) the specified percentage of the Policy Account Value. Death Benefit Option B provides a Death Benefit equal to the greater of (a) the Face Amount plus the Policy Account Value and (b) the specified percentage of the Policy Account Value. (See "Death Benefit".)

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT

After the second Policy Year, the Owner has significant flexibility to adjust the Death Benefit by changing the Death Benefit Option or by increasing or decreasing the Face Amount of the Policy. (See "Death Benefit" and "Ability to Adjust Face Amount".) The minimum amount of a requested increase in Face Amount is $25,000 (or such lesser amount required in a particular state) and any requested increase may require evidence of insurability. Any decrease in Face Amount must be for at least $25,000 (or such lesser amount required in a particular state) and cannot result in a Face Amount less than the Minimum Face Amount available. PMLIC reserves the right to establish different Minimum Face Amounts for Policies issued in the future.

Any change in Death Benefit Options or in the Face Amount may affect the charges under the Policy. Any increase in the Face Amount will result in an increase in the Monthly Deductions and any increase in Face Amount will also increase the surrender charges which are imposed upon lapse or surrender of the Policy or the pro-rata surrender charges imposed upon a decrease in Face Amount within the relevant ten-year period. For any decrease in Face Amount, that part of the surrender charges attributable to the decrease will reduce the Policy Account Value, and the surrender charges will be reduced by this amount. A decrease in Face Amount may also affect cost of insurance charges. (See "Monthly Deductions".)

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code of 1986 (the "Code") for life insurance, PMLIC will not effect the decrease.

POLICY ACCOUNT VALUE

The Policy Account Value in the Separate Account reflects the investment performance of the Separate Account, any Net Premiums allocated to the Separate Account, any transfers to or from the Separate Account, any partial withdrawals from the Separate Account, any loans, any loan repayments, any loan interest paid or credited and any charges assessed in connection with the Policy. The Owner bears the entire investment risk for amounts allocated to the Separate Account.

The Guaranteed Account earns interest at rates PMLIC declares in advance for specific periods. The rates are guaranteed to equal or exceed 4%. The principal, after deductions, is also guaranteed. The value of the Guaranteed Account will reflect any amounts allocated or transferred to it plus interest credited to it, less amounts deducted, transferred or withdrawn from it. (See "The Guaranteed Account".)

The Loan Account will reflect any amounts transferred from the Separate Account and/or Guaranteed Account as collateral for Policy loans plus interest of at least 4% credited to such amount. (See "Loan Privileges".)

ALLOCATION OF NET PREMIUMS

After deduction of the Premium Expense Charge, Net Premiums are allocated to one or more of the Subaccounts and/or the Guaranteed Account as selected by the Owner in the application or by subsequent written notice. The Owner bears the entire risk of Policy Account Value in the Separate Account.

The Separate Account consists of twenty-eight Subaccounts. The assets of twenty-seven Subaccounts are used to purchase shares of a designated corresponding investment portfolio (each, a "Portfolio") that is part of one of the following funds: The Market Street Fund; The Alger American Fund; Neuberger Berman Advisers Management Trust; Strong Opportunity Fund II, Inc.; Strong Variable Insurance Funds, Inc.; Van Eck Worldwide Insurance Trust; Variable Insurance Products Fund; and Variable Insurance Products Fund II (the "Funds", each, a "Fund"). The Zero Coupon Bond Subaccount invests in units of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A. There is no assurance that the investment objectives of a particular Portfolio will be met.


Where state law requires a return of premiums paid when a Policy is returned under the Free-Look provision any portion of any Net Premiums received before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PMLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Account will be allocated to the Money Market Subaccount. At the end of the 15-day period, Policy Account Value in the Money Market Subaccount is allocated to the Subaccounts as indicated in the application. (See "Payment and Allocation of Premiums".)

TRANSFERS

The Owner may make transfers of the amounts in the Subaccounts and Guaranteed Account. Transfers between and among the Subaccounts or into the Guaranteed Account are made as of the date PMLIC receives the request. PMLIC requires a minimum amount for each such transfer, usually $1,000. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited in amount. If the Owner makes more than 12 transfers in a Policy Year, a Transfer Charge of $25 will be deducted from the amount being transferred. (See "Transfers of Policy Account Value".)

FREE-LOOK

The Policy provides for an initial Free-Look period. The Owner may cancel the Policy before the later of: (a) 45 days after Part I of the Application for the Policy is signed, (b) 10 days after the Owner receives the Policy and (c) 10 days after PMLIC mails or personally delivers a Notice of Withdrawal Right to the Owner. Upon returning the Policy to PMLIC or to an agent of PMLIC within such time with a written request for cancellation, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date PMLIC receives the returned Policy; (ii) the amount deducted for premium taxes; (iii) any Monthly Deductions charged against the Policy Account Value; and (iv) an amount reflecting other charges directly or indirectly deducted under the Policy. Where state law requires, the refund will instead equal the premiums paid. (See "Free-Look Privileges".)

A Free-Look privilege also applies after a requested increase in Face Amount. (See "Free-Look For Increase in Face Amount".)

LOAN PRIVILEGE


The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value. Policy loans will bear interest at a fixed rate of 6% per year, payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance, beginning 23 days after the Policy Anniversary. Policy loans may be repaid at any time and in any amount prior to the Final Policy Date. PMLIC transfers Policy Account Value in an amount equal to the loan (adjusted by the earned interest rate and charged interest rate to the next Policy Anniversary) to the Loan Account where it becomes collateral for the loan. The transfer is made pro-rata from each Subaccount and the Guaranteed Account unless the Owner specifies otherwise. This collateral in the Loan Account earns interest at an effective annual rate of at least 4%. (See "Loan Privileges" below.)


Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause a Policy to lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences including a 10% penalty tax. (See "Tax Treatment of Policy Benefits".)

PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE


After the first Policy Year, the Owner may, subject to certain restrictions, withdraw part of Net Cash Surrender Value. The minimum amount for such withdrawal is $1,500. An expense charge of $25 will be deducted from the Policy Account Value for each withdrawal. The withdrawal amount and expense charge is allocated to the Subaccounts and the Guaranteed Account based on the proportion that the value in each account bears to the total unloaned Policy Account Value unless the Owner specifies otherwise. If Death Benefit Option A is in effect, PMLIC will reduce the Face Amount by the amount of the withdrawal. (See "Partial Withdrawal Privilege".)


SURRENDER OF THE POLICY

The Owner may at any time surrender the Policy and receive the entire Net Cash Surrender Value. (See "Surrender Privilege".)

ACCELERATED DEATH BENEFIT

Under the Accelerated Death Benefit Rider, an Owner may receive, at his or her request and upon approval by PMLIC, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness or is permanently confined to a Nursing Care Facility (See "Accelerated Death Benefit" below.)

TAX TREATMENT

PMLIC anticipates that a Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if the Owner of the Policy pays the full amount of premiums permitted under the Policy. An Owner of a Policy issued on an extra rating basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the definition of a life insurance contract. Any Owner contemplating the adoption of such limitations should consult a tax adviser.

Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, a Policyowner should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy".)

Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the Policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion of Modified Endowment Contracts, See "Tax Treatment of Policy Benefits".)

If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts".)

ILLUSTRATIONS


Illustrations of Death Benefits, Policy Account Value and Net Cash Surrender Value used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and, therefore, actual Policy values will be different from those illustrated. We have filed an example of an illustration based on hypothetical rates of return as an exhibit to the registration statement to this Prospectus.


CHARGES ASSESSED UNDER THE POLICY

Premium Expense Charge. A Premium Expense Charge will be deducted from each premium payment. This charge consists of:

          1. Premium Tax Charge for state and local premium taxes based on the rate for the Insured's residence at the time the premium is paid. Premium taxes vary from state to state but range from 0% to 4%. No premium tax charge is deducted in jurisdictions that impose no premium tax. PMLIC reserves the right to change the amount of the charge deducted from future premiums if the Insured's residence changes or the applicable law is changed;

          2. Percent of Premium Sales Charge equal to 1.5% of each premium payment. PMLIC may increase this charge to a maximum of 3% of each premium payment. (See "Premium Expense Charge" below.)

Monthly Deductions. On the Policy Date and on each Policy Processing Date thereafter, the Policy Account Value is reduced by a Monthly Deduction equal to the sum of the monthly Cost of Insurance Charge, Monthly Administrative Charge and a charge for additional benefits added by rider and, on the first 12 Policy Processing Days, the Initial Administrative Charge. The monthly Cost of Insurance Charge is determined by multiplying the Net Amount at Risk by the applicable cost of insurance rate(s) in the Policy. The Monthly Administrative Charge is currently $7.50; the maximum permissible Monthly Administrative Charge is $12. (See "Monthly Administrative Charge".) The Initial Administrative Charge is $17.50, deducted on the first 12 Policy Processing Days. (See "Initial Administrative Charge".)

Surrender Charge and Additional Surrender Charge. A Surrender Charge is imposed if the Policy is surrendered or lapses at any time before the end of the 10th Policy Year. The Surrender Charge consists of a Deferred Administrative Charge and a Deferred Sales Charge. A portion of this Surrender Charge is deducted if the Owner decreases the Initial Face Amount before the end of the 10th Policy Year. (See "Surrender Charges".) An Additional Surrender Charge which is a Deferred Sales Charge is imposed if the Policy is surrendered or lapses at any time within 10 years after the effective date of an increase in Face Amount. (See "Surrender Charges".) A portion of an Additional Surrender Charge is deducted if the related increment of Face Amount is decreased within 10 years after such increase took effect. (See "Surrender Charges".)

The Deferred Administrative Charge is equal to an amount per $1,000 of Face Amount (shown below) in Policy Years 1 to 6, declining by 20% each year in Policy Years 7 to 10 until it is zero in Policy Year 11.

                                               CHARGE PER $1,000
                  ISSUE AGE                     OF FACE AMOUNT
                  ---------                    -----------------
1-5..........................................         $0
15...........................................          1
25...........................................          2
35-80........................................          3

For Issue Ages not shown the charge increase pro rata for each full year.

The Deferred Sales Charge is equal to 27% of the premiums received during the first Policy Year (or, for the Additional Surrender Charge, the first twelve Policy months after an increase) up to one target Premium plus 6% of all other premiums received to the date of surrender, lapse or decrease. The Deferred Sales Charge and any Deferred Additional Sales Charges, however, will not exceed the Maximum Deferred Sales Charge and Maximum Deferred Additional Sales Charges, respectively. During Policy Years one through six (or for six years following the effective date of an increase in Face Amount), this maximum equals 50% of the Target Premium for the Initial Face Amount (or 50% of the Target Premium for the increase, as the case may be). The maximum declines to 40% of the relevant Target Premiums during the seventh year, 30% during the eighth year, 20% during the ninth year and 10% during the tenth year.

Face Amount Increase Charge. A charge, currently $50 plus $1.00 per $1,000 Face Amount increase, will be deducted from the Policy Account Value on the effective date of an increase in Face Amount to compensate PMLIC for administrative expenses in connection with the increase. This charge may be increased in the future but in no event will it exceed $50 plus $3.00 per $1,000 Face Amount increase. (See "Face Amount Increase Charge" below.)

Transfer Charge. For each transfer of Policy Account Value between accounts after the twelfth transfer in a Policy Year, PMLIC deducts $25 from the amount transferred to compensate it for administrative costs in handling such transfers. (See "Transfer Charge" below.)

Partial Withdrawal Charge. PMLIC deducts a $25 charge from Policy Account Value with each partial withdrawal to compensate it for administrative costs. (See "Partial Withdrawal Charge" below.)


Daily Charges Against the Subaccounts. PMLIC imposes a daily charge for its assumption of certain mortality and expense risks in connection with the Policy at an annual rate which is currently 0.65% of the average daily net assets of the Subaccounts. This charge may be increased in the future but it will not exceed an annual rate of 0.90%. (See "Mortality and Expense Risk Charges".)


With regard to the Zero Coupon Bond Subaccount, a deduction currently equivalent to an annual rate of 0.25% of the average daily net assets of that Subaccount also will be made for transaction charges associated with the purchase of units of the Zero Trust. This charge may be increased in the future but it will not exceed an annual rate of 0.50%. (See "Asset Charge Against Zero Coupon Bond Subaccount".)


Investment Advisory Fees and Other Expenses of the Funds. Shares of the Portfolios are purchased by the Subaccounts at net asset value, which reflects management fees and expenses deducted from the assets of the Portfolios. (See "Table of Fund Fees and Expenses" below).



DISTRIBUTION OF THE POLICIES



For information concerning compensation paid for the sale of Policies, see "Distribution of Policies."

The following table shows the fees and expenses charged by the Portfolios for the fiscal year ended December 31, 2000. The purpose of the table is to assist the Owner in understanding the various costs and expenses that the Owner will bear directly and indirectly. Expenses of the Portfolios may be higher or lower in the future. Please refer to the Portfolios' Prospectuses for more information.



                        TABLE OF FUND FEES AND EXPENSES



ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average Portfolio assets before fee waivers and expense reimbursements):



                                                                                              TOTAL
                                                              MANAGEMENT       OTHER         ANNUAL
PORTFOLIO                                                      FEES(1)      EXPENSES(2)    EXPENSES(3)
---------                                                     ----------    -----------    -----------
MARKET STREET FUND
  All Pro Broad Equity Portfolio (formerly Growth
     Portfolio).............................................     0.75%         0.26%          1.01%
  All Pro Large Cap Growth Portfolio........................     0.70%         0.27%          0.97%
  All Pro Large Cap Value Portfolio.........................     0.70%         0.32%          1.02%
  All Pro Small Cap Growth Portfolio........................     0.90%         0.27%          1.17%
  All Pro Small Cap Value Portfolio.........................     0.90%         0.34%          1.24%
  Equity 500 Index Portfolio................................     0.24%         0.26%          0.50%
  International Portfolio...................................     0.75%         0.30%          1.05%
  Mid Cap Growth Portfolio (formerly Aggressive Growth
     Portfolio).............................................     0.75%         0.26%          1.01%
  Balanced Portfolio (formerly Managed Portfolio)...........     0.55%         0.27%          0.82%
  Bond Portfolio............................................     0.40%         0.27%          0.67%
  Money Market Portfolio....................................     0.25%         0.26%          0.51%
THE ALGER AMERICAN FUND
  Small Capitalization Portfolio............................     0.85%         0.05%          0.90%
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  Limited Maturity Bond Portfolio...........................     0.65%         0.11%          0.76%
  Partners Portfolio........................................     0.82%         0.10%          0.92%
STRONG OPPORTUNITY FUND II, INC.
  Strong Opportunity Fund II................................     1.00%         0.18%          1.18%
STRONG VARIABLE INSURANCE FUNDS, INC.
  Strong Mid Cap Growth Fund II.............................     1.00%         0.16%          1.16%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond Portfolio..................................     1.00%         0.21%          1.21%
  Worldwide Emerging Markets Portfolio......................     1.00%         0.33%          1.33%
  Worldwide Hard Assets Portfolio...........................     1.00%         0.16%          1.16%
  Worldwide Real Estate Portfolio...........................     1.00%         1.27%          2.27%
VARIABLE INSURANCE PRODUCTS FUND
  Equity-Income Portfolio (Initial Class)...................     0.48%         0.08%          0.56%
  Growth Portfolio (Initial Class)..........................     0.57%         0.08%          0.65%
  High Income Portfolio (Initial Class).....................     0.58%         0.10%          0.68%
  Overseas Portfolio (Initial Class)........................     0.72%         0.17%          0.89%
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio (Initial Class)...................     0.53%         0.08%          0.61%
  Contrafund(R) Portfolio (Initial Class)...................     0.57%         0.09%          0.66%
  Investment Grade Bond Portfolio (Initial Class)...........     0.43%         0.11%          0.54%

                                                                                              TOTAL
                                                              MANAGEMENT       OTHER         ANNUAL
PORTFOLIO                                                      FEES(1)      EXPENSES(2)    EXPENSES(3)
---------                                                     ----------    -----------    -----------
MERRILL LYNCH ZERO UST SECURITIES FUND
  Zero Coupon 2006 Portfolio................................     0.00%         0.25%          0.25%


---------------

(1)The Management Fees in the above table for the Market Street Fund's All Pro Broad Equity, Mid Cap Growth, Balanced, and Bond Portfolios have been adjusted to reflect new management fees that became effective January 29, 2001



(2)Other Expenses for the Market Street Fund Portfolios include an administrative expense of 0.10% (0.04% for the Equity 500 Index Portfolio). This administrative expense is payable to PMLIC for administration services that PMLIC provides to Market Street Fund. These services include internal legal and financial administrative services provided to Market Street Fund by PMLIC personnel.



(3)For certain Portfolios, certain expenses were reimbursed or fees waived during 2000. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After including these expense reimbursement and fee waiver arrangements, the 2000 Management Fees, Other Expenses, and Total Annual Expenses would have been:



                                                                                             TOTAL
                                                                  MANAGEMENT     OTHER       ANNUAL
    PORTFOLIO                                                        FEES       EXPENSES    EXPENSES
    ---------                                                     ----------    --------    --------
    MARKET STREET FUND
      All Pro Broad Equity Portfolio (formerly Growth
         Portfolio).............................................     0.75%        0.16%       0.91%
      All Pro Large Cap Growth Portfolio........................     0.70%        0.20%       0.90%
      All Pro Large Cap Value Portfolio.........................     0.70%        0.20%       0.90%
      All Pro Small Cap Growth Portfolio........................     0.90%        0.20%       1.10%
      All Pro Small Cap Value Portfolio.........................     0.90%        0.20%       1.10%
      Equity 500 Index Portfolio................................     0.24%        0.04%       0.28%
      International Portfolio...................................     0.75%        0.30%       1.05%
      Mid Cap Growth Portfolio (formerly Aggressive Growth
         Portfolio).............................................     0.75%        0.20%       0.95%
      Balanced Portfolio (formerly Managed Portfolio)...........     0.55%        0.27%       0.82%
      Bond Portfolio............................................     0.40%        0.27%       0.67%
      Money Market Portfolio....................................     0.25%        0.25%       0.50%
    THE ALGER AMERICAN FUND
      Small Capitalization Portfolio............................     0.85%        0.05%       0.90%
    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
      Limited Maturity Bond Portfolio...........................     0.65%        0.11%       0.76%
      Partners Portfolio........................................     0.82%        0.10%       0.92%
    STRONG OPPORTUNITY FUND II, INC.
      Strong Opportunity Fund II................................     1.00%        0.11%       1.11%
    STRONG VARIABLE INSURANCE FUNDS, INC.
      Strong Mid Cap Growth Fund II.............................     1.00%        0.15%       1.15%
    VAN ECK WORLDWIDE INSURANCE TRUST
      Worldwide Bond Portfolio..................................     1.00%        0.15%       1.15%
      Worldwide Emerging Markets Portfolio......................     1.00%        0.26%       1.26%
      Worldwide Hard Assets Portfolio...........................     1.00%        0.14%       1.14%
      Worldwide Real Estate Portfolio...........................     1.00%        0.45%       1.45%

                                                                                             TOTAL
                                                                  MANAGEMENT     OTHER       ANNUAL
    PORTFOLIO                                                        FEES       EXPENSES    EXPENSES
    ---------                                                     ----------    --------    --------
    VARIABLE INSURANCE PRODUCTS FUND
      Equity-Income Portfolio (Initial Class)...................     0.48%        0.07%       0.55%
      Growth Portfolio (Initial Class)..........................     0.57%        0.07%       0.64%
      High Income Portfolio (Initial Class).....................     0.58%        0.10%       0.68%
      Overseas Portfolio (Initial Class)........................     0.72%        0.15%       0.87%
    VARIABLE INSURANCE PRODUCTS FUND II
      Asset Manager Portfolio (Initial Class)...................     0.53%        0.08%       0.61%
      Contrafund(R) Portfolio (Initial Class)...................     0.57%        0.06%       0.63%
      Investment Grade Bond Portfolio (Initial Class)...........     0.43%        0.11%       0.54%
    MERRILL LYNCH ZERO UST SECURITIES FUND
      Zero Coupon 2006 Portfolio................................     0.00%        0.25%       0.25%



     Similar expense reimbursement and fee waiver arrangements were also in place for other Portfolios and it is anticipated that such arrangements will continue past the current year, although they may be terminated at any time. However, no expenses were actually reimbursed or fees waived during 2000 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.



The fee and expense information regarding the Portfolios was provided by those Portfolios and the Zero Trust. The Alger American Fund, Neuberger Berman Advisers Management Trust, Strong Opportunity Fund II, Inc., Strong Variable Insurance Funds, Inc., Van Eck Worldwide Insurance Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II and Merrill Lynch Zero UST Securities Fund are not affiliated with PMLIC.

                    THE COMPANY, SEPARATE ACCOUNT AND FUNDS

PROVIDENT MUTUAL LIFE INSURANCE COMPANY


PMLIC is a mutual life insurance company that was organized as a mutual life insurance company under Pennsylvania law in 1865. PMLIC is authorized to transact life insurance and annuity business in 50 states, Puerto Rico, and the District of Columbia. On December 31, 2000, PMLIC had consolidated assets of approximately $9.2 billion.


PMLIC is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies PMLIC may issue. The assets of the Separate Account are owned by PMLIC. However, these assets are held separate from other assets and are not part of PMLIC's General Account. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account are not chargeable with liabilities arising out of any other business that PMLIC may conduct. PMLIC may transfer to its General Account any assets of the Separate Account that exceed the reserves and Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy Account Value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of PMLIC. PMLIC may accumulate in the Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "Separate Account" under Federal securities laws.


The Separate Account has twenty-eight Subaccounts, twenty-seven of which each invest exclusively in Portfolios of Market Street Fund or in Portfolios of one of the other Funds. The Zero Coupon Bond Subaccount invests exclusively in units of the Zero Trust.



The All Pro Broad Equity (formerly Growth), International, Mid Cap Growth (formerly Aggressive Growth), Balanced (formerly Managed), Bond, Zero Coupon Bond, and Money Market Subaccounts were originally established as separate investment accounts under the provisions of Pennsylvania Insurance Law. On April 30, 1999, the assets of the Provident Mutual Managed Separate Account were transferred to a newly established subaccount of the Separate Account with the corresponding name, and the Provident Mutual Managed Separate Account ceased to exist. On May 1, 2000, the assets of the Provident Mutual Variable International Separate Account, Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, and Provident Mutual Variable Money Market Separate Account were transferred to corresponding new subaccounts of the Separate Account, as shown in the table below. These separate investment accounts then ceased to exist, and the Separate Account then changed its name from Provident Mutual Variable Separate Account to Provident Mutual Variable Life Separate Account.

                  NEW SUBACCOUNT                                  FORMER SEPARATE ACCOUNT
                  --------------                     -------------------------------------------------
All Pro Broad Equity (formerly Growth)
  Subaccount.......................................  Provident Mutual Variable Growth Separate Account
International Subaccount...........................  Provident Mutual Variable International Separate
                                                     Account
Mid Cap Growth (formerly Aggressive Growth)
  Subaccount.......................................  Provident Mutual Variable Aggressive Growth
                                                     Separate Account
Bond Subaccount....................................  Provident Mutual Variable Bond Separate Account
Zero Coupon Bond Subaccount........................  Provident Mutual Variable Zero Coupon Bond
                                                     Separate Account
Money Market Subaccount............................  Provident Mutual Variable Money Market Separate
                                                     Account


THE FUNDS


The Portfolios are each part of one of eight mutual fund companies (each, a "Fund"): Market Street Fund; Neuberger Berman Advisers Management Trust; Strong Opportunity Fund II, Inc.; Strong Variable Insurance Funds, Inc.; The Alger American Fund; Van Eck Worldwide Insurance Trust; Variable Insurance Products Fund; and Variable Insurance Products Fund II. Each of the Funds is registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The investment experience of each Subaccount depends on the investment performance of its corresponding Portfolio or the Zero Trust.


THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND PMLIC MAKES NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.

The following table summarizes each Portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable).


         PORTFOLIO               INVESTMENT OBJECTIVE AND INVESTMENT ADVISER

ALL PRO BROAD EQUITY
PORTFOLIO
(FORMERLY GROWTH PORTFOLIO)  -- Seeks long-term capital appreciation. The
                             Portfolio pursues its objective by investing primarily in equity securities of both larger and smaller companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer above-average potential for growth in future earnings. Investment adviser is Market Street Investment Management Company; subadvisers are Alliance Capital Management L.P., Sanford C. Bernstein & Co., LLC, Husic Capital Management, and Reams Asset Management Company, LLC.



ALL PRO LARGE CAP GROWTH
PORTFOLIO                    -- Seeks to achieve long-term capital appreciation.
                             The Portfolio pursues its objective by investing primarily in equity securities of larger companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer above-average potential for growth in future earnings. Investment adviser is Market Street Investment Management Company;
                             subadvisers are Alliance Capital Management L.P.
                             and Geewax, Terker & Co.



ALL PRO LARGE CAP VALUE
PORTFOLIO                    -- Seeks to provide long-term capital appreciation.
                             The Portfolio attempts to achieve this objective by investing primarily in undervalued equity securities of larger companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer potential for long-term growth in future earnings. Investment adviser is Market Street Investment Management
                             Company; subadvisers are Sanford C. Bernstein &
                             Co., LLC and Mellon Equity Associates, LLP.



ALL PRO SMALL CAP GROWTH
PORTFOLIO                    -- Seeks to achieve long-term capital appreciation.
                             The Portfolio pursues its objective by investing primarily in equity securities of smaller companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer above-average potential for growth in future earnings. Investment adviser is Market Street
                             Investment Management Company; subadvisers are Lee
                             Munder Investments Ltd. and Husic Capital
                             Management.



ALL PRO SMALL CAP VALUE
PORTFOLIO                    -- Seeks to provide long-term capital appreciation.
                             The Portfolio pursues this objective by investing primarily in undervalued equity securities of smaller companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer above-average potential for long-term growth in future earnings. Investment adviser is Market Street Investment Management
                             Company; subadvisers are Reams Asset Management
                             Company, LLC and Sterling Capital Management LLC.



EQUITY 500 INDEX PORTFOLIO   -- Seeks to provide long-term capital appreciation.
                             The Portfolio pursues its objective by investing primarily in common stocks included in the Standard
                             & Poor's 500(R) Composite Stock Price Index.
                             *Investment adviser is Market Street Investment
                             Management Company; subadviser is SSgA Funds
                             Management, Inc.



INTERNATIONAL PORTFOLIO      -- Seeks long-term growth of capital primarily
                             through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies. Investment adviser is Market
                             Street Investment Management Company; subadviser is
                             The Boston Company Asset Management, LLC.



MID CAP GROWTH PORTFOLIO
(FORMERLY AGGRESSIVE GROWTH
PORTFOLIO)                   -- Seeks to achieve a high level of long-term
                             capital appreciation. The Portfolio pursues its objective by investing primarily in mid cap companies whose earnings the subadviser expects to grow at a faster rate than the average company and in mid cap companies whose


---------------


* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PMLIC and its affiliates and subsidiaries. The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Policy. See "Additional Information -- Standard & Poor's" below which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

                             market capitalization falls within the range of companies in the S&P Mid Cap 400 Index. Investment adviser is Market Street Investment Management Company; subadviser is T. Rowe Price Associates, Inc.



BALANCED PORTFOLIO
(FORMERLY
MANAGED PORTFOLIO)           -- Seeks to realize as high a level of long-term
                             total rate of return as is consistent with prudent investment risk. The Portfolio pursues its objective by investing in both equities, such as stocks, and bonds. Investment adviser is Market
                             Street Investment Management Company; subadviser is
                             Fred Alger Management, Inc.



BOND PORTFOLIO               -- Seeks to generate a high level of current income
                             consistent with prudent investment risk. The
                             Portfolio pursues its objective by investing primarily in a diversified portfolio of fixed income securities of U.S. and foreign issuers.
                             Investment adviser is Market Street Investment
                             Management Company; subadviser is Western Asset
                             Management Company.



MONEY MARKET PORTFOLIO       -- Seeks to provide maximum current income
                             consistent with capital preservation and liquidity.
                             The Portfolio pursues its objective by investing exclusively in U.S. dollar-denominated money market instruments that present minimal credit risks.
                             Investment adviser is Market Street Investment
                             Management Company.


ALGER AMERICAN SMALL
CAPITALIZATION PORTFOLIO     -- Seeks long-term capital appreciation. It focuses
                             on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index(R) or the S&P
                             SmallCap 600 Index(R). Investment adviser is Fred
                             Alger Management, Inc.

NEUBERGER BERMAN LIMITED
MATURITY BOND PORTFOLIO      -- Seeks the highest available current income
                             consistent with low risk to principal and liquidity and secondarily, total return, through investment mainly in investment grade bonds. Investment adviser is Neuberger Berman Management
                             Incorporated.

NEUBERGER BERMAN PARTNERS
PORTFOLIO                    -- Seeks capital growth through investment mainly
                             in common stocks of medium- to large-capitalization companies. Investment adviser is Neuberger Berman
                             Management Incorporated.

STRONG OPPORTUNITY FUND II   -- Seeks capital growth by investing primarily in
                             stocks of medium-capitalization companies that the Portfolio's manager believes are underpriced, yet have attractive growth prospects. Investment adviser is Strong Capital Management, Inc.

STRONG MID CAP GROWTH FUND
II -- Seeks capital growth by investing at least 65% of its assets in stocks of medium-capitalization companies that the Portfolio's managers believe have favorable prospects for accelerating growth of earnings, but are selling at reasonable valuations based on earnings, cash flow, or asset value. Investment adviser is Strong Capital Management, Inc.


VAN ECK WORLDWIDE BOND
PORTFOLIO                    -- Seeks high total return -- income plus capital
                             appreciation -- by investing globally, primarily in a variety of debt securities. Investment adviser is Van Eck Associates Corporation.

VAN ECK WORLDWIDE EMERGING
MARKETS PORTFOLIO            -- Seeks long-term capital appreciation by
                             investing in primarily equity securities in emerging markets throughout the world. Investment adviser is Van Eck Associates Corporation.



VAN ECK WORLDWIDE HARD
ASSETS PORTFOLIO             -- Seeks long-term capital appreciation by
                             investing primarily in "hard asset securities."
                             Income is a secondary consideration. Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate and commodities. Investment adviser is Van Eck
                             Associates Corporation.



VAN ECK WORLDWIDE REAL
ESTATE PORTFOLIO             -- Seeks to maximize total return by investing in
                             equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry. Investment adviser is Van Eck Associates
                             Corporation.


VIP EQUITY-INCOME PORTFOLIO  -- Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the VIP Equity-Income Portfolio considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index. Investment adviser is Fidelity Management & Research Company.

VIP GROWTH PORTFOLIO         -- Seeks to achieve capital appreciation. The VIP
                             Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks. Investment adviser is Fidelity Management & Research Company.

VIP HIGH INCOME PORTFOLIO    -- Seeks to obtain a high level of current income
                             by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Investment adviser is Fidelity Management & Research Company.

VIP OVERSEAS PORTFOLIO       -- Seeks long term growth of capital primarily
                             through investments in foreign securities. The VIP
                             Overseas Portfolio provides a means for
                             diversification by participating in companies and economies outside of the United States. Investment adviser is Fidelity Management & Research Company;
                             subadvisers are Fidelity Management & Research
                             (U.K.) Inc., Fidelity Management & Research (Far
                             East) Inc., Fidelity International Investment
                             Advisors, and Fidelity International Investment
                             Advisors (U.K.) Limited.

VIP II ASSET MANAGER
PORTFOLIO                    -- Seeks to obtain high total return with reduced
                             risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments. Investment adviser is Fidelity
                             Management & Research Company; subadvisers are
                             Fidelity Management & Research (U.K.) Inc. and
                             Fidelity Management & Research (Far East) Inc.

VIP II CONTRAFUND(R)
PORTFOLIO                    -- Seeks capital appreciation by investing in
                             securities of companies where value is not fully recognized by the public. Investment adviser is Fidelity Management & Research Company; subadvisers are Fidelity

                             Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc.

VIP II INVESTMENT GRADE
BOND PORTFOLIO               -- Seeks high current income by investing in
                             investment-grade debt securities. Investment adviser is Fidelity Management & Research Company.

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND, PROVIDENT MUTUAL SERIES A

The Zero Coupon Bond Separate Account invests in units of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A, a unit investment trust registered with the SEC as such under the 1940 Act. The Zero Coupon Trust consists of one series with a maturity date of February 15, 2006. The objective of the Trust is to provide safety of capital and a high yield to maturity through investment in the fixed series consisting primarily of debt obligations issued by the United States of America that have been stripped of their unmatured interest coupons, coupons stripped from debt obligations of the United States, and receipts and certificates for such stripped debt obligations and coupons. A brief summary of the securities purchased by the Trust is set forth below. More detailed information may be found in the current Prospectus for the Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A which accompanies this Prospectus.

Since the U.S. Treasury securities have been stripped of their unmatured interests coupons, they are purchased at a deep discount. If held to maturity, the amounts invested by the Trust will grow to the face value of the U.S. Treasury securities and therefore, a compound rate of growth to maturity could be determined for the Trust units at the time of purchase. The rate of return experienced by Policy Owners however is lower due to the deduction of certain charges described under "Charges Against the Separate Accounts," especially the charge for mortality and expense risks and the transaction charge against the Zero Coupon Bond Separate Account. Because the value of the Trust's units vary on a daily basis to reflect market values, no net rate of return can be calculated prospectively for units not held until maturity.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS") serves as Sponsor for the Trust. Because the series invests in a fixed portfolio, there is no investment manager. As Sponsor, MLPFS sells units of the Trust to the Zero Coupon Bond Separate Account. The price of these units includes a transaction charge which is not paid by the Zero Coupon Bond Separate Account upon acquisition. Rather, the transaction charge is paid directly by PMLIC to MLPFS out of PMLIC's General Account assets. The amount of the transaction charge paid is limited by agreement between PMLIC and MLPFS and will not be greater than that ordinarily paid by a dealer for similar securities. PMLIC is reimbursed for the transaction charge paid through a daily asset charge which is made against the assets of the Sub-Accounts. (See "Asset Charge Against Zero Coupon Bond Separate Account").

Units of the Trust are disposed of to the extent necessary for PMLIC to provide benefits and make reallocations under the Policies. MLPFS intends, but is not contractually obligated, to maintain a secondary market in Trust units. As long as a secondary market exists, PMLIC will sell such units to MLPFS at the Sponsor's repurchase price. Otherwise, units will be redeemed at the Trust's redemption price, which is typically a lower amount.

Thirty days prior to the maturity date of the securities contained in a series of the Trust, an Owner who has allocated Net Premiums to the Zero Coupon Bond Separate Account investing in that series will be notified and given the opportunity to select the account or Subaccount into which the Policy Account Value attributable thereto should be reallocated. If no instructions are received from the Owner by PMLIC within the 30-day period, the amount in the Zero Coupon Bond Separate Account will be transferred to the Money Market Separate Account.

ADDITIONAL INFORMATION ABOUT THE FUNDS AND PORTFOLIOS

NO ONE CAN ASSURE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVES AND POLICIES.

More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund that accompanies this prospectus and the current Statement of Additional Information for the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premium Payments or transfers of Policy Account Value among the Subaccounts.

Not all of the Portfolios described in the prospectuses for the Funds are available with the Policy. Moreover, if investment in the Funds or a particular Portfolio is no longer possible, in PMLIC's judgment becomes inappropriate for the purposes of the Policy, or for any other reason in PMLIC's sole discretion, PMLIC may substitute another fund or portfolio without the Owner's consent. The substituted fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Net Premiums, or both. However, no such substitution will be made without any necessary approval of the Securities and Exchange Commission. Furthermore, PMLIC may close Subaccounts to allocations of Net Premiums or Policy Account Value, or both, at any time in its sole discretion. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.

PMLIC may receive compensation from the investment adviser of a Fund (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies issued by PMLIC. These percentages differ, and some advisers (or affiliates) may pay PMLIC more than others.

Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with PMLIC or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Policy Account Values are allocated to the Subaccounts, and of owners of other contracts or policies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of some of the Funds may also be sold directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, PMLIC will consider what action may be appropriate, including removing the Portfolio as in investment option under the Policies or replacing the Portfolio with another Portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

                   DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

General. As long as the Policy remains in force, the Insurance Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the Beneficiary in accordance with the designated Death Benefit Option. The Insurance Proceeds will be determined as of the date of the Insured's death and will be equal to:

          1.  the Death Benefit;

          2. plus any additional benefits due under a supplementary benefit rider attached to the Policy;

          3.  less any loan and accrued loan interest on the Policy;

          4. less any overdue deductions if the death of the Insured occurs during the Grace Period.

The Insurance Proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy.

Death Benefit Options. The Policy provides two Death Benefit Options: Option A and Option B. The Owner designates the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option." Under either Option, the duration of the Death Benefit coverage depends upon the Policy's Net Cash Surrender Value. (See "Policy Duration.")

Option A. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy and (b) the Policy Account Value on the Valuation Date on or next following the Insured's date of death multiplied by the specified percentage shown in the table below:

  ATTAINED AGE  PERCENTAGE  ATTAINED AGE   PERCENTAGE
  ------------  ----------  -------------  ----------
  40 and under     250%          60           130%
       45          215%          65           120%
       50          185%          70           115%
       55          150%     75 through 90     105%
                            95 through 99     100%

For Attained Ages not shown, the percentages decrease pro rata for each full year.

Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or be greater than 2.50 times the Policy Account Value, any time the Policy Account Value exceeds $80,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Policy Account Value will increase the Death Benefit by $2.50. Thus, a 35 year old Insured with a Policy Account Value of $150,000 will have a Death Benefit of $375,000 (2.50 x $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 x $400,000).

Similarly, any time the Policy Account Value exceeds $80,000, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

Option B. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage shown in the table above. (The Policy Account Value in each case is determined on the Valuation Day on or next following the Insured's date of death.)

Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no outstanding Policy loan.

Under Option B, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000 plus the Policy Account Value. Thus, for example, a Policy with a $50,000 Policy Account Value will have a Death Benefit of $250,000 ($200,000 plus $50,000); and a Policy Account Value of $100,000 will yield a Death Benefit of $300,000. Since the specified percentage is 250%, the Death Benefit will be at least 2.50 times the Policy Account Value. As a result, if the Policy Account Value exceeds $133,333, the Death Benefit will be greater than the Face Amount plus the Policy Account Value. Each additional dollar added to the Policy Account Value above $133,333 will increase the Death Benefit by $2.50. An Insured with a Policy Account Value of $150,000 will therefore have a Death Benefit of $375,000 (2.50 x $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); and a Policy Account Value of $500,000 will yield a Death Benefit of $1,250,000 (2.50 x $500,000).
Similarly, any time the Policy Account Value exceeds $133,333, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Account Value, the Death Benefit will be the Face Amount plus the Policy Account Value.

Which Death Benefit Option to Choose. If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the Owner should choose Option A.

Change in Death Benefit Option. After the second Policy Year at any time when the Death Benefit would be the Face Amount (if Option A is in effect) or the Face Amount plus the Policy Account Value (if Option B is in effect), the Owner may change the Death Benefit Option in effect by sending PMLIC a completed application for change. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Processing Day on or next following the date PMLIC receives the completed application for change.

If the Death Benefit Option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Policy Account Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

If the Death Benefit Option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Policy Account Value on that date.

A change in the Death Benefit Option may affect the Net Amount at Risk over time which, in turn, would affect the monthly Cost of Insurance Charge. Changing from Option A to Option B will generally result in a Net Amount at Risk that remains level. Such a change will result in a relative increase in the cost of insurance charges over time because the Net Amount at Risk will, unless the Death Benefit is based on the applicable percentage of Policy Account Value, remain level rather than decreasing as the Policy Account Value increases. Unless the Death Benefit is based on the applicable percentage of Policy Account Value, changing from Option B to Option A will, if the Policy Account Value increases, decrease the Net Amount at Risk over time, thereby reducing the cost of insurance charge.

The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a contract under Option A has a Face Amount of $500,000 and a Policy Account Value of $100,000 and, therefore, a Death Benefit of $500,000 and a Net Amount at Risk of $400,000 ($500,000 - $100,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount will decrease from $500,000 to $400,000 and the Death Benefit and Net Amount at Risk would remain the same. Assume that a contract under Option B has a Face Amount of $500,000 and a Policy Account Value of $50,000 and, therefore, the Death Benefit is $550,000 ($500,000 + $50,000) and a Net Amount at Risk of $500,000 ($550,000 - $50,000). If the Death Benefit Option is changed from Option B to Option A, the Face Amount will increase to $550,000, and the Death Benefit and Net Amount at Risk would remain the same.

If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, PMLIC will not effect the change.

A change in the Death Benefit Option may have Federal income tax consequences. The Owner of a Policy should consult a tax advisor before changing the Death Benefit Option.

How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Policy Account Value. The Death Benefit under Option A will vary with the Policy Account Value whenever the specified percentage of Policy Account Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Policy Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage.

ABILITY TO ADJUST FACE AMOUNT

Subject to certain limitations, an Owner may generally, at any time after the second Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to PMLIC. The effective date of the increase or decrease will be the Policy Processing Day on or next following PMLIC's approval of the request. An increase or decrease in Face Amount may have tax consequences. (See "Tax Treatment of Policy Benefits.") The Owner of a Policy should consult a tax advisor before increasing or decreasing the Face Amount. The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

Increase. A request for an increase in Face Amount may not be for less than $25,000 (or such lesser amount required in a particular state). The Owner may not increase the Face Amount after the Insured's Attained Age 75 or if the Face Amount was increased during the prior 12-month period. To obtain the increase, the Owner must submit an application for the increase and provide evidence satisfactory to PMLIC of the Insured's insurability.

On the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the expense charge for the increase in Face Amount. If the Net Cash Surrender Value is not sufficient, the increase will not take effect until the Owner makes a sufficient additional premium payment to increase the Net Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk which will increase the monthly Cost of Insurance Charges. An increase in Face Amount will increase the amount of any Additional Surrender Charge. A Face Amount increase expense charge will also be deducted. (See "Face Amount Increase Charge.") In addition, different cost of insurance rates may apply to the increase in insurance coverage. (See "Monthly Deductions.")

After increasing the Face Amount, the Owner will have the right: (a) during the Free-Look Period following the effective date of the increase, to have the increase canceled and receive a credit or refund equal to the Cost of Insurance Charge and the increase charge deducted for the increase; and (b) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance policy issued by PMLIC. (See "Transfers of Policy Account Value.")

Decrease. The amount of a Face Amount decrease must be for at least $25,000 (or such lesser amount required in a particular state). The Face Amount after any decrease may not be less than the Minimum Face Amount. A decrease in Face Amount will not be permitted if the Face Amount was increased during the prior 12-month period. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, PMLIC will not effect the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk which will decrease an Owner's monthly Cost of Insurance Charges. A decrease in the Face Amount may result in the imposition of a Surrender Charge as of the Policy Processing Day on which the decrease becomes effective. (See "Surrender Charges.")

Any Surrender Charge applicable to a decrease will be deducted from the Policy Account Value and the remaining Surrender Charge will be reduced by the amount deducted. The Surrender Charge will be deducted from each Subaccount and the Guaranteed Account based on the proportion that the value in such account bears to the total unloaned Policy Account Value.

For purposes of determining the Cost of Insurance Charge and Surrender Charges, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases, successively; and (c) the Initial Face Amount.

INSURANCE PROTECTION

An Owner may increase or decrease the insurance protection provided by the Policy (i.e., the Net Amount at Risk) in one of several ways, as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and by making a partial withdrawal of Net Cash Surrender Value. The consequences of each are summarized below.

A decrease in Face Amount will decrease the insurance protection. It will not reduce the Policy Account Value, except for the deduction of any surrender charge applicable to the decrease. The Monthly Deductions will generally be correspondingly lower following the decrease.

An increase in Face Amount will generally increase the amount of insurance protection, depending on the Policy Account Value and specified percentage. If the insurance protection is increased, Monthly Deductions will increase as well.

Under Death Benefit Option A, until the specified percentage of Policy Account Value exceeds the Face Amount, then (a) if the Owner increases the premium payments from the current level, the amount of insurance protection will generally be reduced, and (b) if the Owner reduced the premium payments from the current level, the amount of insurance protection will generally be increased.

Under Death Benefit Option B, until the specified percentage of Policy Account Value exceeds the Face Amount plus the Policy Account Value, the level of premium payments will not affect the amount of insurance protection. (However, both the Policy Account Value and Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.) Under either Death Benefit Option, if the Death Benefit is the specified percentage of Policy Account Value, then (a) if the Owner increases premium payments from the current level, the amount of insurance protection will increase and (b) if the Owner reduces the premium payments from the current level, the amount of insurance protection will decrease.

A partial withdrawal of Net Cash Surrender Value will reduce the Death Benefit. If Death Benefit Option A is in effect, the withdrawal will decrease the Policy's Face Amount by the amount withdrawn plus the partial withdrawal expense charge. If Death Benefit Option B is in effect, it will not reduce the amount of insurance protection unless the Death Benefit is based on the specified percentage of Policy Account Value. In this event, however, the decrease in the Death Benefit will be greater than the amount of a withdrawal.

An increase or decrease in the Policy's Insurance Protection may have tax consequences. The Owner of a Policy should consult a tax advisor before increasing or decreasing the Insurance Protection.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy. In order to purchase a Policy, an individual must make application to PMLIC through a licensed PMLIC agent who is also a registered representative of 1717 Capital Management Company ("1717") or a broker/dealer having a Selling Agreement with 1717 or a broker/dealer having a Selling Agreement with such a broker/dealer. If PMLIC accepts the application, a Policy will be issued in consideration of payment of the Minimum Initial Premium set forth in the Policy. The Minimum Face Amount of a Policy is $100,000.

PMLIC reserves the right to revise its rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. The maximum Face Amount for a Policy in New York State is $2,500,000. A Policy will be issued only with respect to Insureds who have an Issue Age of 80 or less and who provide PMLIC with satisfactory evidence of insurability. Acceptance is subject to PMLIC's underwriting rules. PMLIC reserves the right to reject an application for any reason permitted by law. (See "Distribution of Policies.")


At the time the Application for a Policy is signed, an applicant can, subject to PMLIC's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the Health Questions of the Temporary Agreement, submitting payment of the Minimum Initial Premium with the Application, but only if the Application is dated the same day as, or earlier than, the Temporary Insurance Agreement. Temporary insurance coverage will take effect as of the date of the Temporary Insurance Agreement.



The amount of temporary coverage under the agreement is the lesser of the Face Amount applied for or $500,000. Temporary coverage under the agreement will end on the earliest of: (a) the 90th day from the date of the agreement; (b) the date that insurance takes effect under the Policy; (c) the date a policy, other than as applied for, is offered to the Applicant; or (d) five days from the date PMLIC mails a notice of termination of coverage.



Amount and Timing of Premiums. No insurance will take effect until the Minimum Initial Premium is paid, the underwriting process has been completed, the Application has been approved, and the proposed Insured is alive and in the same condition of health as described in the Application. We begin to deduct monthly charges from your Policy Account Value on the Policy Issue Date. Prior to the Final Policy Date and while the Policy is in force, an Owner may make additional premium payments at any time and in any amount, subject to the limitation set forth below. Each premium payment must be for at least $25. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.


At the time of application, each Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner is entitled to receive a premium reminder notice from PMLIC at the specified interval. The Owner may change the Planned Periodic Premium frequency and amount. Also, under the Automatic Payment Plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed".

Any payments made while there is an outstanding Policy loan are considered loan repayments, unless PMLIC is notified in writing that the amount is to be applied as a premium payment. The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner has the flexibility to alter the amount and frequency of premium payments. However, payment of the Planned Periodic Premiums does not guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Thus, even if Planned Periodic Premiums are paid, the Policy may lapse whenever the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges and if a Grace Period expires without an adequate payment by the Owner.

Premium Limitations. The Code provides for exclusion of the Death Benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. PMLIC has established procedures to monitor whether aggregate premiums paid under a Policy exceed those limits. If a premium is paid which would result in total premiums exceeding such limits, PMLIC will accept only that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. PMLIC will notify the Owner of available options with regard to the excess premium. If a satisfactory arrangement is not made, PMLIC will refund this excess to the Owner. If total premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's Death Benefit over the Policy's Cash Surrender Value should still be excludable from gross income.


The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, PMLIC will not effect such change. (See "Federal Income Tax Considerations.") PMLIC reserves the right to require satisfactory evidence of insurability before accepting a premium payment that would increase the Net Amount At Risk.


Refund of Excess Premium for Modified Endowment Contracts. At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract ("MEC"), PMLIC will notify the Owner that the Policy will become a MEC unless the Owner requests a refund of the excess premium within 30 days after receiving the notice. If the Owner requests a refund, the excess premium paid (but not any interest or earnings on the excess premium) will be returned to the Owner. The Policy Account Value attributable to the excess premium will be deducted from the Subaccounts and/or the Guaranteed Account in the same proportion as the premium was initially allocated to the Subaccounts and/or the Guaranteed Account. For more information on MECs, see "Federal Income Tax Considerations."



Allocation of Net Premiums. The Owner indicates in the application how Net Premiums should be allocated among the Subaccounts and/or the Guaranteed Account. The percentages of each Net Premium that may be allocated to any account must be in whole numbers and the sum of the allocation percentages must be 100%. PMLIC allocates the Net Premiums as of the date it receives such premium at its Service Center according to the Owner's current premium allocation instructions, unless otherwise specified.


Certain states require PMLIC to refund all payments (less any partial withdrawals and indebtedness) in the event the Owner cancels the Policy during the Free-Look period. See "Free-Look Privileges." In those states, PMLIC will allocate to the Money Market Subaccount any premiums the Owner requests be allocated to Subaccount(s) which are received at our Service Center within 15 days from the later of: (1) the Policy Issue Date; or (2) the date PMLIC receives the Minimum Initial Premium. After this 15-day period ends, the value in the Money Market Subaccount is allocated among the Subaccounts as indicated in the application. PMLIC invests all Net Premiums paid thereafter based on the allocation percentages then in effect.


The values of the Subaccounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.



Replacement of Existing Insurance. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY ACCOUNT VALUE

The Policy Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Subaccounts, the Guaranteed Account and the Loan Account. The Policy Account Value minus any applicable Surrender Charge or Additional Surrender Charge is the Cash Surrender Value.

The Policy Account Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts, the crediting of interest in excess of 4% (the guaranteed minimum) for the Guaranteed Account and the Loan Account, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid, and any charges assessed in connection with the Policy.

Calculation of Policy Account Value. The Policy Account Value is determined first on the Policy Date and thereafter at the close of each Valuation Day. On the Policy Date, the Policy Account Value equals the Net Premiums received less any Monthly Deductions on the Policy Date. On each Valuation Day after the Policy Date, the Policy Account Value is:

          1. Policy Account Value in each Subaccount, determined by multiplying the number of units of the Subaccount by the Subaccount's Unit Value on that date;

          2.  Policy Account Value in the Guaranteed Account; plus

          3.  Policy Account Value in the Loan Account.

Determination of Number of Units. Allocated Net Premiums, or Policy Account Value transferred to a Subaccount are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units of a Subaccount at any time equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

Determination of Unit Value. The unit value of a Subaccount on any Valuation Day is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

Net Investment Factor. The Net Investment Factor for each Subaccount measures the investment performance of that Subaccount. The factor increases to reflect investment income and capital gains, realized and unrealized, for the shares of the underlying Portfolio. The factor decreases to reflect any capital losses, realized or unrealized, for the shares of the underlying Portfolio as well as the asset charge for mortality and expense risks.

The asset charge for mortality and expense risks and the transaction charge for the Zero Coupon Bond Subaccount will be deducted in determining the applicable Net Investment Factor.

POLICY DURATION


Policy Lapse. The Policy will remain in force as long as the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and other charges under the Policy. When the Net Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy may lapse and terminate without value. Notwithstanding the foregoing, during the first two Policy Years the Policy will not lapse if the Minimum Guarantee Premium has been paid.


The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by PMLIC indicating that the Grace Period has begun. Thus, the Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, the Owner must, during the Grace Period, make a premium payment equal to three Monthly Deductions. The notice sent by PMLIC will specify the payment required to keep the Policy in force.

Reinstatement. A Policy that lapses may be reinstated at any time within three years (or longer period required in a particular state) after the expiration of the Grace Period and before the Final Policy Date by submitting evidence of the Insured's insurability satisfactory to PMLIC and payment of an amount sufficient to keep the Policy in force for at least three months following the date that the reinstatement application is approved. Upon reinstatement, the Policy Account Value is based upon the premium paid to reinstate the Policy. A reinstated Policy has the same Policy Date as it had prior to the lapse.

TRANSFERS OF POLICY ACCOUNT VALUE


Transfers. The Owner may transfer the Policy Account Value between and among the Subaccounts and the Guaranteed Account by making a transfer request to PMLIC. The amount transferred must be at least $1,000, unless the total value in an account is less than $1,000, in which case the entire amount may be transferred.



After 12 transfers have been made in any Policy Year, a $25 transfer charge will be deducted from each transfer during the remainder of such Policy Year. All transfers included in each telephone, fax, e-mail, or written request are treated as one transfer. Transfers are made as of the date PMLIC receives a written request at its Service Center. Transfers resulting from Policy loans, Automatic Asset Rebalancing, Dollar-Cost Averaging, the exercise of exchange privileges, and the reallocation from the Money Market Subaccount following the 15-day period after the Issue Date, are not subject to a transfer charge and do not count as one of the 12 "free" transfers in any Policy Year. Under present law, transfers are not taxable transactions.



Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Subaccounts. If a pattern of excessive trading by an Owner or the Owner's agent develops, PMLIC reserves the right not to process the transfer request. If a transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.


Special Transfer Right. During the first two years following the Issue Date, the Owner may, on one occasion, transfer the entire Policy Account Value in the Subaccounts to the Guaranteed Account without a transfer charge and without such transfer counting toward the 12 transfers permitted without charge during a Policy Year.

Conversion Privilege for Increase in Face Amount. During the first two years following an increase in Face Amount, the Owner may, on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed-benefit permanent life insurance policy. Such an exchange may, however, have federal income tax consequences. (See "Tax Treatment of Policy Benefits.") Premiums under this new policy will be based on the Sex, Attained Age and Premium Class of the Insured on the effective date of the increase in the Face Amount of the Policy. The new policy will have the same Face Amount and Issue Date as the amount and effective date of the increase. PMLIC will refund the monthly deductions for the increase made on each Policy Processing Day between the effective date of the increase to the date of conversion and the expense charge for such increase.


Transfer Right for Change in Investment Policy of a Subaccount. If the investment policy of a Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Subaccount to another Subaccount or to the Guaranteed Account without a transfer charge and without having such transfer count toward the 12 transfers permitted without charge during a Policy Year.



Automatic Asset Rebalancing. Automatic Asset Rebalancing is a feature which, if elected, authorizes periodic transfers of Policy Account Values among the Subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may be made in the application or at any time after the policy is issued by properly completing the election form and returning it to PMLIC. The election may be revoked at any time. Rebalancing may be done quarterly or annually. Rebalancing terminates when the total value in the Subaccounts is less than $1,000; a transfer is made; a change is made to the current premium allocation instructions; or PMLIC receives a written request to terminate the program. PMLIC reserves the right to suspend Automatic Asset Rebalancing at any time, for any class of Policies, for any reason.


Dollar-Cost Averaging. Dollar-Cost Averaging is a program which, if elected, enables the Owner to systematically and automatically transfer, on a monthly basis, specified dollar amounts from any selected Subaccount to any other Subaccount or the Guaranteed Account. Transfers may not come from the Guaranteed Account. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of short term market fluctuations. PMLIC, however, makes no guarantee that Dollar-Cost Averaging will result in a profit or protect against loss.

Dollar-Cost Averaging may be elected for a period of 6, 12, 18, 24, 30 or 36 months. To qualify for Dollar-Cost Averaging, the following minimum amount of Policy Account Value must be allocated to a Subaccount: 6 months -- $3,000; 12 months -- $6,000; 18 months -- $9,000; 24 months -- $12,000; 30 months -- $15,000; 36 months -- $18,000. At least $500 must be transferred from the Subaccount each month. The amount required to be allocated to the Subaccount can be made from an initial or subsequent investment or by transferring amounts into the Subaccount from the other Subaccounts or from the Guaranteed Account (See "Transfers from Guaranteed Account."). Each monthly transfer is split among the Subaccounts or the Guaranteed Account based upon the percentages elected. Dollar-Cost Averaging may not be elected if Automatic Asset Rebalancing has been elected or if a policy loan is outstanding.

Dollar-Cost Averaging may be elected in the application or by completing an election form and returning it to PMLIC by the beginning of the month. When an election form is received, Dollar-Cost Averaging will commence on the first Policy Processing Day after the later of (a) the Policy Date; (b) the 15-day period when premiums are allocated to the Money Market Subaccount in certain states; and (c) when the Subaccount value equals or exceeds the greater of the minimum amount stated above and the amount of the first monthly transfer.

Once Dollar-Cost Averaging transfers have commenced, they occur monthly on the Policy Processing Day until the specified number of transfers has been completed, or (a) a policy loan is requested, (b) the policy goes into the grace period, or (c) there is insufficient value in the Subaccount to make the transfer. The Owner may instruct PMLIC in writing to cancel Dollar-Cost Averaging transfers at any time.

Transfers made under the Dollar-Cost Averaging program do not count toward the 12 transfers permitted each Policy Year without imposing the Transfer Charge. PMLIC reserves the right to discontinue offering automatic transfers upon 30 days' written notice to the Owner. Written notice will be sent to the Owner confirming each transfer and when the Dollar-Cost Averaging program is terminated. The Owner and agent are responsible for reviewing the confirmation to verify that the transfers are being made as requested.

FREE-LOOK PRIVILEGES

Free-Look for Policy. The Policy provides for an initial Free-Look Period. The Owner may cancel the Policy until the latest of: (a) 45 days after Part I of the application for the Policy is signed, (b) 10 days after the Owner receives the Policy, and (c) 10 days after PMLIC mails the Notice of Withdrawal Right to the Owner. Upon giving written notice of cancellation and returning the Policy to PMLIC's Service Center, to one of PMLIC's other offices, or to the PMLIC representative from whom it was purchased, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date the returned Policy is received by PMLIC at its Service Center or the PMLIC representative through whom the Policy was purchased; (ii) any Premium Expense Charges deducted from premiums paid; (iii) any Monthly Deductions charged against the account; (iv) any mortality and expense risk charges deducted from the value of the net assets of the Separate Account; and (v) any advisory fees and any other fees and expenses of the Funds. A refund of all premiums paid is made for Policy's delivered in states that require such a refund.

Free-Look for Increase in Face Amount. Any requested increase in Face Amount is also subject to a Free-Look privilege. The Owner may cancel a requested increase in Face Amount until the latest of: (a) 45 days after the application for the increase is signed, (b) 10 days after the Owner receives the new Policy Schedule pages reflecting the increase; and (c) 10 days after PMLIC mails a Notice of Withdrawal Right to the Owner. Upon requesting cancellation of the increase, an amount equal to all cost of insurance charges attributable to the increase plus the Face Amount Increase Charge will be credited to the accounts in the same proportion as they were deducted, unless the Owner requests a refund of such amount.


LOAN PRIVILEGES

General. The Owner may at any time after the Issue Date borrow money from PMLIC using the Policy Account Value as the security for the loan. The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum required in a particular state) but not exceeding the Policy's Net Cash Surrender Value on the date of the loan. While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest.


Interest Rate Charged. Interest is charged on Policy loans at an effective annual rate of 6%. Interest is due at the end of each Policy Year. If interest is not paid when due, it is added to the loan balance and bears interest at the same rate beginning 23 days after the Policy Anniversary. Unpaid interest is allocated based on the Owner's written instructions. If there are no written instructions or the Policy Account Value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is allocated based on the proportion that the Guaranteed Account value and the value of the Subaccounts under a Policy bear to the total unloaned Policy Account Value.



Allocation of Loans and Collateral. The Owner may specify that PMLIC transfer the amount of a Policy loan from specific Subaccounts, but may not request that PMLIC transfer this amount from the Guaranteed Account. However if the Owner does not specify Subaccounts, PMLIC will allocate the amount of a Policy loan among the Subaccounts and/or the Guaranteed Account based upon the proportion that the value of the Subaccounts and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value at the time the loan is made.


The collateral for a Policy loan is the loan amount plus accrued interest to the next Policy Anniversary, less interest at an effective annual rate of 4% which is earned to such Policy Anniversary. PMLIC will deduct the collateral for the loan from each account based on the allocation described in the preceding paragraph and transfer this amount to the Loan Account. The collateral is recalculated: (a) when loan interest is repaid or added to loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.


Interest Credited to Loan Account. As long as the Policy is in force, PMLIC credits the amount in the Loan Account with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination. Loan interest credited is transferred to the accounts: (a) when loan interest is added to the loaned amount; (b) when a loan repayment is made; and (c) when a new loan is made. PMLIC currently credits 4.5% interest annually to the amount in the Loan Account until the policy's 10th anniversary or until Attained Age 60, whichever is later, and 5.75% annually thereafter. The tax consequences of a Policy loan after the later of a Policy's 10th anniversary or Attained Age 60 are less clear. Owners should consult a tax adviser with respect to such consequences.


Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be. The Death Proceeds will be reduced by the amount of any outstanding Policy loan.

Loan Repayments. An Owner may repay all or part of a Policy loan at any time while the Insured is alive and the Policy is in force. Unless prohibited by a particular state, PMLIC will assume that any payments made while there is an outstanding loan is a loan repayment, unless it receives written instructions that the payment is a premium payment. Repayments up to the amount of the outstanding loan is allocated to the accounts based on the amount of the outstanding loan allocated to each account as of the date of repayment; any repayment in excess of the amount of the outstanding loan will be allocated to the accounts based on the amount of interest due on the portion of the outstanding loan allocated to each account. For this purpose, the amount of the interest due is determined as of the next Policy Anniversary. Failure to repay a loan or to pay loan interest will not cause the Policy to lapse unless the Net Cash Surrender Value on the Policy Processing Day is less than the monthly deduction due. (See "Policy Duration.")

Tax Considerations. Any loans taken from a Modified Endowment Contract will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts.") Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause the Policy to lapse. If the Policy is not a Modified Endowment Contract, lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Distributions from Policies Not Classified as Modified Endowment Contracts.")

SURRENDER PRIVILEGE


At any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value is determined by PMLIC as of the date it receives, at its Service Center, a surrender request signed by the Owner. Coverage under the Policy will end on the day the Owner mails or otherwise sends the written surrender request to PMLIC at its Service Center. A surrender may have adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits.")


PARTIAL WITHDRAWAL PRIVILEGE

After the first Policy Year, at any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may withdraw a portion of the Policy's Net Cash Surrender Value. The minimum amount which may be withdrawn is $1,500. A withdrawal charge will be deducted from the Policy Account Value. A partial withdrawal will not result in the imposition of surrender charges.


The Owner may specify that PMLIC allocate the withdrawn amount and withdrawal charge from specific Subaccounts but may not request that PMLIC allocate this amount from the Guaranteed Account. If the Owner does not specify any Subaccounts, the withdrawn amount and withdrawal charge will be allocated based on the proportion that the Policy Account Value in any Subaccount and the Guaranteed Account bear to the total unloaned Policy Account Value.


The effect of a partial withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Policy Account Value. (See "Death Benefit Options.")

Option A. The effect of a partial withdrawal on the Face Amount and Death Benefit under Option A can be described as follows:

          If the Death Benefit equals the Face Amount, a partial withdrawal will reduce the Face Amount and the Death Benefit by the amount of the partial withdrawal.

          For the purposes of this illustration (and the following illustrations of partial withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

          Under Option A, a contract with a Face Amount of $300,000 and a Policy Account Value of $30,000 will have a Death Benefit of $300,000. Assume that the policyowner takes a partial withdrawal of $10,000. The partial withdrawal will reduce the Policy Account Value to $19,975
     ($30,000 - $10,000 - $25) and the Death Benefit and Face Amount to $290,000 ($300,000 - $10,000).

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Face Amount will be reduced by an amount equal to the amount of the partial withdrawal. The Death Benefit will be reduced to equal the greater of (a) the Face Amount after the partial withdrawal, and (b) the applicable percentage of the Policy Account Value after deducting the amount of the partial withdrawal and expense charge.

          Under Option A, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000. Assume that the policyowner takes a partial withdrawal of $49,975. The partial withdrawal will reduce the Policy Account Value to $250,000
     ($300,000 - $49,975 - $25) and the Face Amount to $250,025
     ($300,000 - $49,975). The Death Benefit is the greater of (a) the Face Amount of $250,025 and (b) the applicable percentage of the Policy Account Value $625,000 ($250,000 x 2.5). Therefore, the Death Benefit will be $625,000.

Option B. The Face Amount will never be decreased by a partial withdrawal. A partial withdrawal will, however, always decrease the Death Benefit.

          If the Death Benefit equals the Face Amount plus the Policy Account Value, a partial withdrawal will reduce the Policy Account Value by the amount of the partial withdrawal and expense charge and thus the Death Benefit will also be reduced by the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $90,000 will have a Death Benefit of $390,000 ($300,000 + $90,000). Assume the policyowner takes a partial withdrawal of $20,000. The partial withdrawal will reduce the Policy Account Value to $69,975
     ($90,000 - $20,000 - $25) and the Death Benefit to $369,975 ($300,000 +
     $69,975). The Face Amount is unchanged.

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, The Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Policy Account Value after deducting the partial withdrawal and expense charge and (b) the applicable percentage of Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000 ($300,000 x 2.5). Assume the policyowner takes a partial withdrawal of $149,975. The partial withdrawal will reduce the Policy Account Value to $150,000 ($300,000 - $149,975 - $25) and the Death Benefit to the greater of (a) the Face Amount plus the Policy Account Value $450,000 ($300,000 + $150,000) and (b) the Death Benefit based on the applicable percentage of the Policy Account Value $375,000 ($150,000 x 2.5). Therefore, the Death Benefit will be $450,000. The Face Amount is unchanged.

Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

Because a partial withdrawal can affect the Face Amount and the Death Benefit as described above, a partial withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See "Cost of Insurance.") A request for partial withdrawal may not be allowed if, or to the extent that such withdrawal would reduce the Face Amount below the Minimum Face

Amount for the Policy. Also, if a partial withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, PMLIC will not allow such partial withdrawal.

A partial withdrawal of Net Cash Surrender Value may have federal income tax consequences. (See "Tax Treatment of Policy Benefits.")

ACCELERATED DEATH BENEFIT

Applicants residing in states that have approved the Accelerated Death Benefit rider (the "ADB rider") may elect to add it to their Policy at issue, subject to PMLIC receiving satisfactory additional evidence of insurability. The ADB rider is not yet available in all states and the terms under which it is available may vary from state-to-state. There is no assurance that the ADB rider will be approved in all states or that it will be approved under the terms described herein.

The ADB rider permits the Owner to receive, at his or her request and upon approval by PMLIC, an accelerated payment of part of the Policy's Death Benefit when one of the following two events occurs:

          1. Terminal Illness. The Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; or


          2. Permanent Confinement to a Nursing Care Facility. The Insured has been confined to a Nursing Care Facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.


There is no charge for adding the ADB rider to a Policy. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid.

Tax Consequences of the ADB Rider. The federal income tax consequences associated with adding the ADB rider or receiving the accelerated death benefit are uncertain. Accordingly, Owners should consult a tax adviser before adding the ADB rider to a Policy or requesting an accelerated death benefit.

Amount of the Accelerated Death Benefit. The ADB rider provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the Eligible Death Benefit less 25% of any outstanding policy loans and accrued interest. The ADB rider also restricts the total of the accelerated death benefits paid from all life insurance policies issued to an Owner by PMLIC and its subsidiaries to $250,000. This $250,000 maximum may be increased, as provided in the ADB rider, to reflect inflation. The term Eligible Death Benefit under the ADB rider means:

The Insurance Proceeds payable under a Policy if the Insured died at the time a claim for an accelerated death benefit is approved by PMLIC, minus:

          1.  any dividend accumulations;

          2.  any dividends due and not paid;

          3.  any dividend payable at death if the Insured died at such time;

          4. any Premium Refund payable at death if the Insured died at such time; and

          5. any insurance payable under the terms of any other rider attached to a Policy.


An Owner must submit written notice to request the accelerated death benefit. The Owner may only request the accelerated death benefit once, except additional accelerated death benefits may be requested to pay premiums and policy loan interest. There are no restrictions on the Owner's use of the benefit. An Owner may elect to receive the accelerated death benefit payment as a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Insurance Proceeds at Death under the Policy will be paid to the Beneficiary in a lump sum.

Conditions for Receipt of the Accelerated Death Benefit. In order to receive an accelerated death benefit payment, a Policy must be in force other than as Extended Term Insurance and an Owner must submit due proof of eligibility and a completed claim form to PMLIC at its Home Office. Due proof of eligibility means a written certification (described more fully in the ADB rider) in a form acceptable to PMLIC, from a treating physician stating that the Insured has a Terminal Illness or is expected to be permanently confined in a Nursing Care Facility.

PMLIC may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. PMLIC will not approve a claim for an accelerated death benefit payment if a Policy is assigned in whole or in part, if the Terminal Illness or Permanent Confinement is the result of intentionally self-inflicted injury or if the Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit.


Operation of the ADB Rider. The accelerated death benefit is made in the form of a policy loan up to the amount of the maximum loan available under a Policy at the time the claim is approved, resulting in a policy loan being made in the amount of the requested benefit. This policy loan operates as would any loan under the Policy.



To the extent that the amount of the requested accelerated death benefit exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the Death Benefit payable under the Policy (the "death benefit lien") in the amount of this advance. Interest will accrue daily, at a rate determined as described in the ADB rider, on the amount of this advance and upon the death of the Insured the amount of the advance and accrued interest thereon will be subtracted from the amount of Insurance Proceeds at Death.



Effect on Existing Policy. The Insurance Proceeds at Death otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. In addition, if the Owner makes a request for a surrender, a policy loan or a withdrawal, the Policy's Net Cash Surrender Value and Loan Value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Value being reduced to zero.



Premiums and policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future Periodic Planned Premiums and policy loan interest may be paid automatically through additional accelerated death benefits.


In addition to lapse under the applicable provisions of the Policy, a Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at Death.

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate PMLIC for
(a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of the contracts.

PREMIUM EXPENSE CHARGE

Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge which consists of:

Premium Tax Charge. Various states and some of their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state but range from 0% to 4.0%. A deduction of a percentage of the premium will be made from each premium payment. The applicable percentage will be based on the rate for the Insured's residence.

Percent of Premium Sales Charge. A percent of premium charge not to exceed 3% is deducted from each premium payment to partially compensate PMLIC for federal taxes and the cost of selling the Policy. Currently, PMLIC deducts 1.5% percent from each premium payment.

SURRENDER CHARGES

A Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the tenth Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the tenth Policy Year. An Additional Surrender Charge, which is an Additional Deferred Administrative Charge and an Additional Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time within ten years after the effective date of an increase in Face Amount. A portion of an Additional Surrender Charge also is deducted if the related increment of Face Amount is decreased within ten years after such increase took effect.

These surrender charges are designed partially to compensate PMLIC for the cost of administering, issuing and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records and Policy issue. PMLIC does not expect the surrender charges to cover all of these costs. To the extent that they do not, PMLIC will cover the short-fall from its general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

Deferred Administrative Charge. The Deferred Administrative Charge is as follows:

                                                   CHARGE PER $1,000 FACE AMOUNT
                                                   ------------------------------
                                                             ISSUE AGES
                                                   ------------------------------
              POLICY YEAR                 1-5        15          25        35-80
              -----------                 ---      ------      ------      ------
1-6.....................................   0       $1.00       $2.00       $3.00
7.......................................   0        0.80        1.60        2.40
8.......................................   0        0.60        1.20        1.80
9.......................................   0        0.40        0.80        1.20
10......................................   0        0.20        0.40        0.60
11......................................   0           0           0           0

For Issue ages not shown, the charge will increase pro rata for each full year.

The actual Deferred Administrative Charge is the charge described above less the amount of any Deferred Administrative Charge previously paid at the time of a decrease in Face Amount.

Deferred Sales Charge. The Deferred Sales Charge will not exceed the Maximum Deferred Sales Charge specified in the Policy. During Policy Years 1 through 6, this maximum equals 50% of the Target Premium for the Initial Face Amount. It equals 40% of that premium during Policy Year 7, 30% during Policy Year 8, 20% during Policy Year 9, and 0% during Policy Years 10 and later. The Deferred Sales Charge actually imposed will equal the lesser of this maximum and an amount equal to 27% of all premiums received during the first Policy Year up to one Target Premium plus 6% of all other premiums paid to the date of surrender or lapse, less any Deferred Sales Charge previously paid at the time of a prior decrease in Face Amount.

Additional Surrender Charge. An Additional Deferred Sales Charge is associated with each increase in Face Amount. Each Additional Deferred Sales Charge is calculated in a manner similar to the Deferred Sales Charge associated with the Initial Face Amount. The Maximum Additional Deferred Sales Charge for an increase in Face Amount is 50% of the Target Premium for that increase. This maximum remains level for six years following the effective date of an increase. It equals 40% of that premium during the seventh year, and declines by 10% per year to 0% by the beginning of the eleventh year after the effective date of the increase. The Additional Deferred Sales Charge actually deducted is the lesser of this maximum and 27% of premiums received for that increase, up to the first Target Premium for that increase, during the first twelve policy months after an increase and 6% of all premiums thereafter. less any Additional Deferred Sales Charge for such increase previously paid at the time of a decrease in Face Amount.

Allocation of Policy Account Value and Subsequent Premium Payments. A special method is used to allocate a portion of the existing Policy Account Value to an increase in Face Amount and to allocate subsequent premium payments between the Initial Face Amount and the increase. The Policy Account Value is allocated according to the ratio between the Guideline Annual Premium for the Initial Face Amount and the Guideline Annual Premium for the total Face Amount on the effective date of the increase before any deductions are made. For example, if the Guideline Annual Premium is equal to $4,500 before an increase and is equal to $6,000 after an increase, the Policy Account Value on the effective date of the increase would be allocated 75% ($4,500/$6,000) to the Initial Face Amount and 25% to the increase. Premium payments made on or after the effective date of the increase are allocated between the Initial Face Amount and the increase using the same ratio as is used to allocate the Policy Account Value. In the event there is more than one increase in Face Amount, Guideline Annual Premiums for each increment of Face Amount are used to allocate Policy Account Values and premium payments among the various increments of Face Amounts.

Surrender Charge Upon Decrease in Face Amount. A surrender charge may be deducted on a decrease in Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (i.e., pursuant to one or more increases in Face Amount), the surrender charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases, successively, and (3) the Initial Face Amount. Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, a proportionate share of the Surrender Charge for that increase or for the Initial Face Amount will be deducted.

Allocation of Surrender Charges. The Surrender Charge and any Additional Surrender Charge will be deducted from the Policy Account Value. For surrender charges resulting from Face Amount decreases, that part of any such surrender charge will reduce the Policy Account Value and will be allocated among the accounts based on the proportion that the value in each of the Subaccounts and the Guaranteed Account bear to the total unloaned Policy Account Value.

MONTHLY DEDUCTIONS

Charges will be deducted from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate PMLIC for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of four components -- (a) the cost of insurance, (b) administrative charges, (c) insurance underwriting and expenses in connection with issuing the Policy (Initial Administrative Charge), and (d) the cost of any additional benefits provided by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction is deducted from the Subaccounts and the Guaranteed Account in accordance with the allocation percentages for Monthly Deductions chosen by the Owner at the time of application, or as later changed by PMLIC pursuant to the Owner's written request. If PMLIC cannot make a monthly deduction on the basis of the allocation schedule then in effect, PMLIC makes the deduction based on the proportion that the Owner's Guaranteed Account Value and the value in the Owner's Subaccounts bear to the total unloaned Policy Account Value.

Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. PMLIC will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month.

The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy Account Value. The Net Amount at Risk is determined separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it is considered as part of any increases in Face Amount in the order such increases took effect.

A cost of insurance is also determined separately for the Initial Face Amount and any increases in Face Amount. In calculating the Cost of Insurance Charge, the rate for the Premium Class on the Policy Date is applied to the Net Amount at Risk for the Initial Face Amount. For each increase in Face Amount, the rate for the Premium Class applicable to the increase is used. If, however, the Death Benefit is calculated as the Policy Account Value times the specified percentage, the rate for the Premium Class for the most recent Face Amount Increase will be used for the amount of the Death Benefit in excess of the total Face Amount.


Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner. PMLIC expects to profit from Cost of Insurance Charges and may use these profits for any lawful purpose including covering distribution expenses.


Cost of Insurance Rate. The cost of insurance rate is based on the Attained Age, Sex, Premium Class of the Insured and Duration. The actual monthly cost on insurance rates will be based on PMLIC's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed maximum rates are based on the Insured's Attained Age, Sex, Premium Class, and the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table. For Policies issued in states which require "unisex" policies (currently Montana) or in conjunction with employee benefit plans, the maximum Cost of Insurance Charge depends only on the Insured's Age, Premium Class and the 1980 Commissioners Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, Sex, and Premium Class and Duration.

Premium Class. The Premium Class of the Insured will affect the cost of insurance rates. PMLIC currently places Insureds into standard classes and classes with extra ratings, which reflect higher mortality risks. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance than an Insured in a class with extra ratings. The standard Premium Class is divided into three categories: smoker, nonsmoker and preferred. The preferred Premium Class is only available if the Face Amount equals or exceeds $100,000. Nonsmoking insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as nonsmokers.


Since the nonsmoker designation is not available for Insureds under Attained Age 21, shortly before an Insured attains age 21, PMLIC may notify the Insured about possible classification as a nonsmoker. If the Insured does not qualify as a nonsmoker or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the insured does respond to the notification and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.


Initial Administrative Charge. An Initial Administrative Charge of $17.50 is deducted from Policy Account Value on the Policy Date and on each of the next eleven Policy Processing Days.

Monthly Administrative Charges. A Monthly Administrative Charge (presently $7.50) is deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge may be increased, but in no event will it be greater than $12 per month. This charge is intended to reimburse PMLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.

Additional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable rider.

FACE AMOUNT INCREASE CHARGE

If the Face Amount is increased, an increase charge will be deducted from the Policy Account Value on the effective date of such increase. This charge, equal to $50 plus $1.00 per $1,000 of Face Amount increase will be deducted from the accounts based on the allocation schedule for Monthly Deductions in effect at such time. This charge may be increased, but in no event will it be greater than $50 plus $3.00 per $1,000 Face Amount increase. This charge is intended to reimburse PMLIC for administrative expenses in connection with the Face Amount increase, including medical exams, review of the application for the increase, underwriting decisions and processing of the application, and changing Policy records and the Policy.

PARTIAL WITHDRAWAL CHARGE

A charge of $25 will be deducted from the Policy Account Value for each partial withdrawal of Net Cash Surrender Value. This charge is intended to compensate PMLIC for the administrative costs in effecting the requested payment and in making all calculations which may be required by reason of the partial withdrawal.

TRANSFER CHARGE

After 12 transfers have been made in any Policy Year, a transfer charge of $25 will be deducted for each transfer during the remainder of such Policy Year to compensate PMLIC for the costs of processing such transfers.

The transfer charge will be deducted from the amount being transferred. The transfer charge will not apply to transfers resulting from Policy loans, Automatic Asset Rebalancing, Dollar-Cost Averaging, the exercise of special transfer rights and the initial reallocation of account values from the Money Market Subaccount to other Subaccounts. These transfers will not count against the 12 free transfers in any Policy Year.

MORTALITY AND EXPENSE RISK CHARGE


A daily charge will be deducted from the value of the net assets of the Subaccounts to compensate PMLIC for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.65% (or a daily rate of .0017808%) of the average daily net assets of each Subaccount. This charge may be increased, but in no event will it be greater than an annual rate of 0.90% of the average daily net assets of each Subaccount. The mortality risk assumed by PMLIC is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.


If the mortality and expense risk charge proves insufficient, PMLIC will provide for all death benefits and expenses and any loss will be borne by PMLIC. Conversely, PMLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.

Asset Charge Against Zero Coupon Bond Subaccount. PMLIC makes an additional daily asset charge against the assets of the Zero Coupon Bond Subaccount. This charge is to reimburse PMLIC for transaction charges paid directly by PMLIC to Merrill Lynch, Pierce, Fenner & Smith on the sale of Zero Coupon Trust units to the Zero Coupon Bond Subaccount. PMLIC pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an annual rate of 0.25% (.000685% per day) of the average daily net assets of the Zero Coupon Bond Subaccount. This amount may be increased in the future, but in no event will it exceed an annual rate of 0.50%. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for PMLIC.

OTHER CHARGES

The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly, in connection with a general description of each Fund. More detailed information is contained in the Funds and Zero Trust Prospectuses which are attached to or accompany this Prospectus.

                             THE GUARANTEED ACCOUNT

An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of PMLIC's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. PMLIC's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor PMLIC's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither PMLIC's General Account, the Guaranteed Account, nor any interest therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts which are included in this Prospectus are for prospective Owners' information and have not been reviewed by the SEC. However, such disclosures may be subject to certain general applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of PMLIC's General Account, PMLIC assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to PMLIC's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

The Guaranteed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. PMLIC will credit the Guaranteed Account Value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since PMLIC, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, PMLIC reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of PMLIC. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Subaccounts, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

PMLIC reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).

Calculation of Guaranteed Account Value. The Guaranteed Account Value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.

Surrenders and partial withdrawals from the Guaranteed Account may be delayed for up to six months. (See "Payment of Policy Benefits.")

TRANSFERS FROM GUARANTEED ACCOUNT


Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the request for such transfer is received within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date PMLIC receives the request at its Service Center.


                            OTHER POLICY PROVISIONS

BENEFIT PAYABLE ON FINAL POLICY DATE

If the Insured is living on the Final Policy Date (at Insured's Attained Age
100), PMLIC will pay the Owner the Policy Account Value less any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date.

PAYMENT OF POLICY BENEFITS

Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after PMLIC receives proof of the Insured's death at its Service Center and all other requirements are satisfied. Insurance Proceeds will be paid in a single sum unless an alternative settlement option has been selected.

If Insurance Proceeds are payable in a single sum, interest at the annual rate of 3% or any higher rate declared by PMLIC or required by law is paid on the Insurance Proceeds from the date of death until payment is made.


Any amounts payable as a result of surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of the payment request at PMLIC's Service Center in a form satisfactory to PMLIC.



Generally, the amount of a payment from the Subaccounts will be determined as of the date of receipt by PMLIC of all required documents. However, PMLIC may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of PMLIC policyholders. As to amounts allocated to the Guaranteed Account, PMLIC may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after PMLIC receives a payment request at its Service Center. PMLIC will allow interest, at a rate of 3% a year, on any payment PMLIC defers for 30 days or more as described above.

The Owner may decide the form in which proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a Settlement Option. If the Beneficiary is changed, any prior arrangements with respect to the Payment Option will be canceled.

THE POLICY

The Policy and the application(s) attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. PMLIC assumes that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. PMLIC relies on those statements when it issues or changes a Policy. Only the President or a Vice President of PMLIC can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OWNERSHIP

The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by PMLIC. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

BENEFICIARY

The Beneficiary is designated in the application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to PMLIC. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.

CHANGE OF OWNER OR BENEFICIARY

As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to PMLIC. If two or more persons are named as Beneficiaries, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by PMLIC. PMLIC will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have federal income tax consequences. (see "Tax Treatment of Policy Benefits.")


TELEPHONE, FAX, AND E-MAIL REQUESTS



In addition to written requests, PMLIC may accept telephone, fax, and e-mail instructions from the Owner or an authorized third party regarding transfers, Dollar-Cost Averaging, Automatic Asset Rebalancing, loans (excluding 403(b) plans), exercise of the Special Transfer Right and Partial Withdrawals (fax and e-mail only), provided the appropriate election has been made at the time of application or proper authorization is provided to PMLIC. PMLIC reserves the right to suspend telephone, fax, and/or e-mail privileges at any time for any class of policies, for any reason.



PMLIC will employ reasonable procedures to confirm that instructions communicated by telephone, fax, and e-mail are genuine, and if PMLIC follows such procedures, it will not be liable for any losses due to authorized or fraudulent instructions. PMLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures PMLIC will follow for telephone, fax, and e-mail transactions include requiring some form of personal identification prior to acting on instructions, providing written confirmation of the transaction, and making a tape-recording of any instructions given by telephone.

Telephone, fax, and e-mail may not always be available. Any telephone, fax, or computer system, whether it is the Owner's, the Owner's service provider's or agent's, or PMLIC's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the processing of a request. Although PMLIC has taken precautions to help its systems handle heavy use, PMLIC cannot promise complete reliability under all circumstances. If problems arise, the request should be made by writing to the Service Center.


SPLIT DOLLAR ARRANGEMENTS

The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Policy Proceeds) are split between the parties. There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Proceeds in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Proceeds the amount which he would have been entitled to receive upon surrender of the policy and the employee's Beneficiary would receive the balance of the proceeds.


No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on PMLIC unless in writing and received by PMLIC. The IRS has recently issued guidance regarding the tax treatment of split dollar arrangements.


The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

ASSIGNMENTS

The Owner may assign any and all rights under the Policy. No assignment binds PMLIC unless in writing and received by PMLIC at its Service Center. PMLIC assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A Beneficiary may not commute, encumber, or alienate Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

MISSTATEMENT OF AGE AND SEX

If the Insured's age or sex has been misstated in the application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age and sex. No adjustment will be made to the Policy Account Value.

SUICIDE

In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) PMLIC's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any partial withdrawals.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit, the amount which PMLIC will pay with respect to the increase will be the Monthly Deductions for the cost of insurance attributable to such increase and the expense charge for the increase.

CONTESTABILITY


PMLIC has the right to contest the validity of a Policy based on material misstatements made in the application for the Policy or a change. However, PMLIC will not contest the Policy (or any change) after it (or the change) has been in force during the Insured's lifetime for two years from the Policy Issue Date.


DIVIDENDS

The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid under one of the following options:

(a) Paid in cash; or

(b) Applied as a Net Premium.

The Owner must choose an option at the time the application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to PMLIC.

SETTLEMENT OPTIONS


In lieu of a single sum payment on death or surrender, an election may be made to apply the proceeds under any one of the fixed-benefit Settlement Options provided in the Policy. The options are briefly described below. Please refer to the Policy for more details. As part of PMLIC's General Account assets, Settlement Options proceeds may be subject to claims of creditors.


Proceeds at Interest Option. Left on deposit to accumulate with PMLIC with interest payable at a rate of at least 3% per year.

Installments of a Specified Amount Option. Payable in equal installments of the amount elected with PMLIC's consent at 12, 6, 3, or 1 month intervals, as elected until proceeds applied under the Option and interest on the unpaid balance at 3% per year and any additional interest are exhausted.

Installments for a Specified Period Option. Payable in the number of equal monthly installments set forth in the election. Payments may be increased by additional interest which would increase the instalments certain. The guaranteed interest rate is 3% per year.

Life Income Option. Payable in equal monthly instalments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the Option are exhausted, as elected.

Joint and Survivor Life Income. Payable in equal monthly instalments, with a number of instalments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months, as elected.


PMLIC may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates.


                             SUPPLEMENTARY BENEFITS

In addition to the ADB rider, the following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. The cost of each rider is included in the monthly deduction.

Disability Waiver Benefit. A Disability Waiver Benefit rider provides that in the event of the Insured's total disability before Attained Age 60 and continuing for at least six months, PMLIC will apply a premium payment to the Policy on each Policy Processing Day during the first two Policy Years (the amount of the payment will be based on the Minimum Annual Premium). PMLIC will also waive all monthly deductions after the commencement of and during the continuance of such total disability after the first two Policy Years.

Disability Waiver of Premium Benefit. A Policy may include the Disability Waiver of Premium Benefit rider that provides that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, PMLIC will apply a premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled.

At the time of application, a monthly benefit amount is selected by the Owner. This amount is generally intended to reflect the amount of the premiums expected to be paid monthly. In the event of Insured's total disability the amount of the premium payment applied on each Policy Processing Day will be the lesser of: (a) the monthly benefit amount; or (b) the monthly average of the premium payments less partial withdrawals for the Policy since its Policy Date. An Owner cannot elect this rider and another disability waiver benefit rider with the same Policy.

This supplementary benefit must be selected at the time of application and cannot be added after issue. However, for Policies issued prior to the date the Disability Waiver of Premium Benefit Rider is approved in a particular state, the Rider can be added as a supplementary benefit to the Policy within 6 months after state approval. PMLIC reserves the right to require evidence of insurability to add this rider to an existing Policy.

Change of Insured. A Change of Insured rider permits the Owner to change the Insured, subject to certain conditions and evidence of insurability. The Monthly Deduction for the cost of insurance is adjusted to that for the New Insured as of the effective date of the change.

Children's Term Rider. A Children's Term Insurance rider provides level term insurance on each insured child until the earlier of age 25 of the child or the Policy Anniversary nearest the Insured's 65th birthday. When the term insurance expires on the life of an insured child, it may be converted without evidence of insurability to a whole life policy providing a level face amount of insurance and a level premium. The new policy may be up to five times the amount of the term insurance.

The rider is issued to provide between $5,000 and $15,000 of term insurance on each insured child. Each insured child under a rider will have the same amount of insurance. This rider must be selected at the time of application for the Policy or an increase in Face Amount.

Other Insured Convertible Term Life Insurance. An Other Insured Convertible Term Life Insurance rider provides additional term insurance on an insured other than the Insured, on whom the Insured has an insurable interest. This rider will terminate at the earlier of attained age 100 (80 in New York) of the Other Insured or at the termination or maturity of the Policy. If the Policy is extended by the Final Policy Date Extension rider, the Convertible Term Life Insurance rider will terminate on the original maturity date.

Final Policy Date Extension. A Final Policy Date Extension rider extends the Final Policy Date of a Policy 20 years from the original Final Policy Date. It may only be added on or after the anniversary nearest the younger insured's 90th birthday. There is no charge for adding this rider. The death benefit after the original Final Policy Date will be the Policy Account Value. All other riders attached and in effect on the original Final Policy Date will terminate on the original Final Policy Date.

The tax consequences of (1) adding a Final Policy Date Extension rider to the Policy, and (2) the Policy continuing in force after the Insured's 100th birthday are uncertain. Prospective Owners and Owners considering the addition of a Final Policy Date Extension to a Policy should consult their own legal or other advisors as to such consequences.

                       FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon PMLIC's understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


A Policy must satisfy certain requirements set forth in the Internal Revenue Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contacts. The manner in which these requirements are to be applied to certain features of the Policy is not directly addressed by the Internal Revenue Code, and there is limited guidance. PMLIC anticipates that a Policy should satisfy the applicable requirements. In the absence of pertinent interpretations, however, there is some uncertainty about the application of these requirements to the Policy, particularly if the Owner pays the full amount of premiums permitted under the Policy. In addition, if you elect the Accelerated Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and the Policy Account Value and the narrow investment objective of certain Portfolios, have not been explicitly addressed in published rulings. While PMLIC believes that the Policies do not give Owners investment control over Separate Account assets, PMLIC reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. PMLIC believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary.

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A reduction in the Death Benefit at any time below the lowest level of Death Benefit payable during the first seven Policy years could cause the Policy to become a Modified Endowment Contract. A current or prospective Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

- All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

- Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and withdrawals.

- A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. The Owner's investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, the Owner's investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, an Owner should consult a tax adviser as to the tax consequences. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Multiple Policies. All Modified Endowment Contracts that are issued by PMLIC (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Rider. The Federal income tax consequences associated with the Accelerated Death Benefit rider are uncertain. Owners should consult a qualified tax adviser about the consequences of requesting payment under this rider.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences could differ. A competent tax adviser should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. PMLIC reports this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Account Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

SPECIAL RULES FOR 403(b) ARRANGEMENTS

If a Policy is purchased in connection with a Section 403(b) tax-sheltered annuity program, the "Special Rules for Pension and Profit-Sharing Plans" discussed above may be applicable. In addition, premiums, distributions and other transactions with respect to the Policy must be administered, in coordination with Section 403(b) annuity, to comply with the requirements of
Section 403(b) of the Code. A competent tax adviser should be consulted.

BUSINESS USES OF THE POLICY


Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If an Owner is purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, he or she should consult a qualified tax adviser. The Internal Revenue Service has also recently issued new guidance on split dollar insurance plans. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


ALTERNATIVE MINIMUM TAX



There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.



PMLIC'S TAXES


Under current Federal income tax law, PMLIC is not taxed on the Separate Account's operations. Thus, currently PMLIC does not deduct charges from the Separate Account for its Federal income taxes. PMLIC reserves the right to charge the Separate Account for any future Federal income taxes that it may incur.

Under current laws in several states, PMLIC may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, PMLIC may deduct charges for such taxes.

           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. (See "Monthly Deductions.") Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of such Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options.")

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus (other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.

                                 VOTING RIGHTS

All of the assets held in the Subaccounts of the Separate Account will be invested in shares of corresponding portfolios of the Funds. (The organizational documents governing the Trust do not contemplate meetings of holders of Trust units nor any action taken by vote of such holders.) The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. PMLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, PMLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount for which no timely instructions from policyowners are received will be voted by PMLIC in the same proportion as those shares in that Subaccount for which instructions are received.

Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, PMLIC will cast votes, for or against any matter, in the same proportion as Owners vote.

If required by state insurance officials, PMLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, PMLIC may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that PMLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on PMLIC. If PMLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.

                               STANDARD & POOR'S


"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PMLIC and the Market Street Fund ("Market Street"). Neither the Policy nor the Equity 500 Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").


S&P makes no representation or warranty, express or implied, to the owners of the Policy and the Equity 500 Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Policy and the Equity 500 Index Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to PMLIC and Market Street is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to PMLIC, Market Street, the Policy, or the Equity 500 Index Portfolio. S&P has no obligation to take the needs of PMLIC, Market Street, or the owners of the Policy or the Equity 500 Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the Equity 500 Index Portfolio or the timing of the issuance or sale of the Policy or the Equity 500 Index Portfolio or in the determination or calculation of the equation by which the Policy or the Equity 500 Index Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the Equity 500 Index Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PMLIC, MARKET STREET, OWNERS OF THE POLICY AND THE EQUITY 500 INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                    CHANGES TO THE SEPARATE ACCOUNT OR FUNDS

CHANGES TO SEPARATE ACCOUNT OPERATIONS

The voting rights described in this Prospectus are created under applicable Federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict such voting rights, PMLIC reserves the right to proceed in accordance with any such changed laws or regulations.

PMLIC also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required: (1) to transfer assets supporting the Policies from one Subaccount to another subaccount or from the Separate Account to another separate account, (2) to create additional separate accounts or subaccounts, or combine or remove Subaccounts from the Separate Account, (3) to operate the Separate Account and/or one or more of the Subaccounts as a management investment company under the 1940 Act, or in any other form permitted by law; (4) to deregister the unit investment trust under the 1940 Act; and (5) to modify the provisions of the Policies to comply with applicable laws.

CHANGES TO AVAILABLE PORTFOLIOS

It is possible that PMLIC may determine that one or more of the Portfolios or the Zero Trust may become unsuitable for investment by the corresponding Subaccount because of a change in investment policy, or a change in the tax laws, or because the shares or units are no longer available for investment or for any other reasonable cause. In that event, PMLIC may seek to substitute the shares of another Portfolio or of a Portfolio of a Fund not currently available under the Policies. If required by law, the approval of the SEC and possibly one or more state insurance departments would be obtained.

Each of the Funds sells its shares to the Separate Account in accordance with the terms of a participation agreement between it and PMLIC. The termination provisions of those agreements vary. Should an agreement between PMLIC and a Fund terminate, the Separate Account will not be able to purchase additional shares of that Fund. In that event, Owners would no longer be able to allocate Policy Account Value or Net Premium Payments to Subaccounts investing in Portfolios of that Fund. Additionally, in certain circumstances, it is possible that a Fund may refuse to sell its shares to the Separate Account despite the fact that the participation agreement between the Fund and PMLIC has not been terminated. In such an event, PMLIC will not be able to honor requests of Owners to allocate their Policy Account Value or Net Premium Payments to Subaccounts investing in shares of Portfolios of that Fund.


PMLIC'S EXECUTIVE OFFICERS AND DIRECTORS



PMLIC is governed by a board of directors. The following table sets forth the name, address, and principal occupation during the past 5 years of each of PMLIC's executive officers and directors. Unless otherwise noted, each person's address is c/o Provident Mutual Life Insurance Company, 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312.


                        OFFICERS AND DIRECTORS OF PMLIC


           NAME AND POSITION                  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
           -----------------                  -----------------------------------------------
Robert W. Kloss
  Chairman, President and
  Chief Executive Officer..............  1996 to present -- President and Chief Executive Officer of PMLIC; 1999 to present -- Chairman of the Board of
                                         PMLIC; 1994-1996 -- President and Chief Operating Officer
                                         of PMLIC.

Bernard E. Anderson
  Director.............................  2001 to present -- Senior Fellow with The Wharton School,
  University of Pennsylvania             University of Pennsylvania; 1994 to 2001 -- Assistant
  3451 Walnut Street                     Secretary of the U.S. Department of Labor.
  Philadelphia, PA 19104

Edward R. Book
  Director.............................  1997 to present -- Consultant to the travel industry;
  305 Windmere Drive, #221               1996-1997 -- President of USA National Tourism
  State College, PA 16801                Organization, Inc.

Dorothy M. Brown
  Director.............................  1994 to present -- Educational Consultant of The Kaludis
  The Kaludis Consulting Group           Consulting Group; 1998-1999 -- Interim President of
  1055 Thomas Jefferson St., NW          Allegheny University.
  Suite 400
  Washington, DC 20007

Robert J. Casale
  Director.............................  1997 to present -- Executive Consultant of Automatic Data
  Brokerage Ins. Svcs. Group             Processing, Inc.; 1988-1997 -- President of the Brokerage
  2 Journal Square                       Information Services Group of Automatic Data Processing,
  Jersey City, NJ 07306                  Inc.

Nicholas DeBenedictis
  Director.............................  1993 to present -- Chairman of Philadelphia Suburban
  Philadelphia Suburban Corporation      Corporation.
  762 Lancaster Ave.
  Bryn Mawr, PA 19010

Philip C. Herr, II
  Director.............................  1961 to present -- Partner of Herr, Potts & Herr.
  Herr, Potts & Herr
  Strafford Office Building,
  Building #4
  175 Strafford Avenue, Suite 314
  Wayne, PA 19087

J. Richard Jones
  Director.............................  1998 to present -- Executive Managing Director of
  Insignia/ESG                           Insignia/ESG; 1981-1998 -- President and Chief Executive
  1800 JFK Boulevard                     Officer of Jackson- Cross Company.
  10th Floor
  Philadelphia, PA 19103

John P. Neafsey
  Director.............................  1994 to present -- President of JN Associates.
  JN Associates
  13 Valley Road
  So. Norwalk, CT 06854

           NAME AND POSITION                  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
           -----------------                  -----------------------------------------------
Charles L. Orr
  Director.............................  2000 to present -- Retired; 1993 to 2000 -- President and
  440 Davis Court #2119                  Chief Executive Officer of Shaklee Corporation.
  San Francisco, CA 94111

Harold A. Sorgenti
  Director.............................  1997 to present -- Managing Partner at Sorgenti Investment
  Sorgenti Investment Partners           Partners; 1998 to present -- Chairman and Chief Executive
  Mellon Center, Suite 1313              Officer of SpecChem International Holdings, LLC;
  1735 Market Street                     1991-1997 -- Partner of The Freedom Group Partnership.
  Philadelphia, PA 19103

Alan F. Hinkle
  Executive Vice President
  and Chief Actuary....................  1996 to present -- Executive Vice President and Chief
                                         Actuary of PMLIC; 1974-1996 -- Vice President and
                                         Individual Actuary.

Joan C. Tucker*
  Executive Vice President,
  Corporate Operations.................  1996 to present -- Executive Vice President, Corporate
                                         Operations of PMLIC; 1996 -- Senior Vice President,
                                         Insurance Operations of PMLIC; 1993-1996 -- Vice President
                                         Individual Insurance Operations at PMLIC.

Mary Lynn Finelli
  Executive Vice President
  and Chief Financial Officer..........  1996 to present -- Executive Vice President and Chief
                                         Financial Officer of PMLIC; 1986-1996 -- Vice President
                                         and Controller of PMLIC.

Mehran Assadi*
  Executive Vice President,
  Distribution/Marketing
  and Chief Information Officer........  1998 to present -- Executive Vice President and Chief
                                         Information Officer of PMLIC; 1982-1998 -- Vice President,
                                         Technology and Business Development of St. Paul Company.

Daniel C. Danese
  Senior Vice President,
  Distribution.........................  1999 to present -- Senior Vice President, Distribution of
                                         PMLIC; 1996-1999 -- Regional Vice President, Sales &
                                         Marketing of Prudential Insurance & Financial Services.

Sarah C. Lange
  Senior Vice President and
  Chief Investment Officer.............  2000 to present -- Senior Vice President and Chief
                                         Investment Officer of PMLIC, 1983 to 2000 -- Vice
                                         President and Chief Investment Officer of PMLIC.

Linda M. Springer
  Senior Vice President and
  Controller...........................  2000 to present -- Senior Vice President and Controller of
                                         PMLIC; 1996-2000 -- Vice President and Controller of
                                         PMLIC; 1995-1996 -- Assistant Vice President and Actuary
                                         of PMLIC.

Rosanne Gatta
  Vice President and Treasurer.........  1994 to present -- Vice President and Treasurer of PMLIC.


* The address is 300 Continental Drive, Newark, Delaware 19713.


PMLIC holds the Separate Account's assets physically segregated and apart from the general account. PMLIC maintains records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering PMLIC's officers and employees has been issued by Travelers Casualty and Surety Company of America.

                            DISTRIBUTION OF POLICIES


Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell PMLIC's variable life insurance policies, and who are also registered representatives of 1717 Capital Management Company ("1717") or registered representatives of broker/dealers who have Selling Agreements with 1717 or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. 1717, whose address is Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). 1717 was organized under the Laws of Pennsylvania on January 22, 1969, and is an indirect wholly-owned subsidiary of PMLIC. 1717 acts as the principal underwriter of the Policies (as well as other variable life policies) pursuant to an Underwriting Agreement to which the Separate Account, 1717 and PMLIC are parties. 1717 retains no compensation as principal underwriter of the Policies. 1717 is also the principal underwriter of variable annuity contracts issued by PMLIC and variable life and annuity contracts issued by Providentmutual Life and Annuity Company of America.



PMLIC pays sales commissions for the sale of the Policies. Under PMLIC's distribution agreement with 1717, PMLIC may pay the following sales expenses: general agent and agency manager's compensation; agents' training allowances; deferred compensation and insurance benefits of agents, general agents, and agency managers; advertising expenses; and all other expenses of distributing the Policies. PMLIC also pays for 1717's operating and other expenses. Commissions payable to registered representatives of a broker-dealer having a selling agreement with 1717, and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, may be paid to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. PMLIC may pay additional compensation to these broker-dealers and/or reimburse them for portions of Policy sales expenses. Their registered representatives may receive a portion of the expense reimbursement allowance paid to these broker-dealers.


The insurance underwriting and the determination of a proposed Insured's Premium Class and whether to accept or reject an application for a Policy is done by PMLIC. PMLIC will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the Free-Look provision.


Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to a target amount (used only to determine commission payments) and 2% of the premiums paid in excess of that amount. For Policy Year 2 the agent commissions will not be more than 5 1/2% of the premiums paid; for Policy Years 3 through 10, 6 1/2%; for Policy years 11 through 15, 4 5/6%; and for years 16 and later, 2% of the premiums paid. However, for each premium received within 10 years following an increase in Face Amount, agent commissions on the premium paid up to the target amount for the increase in each year will be calculated using the commission rates for the corresponding Policy Year. Agents may also receive expense allowances and annual renewal compensation based on the unloaned Policy Account Value depending upon the circumstances. The agent may be required to return the first year commission less the deferred sales charge imposed if a Policy is not continued through the second Policy Year.



Because registered representatives who sell the Policies are also PMLIC's life insurance agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that PMLIC offers, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. In some circumstances and to the extent permitted by applicable regulatory requirements, 1717 may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers.

PMLIC intends to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to Policy Owners or the Separate Account.



PMLIC offers the Policies to the public on a continuous basis and anticipates continuing to offer the Policies, but reserves the right to discontinue the offering.


                                 POLICY REPORTS

At least once each Policy Year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Policy Account Value, the Guaranteed Account Value, the Loan Account Value, the value in each Subaccount, premiums paid since the last report, charges deducted since the last report, any partial withdrawals since the last report, and the current Net Cash Surrender Value. At the present time, PMLIC plans to send these Policy Statements on a quarterly basis. In addition, a statement will be sent to an Owner showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing of Policy Account Value), the taking a loan, a repayment of a loan, a partial withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan). An Owner may request that a similar report be prepared at other times. PMLIC may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.

An Owner will be sent a semi-annual report containing the financial statements of each Portfolio in which he or she is invested.

                                STATE REGULATION

PMLIC is subject to regulation and supervision by the Insurance Department of the Commonwealth of Pennsylvania which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold. PMLIC is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.


                                STATE VARIATIONS



Any state variations in the Policy are covered in a special policy form for use in that state. This prospectus provides a general description of the Policy. An Owner's actual policy and any endorsements or riders are the controlling documents. To review a copy of his or her policy and its endorsements and riders, if any, the Owner should contact PMLIC's Service Center.


                               LEGAL PROCEEDINGS

PMLIC and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PMLIC believes that as of the date of this Prospectus there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or PMLIC.

                                    EXPERTS

The Financial Statements listed on Page F-1, have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Actuarial matters included in the Prospectus have been examined by Scott V. Carney, FSA, MAAA, Vice President and Actuary of PMLIC, as stated in his opinion filed as an exhibit to the Registration Statement.

                                 LEGAL MATTERS


Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice relating to certain aspects of federal securities law applicable to the issue and sale of the Policies. James Bernstein, Assistant Secretary of PMLIC, has provided advice on certain matters relating to the laws of Pennsylvania regarding the Policies and PMLIC's issuance of the Policies.

                                  DEFINITIONS

ADDITIONAL SURRENDER CHARGE...   The separately determined deferred
                                 administrative charge and deferred sales charge deducted from the Policy Account Value upon surrender or lapse of the Policy within 10 years of the effective date of an increase in Face Amount. A pro-rata Additional Surrender
                                 Charge will be deducted for a reduction in Face
                                 Amount within 10 years of the effective date of a Face Amount increase. The Maximum Additional
                                 Surrender Charge will be shown in the Policy
                                 Schedule Pages reflecting the Face Amount increase.

APPLICATION...................   The application the Owner must complete to
                                 purchase a Policy plus all forms required by PMLIC or applicable law.

ATTAINED AGE..................   The Issue Age of the Insured plus the number of
                                 full Policy Years since the Policy Date.

BENEFICIARY...................   The person(s) or entity(ies) designated to
                                 receive all or some of the Insurance Proceeds when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with PMLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

CASH SURRENDER VALUE..........   The Policy Account Value minus any applicable
                                 Surrender Charge or Additional Surrender
                                 Charge.

DEATH BENEFIT.................   Under Option A, the greater of the Face Amount
                                 or a percentage of the Policy Account Value on the date of death; under Option B, the greater of the Face Amount plus the Policy Account
                                 Value on the date of death, or a percentage of the Policy Account Value on the date of death.

DURATION......................   The number of full years the insurance has been
                                 in force -- for the Initial Face Amount, measured from the Policy Date; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT...................   The Initial Face Amount plus any increases in
                                 Face Amount and minus any decreases in Face
                                 Amount.

FINAL POLICY DATE.............   The Policy Anniversary nearest Insured's
                                 Attained Age 100 at which time the Policy
                                 Account Value, if any, (less any outstanding
                                 Policy loan and accrued interest) will be paid to the Owner if the Insured is living. The
                                 Policy will end on the Final Policy Date.

GRACE PERIOD..................   The 61-day period allowed for payment of a
                                 premium following the date PMLIC mails notice of the amount required to keep the Policy in force.

GUIDELINE ANNUAL PREMIUM......   The "guideline annual premium" as defined in
                                 applicable regulations under the 1940 Act. It is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy in force if the Policy had a mandatory fixed premium schedule assuming
                                 (among other things) a 5% net investment return.

INITIAL FACE AMOUNT...........   The Face Amount of the Policy on the Issue
                                 Date. The Face Amount may be increased or decreased after issue.

INSURANCE PROCEEDS............   The net amount to be paid to the Beneficiary
                                 when the Insured dies.

INSURED.......................   The person upon whose life the Policy is
                                 issued.

ISSUE AGE.....................   The age of the Insured at his or her birthday
                                 nearest the Policy Date. The Issue Age is stated in the Policy.

LOAN ACCOUNT..................   The account to which the collateral for the
                                 amount of any Policy loan is transferred from the Subaccounts and/or the Guaranteed Account.

MINIMUM ANNUAL PREMIUM........   The annual amount which is used to determine
                                 the Minimum Guarantee Premium. This amount is stated in each Policy.

MINIMUM FACE AMOUNT...........   The Minimum Face Amount is $50,000 for all
                                 Premium Classes except preferred. For the preferred Premium Class, the Minimum Face
                                 Amount is $100,000.

MINIMUM GUARANTEE PREMIUM.....   The Minimum Annual Premium multiplied by the
                                 number of months since the Policy Date
                                 (including the current month) divided by 12.

MINIMUM INITIAL PREMIUM.......   Equal to the Minimum Annual Premium multiplied
                                 by the following factor for the specified premium mode at issue: Annual -- 1.0;
                                 Semi-annual -- 0.5; Quarterly -- 0.25;
                                 Monthly -- 0.167.

MONTHLY DEDUCTIONS............   The amount deducted from the Policy Account
                                 Value on each Policy Processing Day. It
                                 includes the Monthly Administrative Charge, the Initial Administrative Charge, the Monthly Cost of Insurance Charge, and the monthly cost of any benefits provided by riders.

NET AMOUNT AT RISK............   The amount by which the Death Benefit exceeds
                                 the Policy Account Value.

NET CASH SURRENDER VALUE......   The Cash Surrender Value minus any outstanding
                                 Policy loans and accrued interest.

NET PREMIUMS..................   The remainder of a premium after the deduction
                                 of the Premium Expense Charge.

OWNER.........................   The person(s) or entity(ies) entitled to
                                 exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM......   The premium amount which the Owner plans to pay
                                 at the frequency selected. The Owner is
                                 entitled to receive a reminder notice and change the amount of the Planned Periodic
                                 Premium. The Owner is not required to pay the Planned Periodic Premium.

POLICY ACCOUNT VALUE..........   The sum of the Policy's values in the Separate
                                 Account, the Guaranteed Account, and the Loan
                                 Account.

POLICY ANNIVERSARY............   The same day and month as the Policy Date in
                                 each later year.

POLICY DATE...................   The date set forth in the Policy that is used
                                 to determine Policy Years and Policy Processing
                                 Days. The Policy Date is generally the same as the Issue Date but may be another date mutually agreed upon by PMLIC and the proposed Insured.

POLICY ISSUE DATE.............   The date on which the Policy is issued. It is
                                 used to measure suicide and contestable
                                 periods.

POLICY PROCESSING DAY.........   The day in each calendar month which is the
                                 same day of the month as the Policy Date. The first Policy Processing Day is the Policy Date.

POLICY YEAR...................   A year that starts on the Policy Date or on a
                                 Policy Anniversary.

PREMIUM CLASS.................   The classification of the Insured for cost of
                                 insurance purposes. The classes are: standard;
                                 with extra rating, non-smoker; nonsmoker with extra rating, and preferred.

PREMIUM EXPENSE CHARGE........   The amount deducted from a premium payment
                                 which consists of the Premium Tax Charge and the Percent of Premium Sales Charge.

SEPARATE ACCOUNT..............   The Provident Mutual Variable Life Separate
                                 Account.

SERVICE CENTER................   The Technology and Service Center located at
                                 300 Continental Drive, Newark, Delaware 19713.

SURRENDER CHARGE..............   The amount deducted from the Policy Account
                                 Value upon lapse or surrender of the Policy during the first 12 Policy Years. A pro-rata
                                 Surrender Charge will be deducted upon a decrease in the Initial Face Amount during the first 12 Policy Years. The Maximum Surrender
                                 Charge is shown in the Policy. The Surrender
                                 Charge is determined separately from the Additional Surrender Charge.

TARGET PREMIUM................   An amount of premium payments, computed
                                 separately for each increment of Face Amount, used to compute Surrender Charges and Additional Surrender Charges.

VALUATION DAY.................   Each day that the New York Stock Exchange is
                                 open for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount.

VALUATION PERIOD..............   The time between two successive Valuation Days.
                                 Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

                              FINANCIAL STATEMENTS

The financial statements of PMLIC included herein should be distinguished from the financial statements of the Separate Accounts and should be considered only as bearing upon the ability of PMLIC to meet its obligations under the Policies.

                         INDEX TO FINANCIAL STATEMENTS


Provident Mutual Variable Life Separate Account
     Report of Independent Accountants......................    F-2
     Statements of Assets and Liabilities, December 31,
      2000..................................................    F-3
     Statements of Operations for the Years Ended December
      31, 2000, 1999 and 1998...............................   F-10
     Statements of Changes in Net Assets for the Years Ended
      December 31, 2000, 1999, and 1998.....................   F-29
     Notes to Financial Statements..........................   F-48
Provident Mutual Life Insurance Company and Subsidiaries
     Report of Independent Accountants......................  F-109
     Consolidated Statements of Financial Condition,
      December 31, 2000 and 1999............................  F-110
     Consolidated Statements of Operations for the Years
      Ended December 31, 2000, 1999 and 1998................  F-111
     Consolidated Statements of Equity for the Years Ended
      December 31, 2000, 1999 and 1998......................  F-112
     Consolidated Statements of Cash Flows for the Years
      Ended December 31, 2000, 1999 and 1998................  F-113
     Notes to Consolidated Financial Statements.............  F-114

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Report of Independent Accountants


--------------------------------------------------------------------------------


To the Policyholders and

  Board of Directors of
Provident Mutual Life Insurance
  Company:


In our opinion, the accompanying statements of assets and liabilities of the Provident Mutual Variable Life Separate Account (comprising twenty-eight subaccounts, hereafter collectively referred to as the "Separate Account") and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Separate Account at December 31, 2000, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Separate Account; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP



Philadelphia, Pennsylvania

February 28, 2001

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account

of Provident Mutual Life Insurance Company

Statements of Assets and Liabilities, December 31, 2000


--------------------------------------------------------------------------------


                                                            MONEY                                  AGGRESSIVE
                                             GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund,
  Inc., at market value:
  Growth Portfolio......................  $207,215,533
  Money Market Portfolio................                 $39,190,829
  Bond Portfolio........................                               $15,621,676
  Managed Portfolio.....................                                             $43,846,667
  Aggressive Growth Portfolio...........                                                           $67,340,759
  International Portfolio...............                                                                          $52,320,314
Dividends receivable....................                     208,245
Receivable from Provident Mutual Life
  Insurance Company.....................                     604,638
                                          ------------   -----------   -----------   -----------   -----------    -----------
Total Assets............................   207,215,533    40,003,712    15,621,676    43,846,667    67,340,759     52,320,314
                                          ------------   -----------   -----------   -----------   -----------    -----------
LIABILITIES
Payable to Provident Mutual Life
  Insurance Company.....................       127,363                      11,442        22,693
                                          ------------   -----------   -----------   -----------   -----------    -----------
NET ASSETS..............................  $207,088,170   $40,003,712   $15,610,234   $43,823,974   $67,340,759    $52,320,314
                                          ============   ===========   ===========   ===========   ===========    ===========
Held for the benefit of policyholders...  $207,065,784   $39,925,228   $15,576,208   $43,626,400   $67,232,415    $52,149,700
Attributable to Provident Mutual Life
  Insurance Company.....................        22,386        78,484        34,026       197,574       108,344        170,614
                                          ------------   -----------   -----------   -----------   -----------    -----------
                                          $207,088,170   $40,003,712   $15,610,234   $43,823,974   $67,340,759    $52,320,314
                                          ============   ===========   ===========   ===========   ===========    ===========



See accompanying notes to financial statements

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account

of Provident Mutual Life Insurance Company

Statements of Assets and Liabilities, December 31, 2000


--------------------------------------------------------------------------------


                                                            ALL PRO       ALL PRO       ALL PRO      ALL PRO
                                                           LARGE CAP     LARGE CAP     SMALL CAP    SMALL CAP     EQUITY 500
                                                            GROWTH         VALUE        GROWTH        VALUE         INDEX
                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund, Inc., at market
  value:
  All Pro Large Cap Growth Portfolio....................  $25,557,745
  All Pro Large Cap Value Portfolio.....................                $10,913,681
  All Pro Small Cap Growth Portfolio....................                              $34,197,822
  All Pro Small Cap Value Portfolio.....................                                            $9,786,169
  Equity 500 Index Portfolio............................                                                         $195,381,928
                                                          -----------   -----------   -----------   ----------   ------------
NET ASSETS..............................................  $25,557,745   $10,913,681   $34,197,822   $9,786,169   $195,381,928
                                                          ===========   ===========   ===========   ==========   ============
Held for the benefit of policyholders...................  $25,405,336   $10,883,165   $34,190,733   $9,728,475   $195,316,766
Attributable to Provident Mutual Life Insurance
  Company...............................................      152,409        30,516         7,089      57,694          65,162
                                                          -----------   -----------   -----------   ----------   ------------
                                                          $25,557,745   $10,913,681   $34,197,822   $9,786,169   $195,381,928
                                                          ===========   ===========   ===========   ==========   ============



See accompanying notes to financial statements

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account

of Provident Mutual Life Insurance Company

Statement of Assets and Liabilities, December 31, 2000


--------------------------------------------------------------------------------


                                                              ZERO COUPON BOND
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
ASSETS
Investment in the Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A, at market value:
  2006 Series...............................................    $13,134,529
                                                                -----------
Total Assets................................................     13,134,529
                                                                -----------
LIABILITIES
  Payable to Provident Mutual Life Insurance Company........        132,101
                                                                -----------
NET ASSETS..................................................    $13,002,428
                                                                ===========
Held for the benefit of policyholders.......................    $12,967,705
Attributable to Provident Mutual Life Insurance Company.....         34,723
                                                                -----------
                                                                $13,002,428
                                                                ===========



See accompanying notes to financial statements

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account

of Provident Mutual Life Insurance Company

Statements of Assets and Liabilities, December 31, 2000


--------------------------------------------------------------------------------


                                                           FIDELITY                     FIDELITY                    FIDELITY
                                                           EQUITY-        FIDELITY        HIGH        FIDELITY        ASSET
                                                            INCOME         GROWTH        INCOME       OVERSEAS       MANAGER
                                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance Products Fund, at
  market value:
  Equity-Income Portfolio..............................  $137,365,562
  Growth Portfolio.....................................                 $265,094,618
  High Income Portfolio................................                                $17,710,346
  Overseas Portfolio...................................                                              $56,134,017
Investment in the Variable Insurance Products Fund II,
  at market value:
  Asset Manager Portfolio..............................                                                            $53,492,659
                                                         ------------   ------------   -----------   -----------   -----------
NET ASSETS.............................................  $137,365,562   $265,094,618   $17,710,346   $56,134,017   $53,492,659
                                                         ============   ============   ===========   ===========   ===========
Held for the benefit of policyholders..................  $137,304,013   $265,011,879   $17,681,625   $56,066,695   $53,426,471
Attributable to Provident Mutual Life Insurance
  Company..............................................        61,549         82,739        28,721        67,322        66,188
                                                         ------------   ------------   -----------   -----------   -----------
                                                         $137,365,562   $265,094,618   $17,710,346   $56,134,017   $53,492,659
                                                         ============   ============   ===========   ===========   ===========



See accompanying notes to financial statements

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account

of Provident Mutual Life Insurance Company

Statements of Assets and Liabilities, December 31, 2000


--------------------------------------------------------------------------------


                                                               FIDELITY                     NEUBERGER       NEUBERGER
                                                              INVESTMENT     FIDELITY     BERMAN LIMITED     BERMAN
                                                              GRADE BOND    CONTRAFUND    MATURITY BOND     PARTNERS
                                                              SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance Products Fund II, at
  market value:
  Investment Grade Bond Portfolio...........................  $22,921,691
  Contrafund Portfolio......................................                $93,258,952
Investment in the Neuberger Berman Advisers Management
  Trust, at market value:
  Limited Maturity Bond Portfolio...........................                                $8,525,290
  Partners Portfolio........................................                                               $28,645,930
                                                              -----------   -----------     ----------     -----------
NET ASSETS..................................................  $22,921,691   $93,258,952     $8,525,290     $28,645,930
                                                              ===========   ===========     ==========     ===========
Held for the benefit of policyholders.......................  $22,906,690   $93,227,547     $8,501,306     $28,407,670
Attributable to Provident Mutual Life Insurance Company.....      15,001         31,405         23,984         238,260
                                                              -----------   -----------     ----------     -----------
                                                              $22,921,691   $93,258,952     $8,525,290     $28,645,930
                                                              ===========   ===========     ==========     ===========



See accompanying notes to financial statements

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account

of Provident Mutual Life Insurance Company

Statements of Assets and Liabilities, December 31, 2000


--------------------------------------------------------------------------------


                                                                                    VAN ECK       VAN ECK         ALGER
                                                        VAN ECK       VAN ECK      WORLDWIDE     WORLDWIDE       AMERICAN
                                                       WORLDWIDE     WORLDWIDE     EMERGING        REAL           SMALL
                                                          BOND      HARD ASSETS     MARKETS       ESTATE      CAPITALIZATION
                                                       SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Van Eck Worldwide Insurance Trust,
  at market value:
  Van Eck Worldwide Bond Portfolio...................  $5,596,062
  Van Eck Worldwide Hard Assets Portfolio............               $3,760,696
  Van Eck Worldwide Emerging Markets Portfolio.......                             $13,041,363
  Van Eck Worldwide Real Estate Portfolio............                                           $1,323,790
Investment in the Alger American Fund, at market
  value:
  Alger American Small Capitalization Portfolio......                                                          $36,698,020
                                                       ----------   ----------    -----------   ----------     -----------
NET ASSETS...........................................  $5,596,062   $3,760,696    $13,041,363   $1,323,790     $36,698,020
                                                       ==========   ==========    ===========   ==========     ===========
Held for the benefit of policyholders................  $5,571,772   $3,721,893    $13,011,774   $1,287,148     $36,632,901
Attributable to Provident Mutual Life Insurance
  Company............................................     24,290        38,803         29,589       36,642          65,119
                                                       ----------   ----------    -----------   ----------     -----------
                                                       $5,596,062   $3,760,696    $13,041,363   $1,323,790     $36,698,020
                                                       ==========   ==========    ===========   ==========     ===========



See accompanying notes to financial statements

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account

of Provident Mutual Life Insurance Company

Statements of Assets and Liabilities, December 31, 2000


--------------------------------------------------------------------------------


                                                                  STRONG         STRONG
                                                                 MID-CAP       OPPORTUNITY
                                                              GROWTH FUND II     FUND II
                                                                SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------
ASSETS
Investment in the Strong Variable Insurance Funds, Inc., at
  market value:
  Strong Mid Cap Growth Fund II.............................    $5,917,949
Investment in the Strong Opportunity Fund II, Inc., at
  market value:
  Strong Opportunity Fund II................................                   $1,688,509
                                                                ----------     ----------
NET ASSETS..................................................    $5,917,949     $1,688,509
                                                                ==========     ==========
Held for the benefit of policyholders.......................    $5,907,223     $1,665,282
Attributable to Provident Mutual Life Insurance Company.....        10,726         23,227
                                                                ----------     ----------
                                                                $5,917,949     $1,688,509
                                                                ==========     ==========



See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Life Separate Account of Provident Mutual Life Insurance Company

Statements of Operations for the Year Ended December 31, 2000


--------------------------------------------------------------------------------


                                                            MONEY                                 AGGRESSIVE
                                              GROWTH        MARKET        BOND        MANAGED       GROWTH      INTERNATIONAL
                                            SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.................................  $ 3,103,302   $2,397,365   $ 875,572    $ 1,444,529   $ 1,190,607    $ 1,378,416
EXPENSES
Mortality and expense risks...............    1,298,099     281,934       98,857        279,129       360,962        353,516
Operating expense reimbursement...........      (32,698)     (1,754)      (2,901)
                                            -----------   ----------   ----------   -----------   -----------    -----------
Total expenses............................    1,265,401     280,180       95,956        279,129       360,962        353,516
                                            -----------   ----------   ----------   -----------   -----------    -----------
Net investment income.....................    1,837,901   2,117,185      779,616      1,165,400       829,645      1,024,900
                                            -----------   ----------   ----------   -----------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested....   13,859,576                               2,193,962     2,489,984      5,468,188
Net realized gain from redemption of
  investment shares.......................    8,444,696                   75,031      1,257,138     1,783,250        936,021
                                            -----------   ----------   ----------   -----------   -----------    -----------
Net realized gain on investments..........   22,304,272                   75,031      3,451,100     4,273,234      6,404,209
                                            -----------   ----------   ----------   -----------   -----------    -----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year.......................   36,701,349                  (64,965)     5,401,466     6,812,200     12,279,992
  End of year.............................   29,874,071                  367,008      4,130,462    17,994,836      3,076,995
                                            -----------   ----------   ----------   -----------   -----------    -----------
Net unrealized (depreciation) appreciation
  of investments during the year..........   (6,827,278)                 431,973     (1,271,004)   11,182,636     (9,202,997)
                                            -----------   ----------   ----------   -----------   -----------    -----------
Net realized and unrealized gain (loss) on
  investments.............................   15,476,994                  507,004      2,180,096    15,455,870     (2,798,788)
                                            -----------   ----------   ----------   -----------   -----------    -----------
Net increase (decrease) in net assets
  resulting from operations...............  $17,314,895   $2,117,185   $1,286,620   $ 3,345,496   $16,285,515    $(1,773,888)
                                            ===========   ==========   ==========   ===========   ===========    ===========



See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Life Separate Account of Provident Mutual Life Insurance Company

Statements of Operations for the Year Ended December 31, 2000


--------------------------------------------------------------------------------


                                                         ALL PRO      ALL PRO       ALL PRO       ALL PRO       **EQUITY
                                                        LARGE CAP    LARGE CAP     SMALL CAP     SMALL CAP        500
                                                         GROWTH        VALUE         GROWTH        VALUE         INDEX
                                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends............................................  $   510,054   $  81,485    $    632,678   $  14,357
EXPENSES
Mortality and expense risks..........................      186,273      67,624         263,074      47,115    $  1,413,611
                                                       -----------   ---------    ------------   ----------   ------------
Net investment income (loss).........................      323,781      13,861         369,604     (32,758)     (1,413,611)
                                                       -----------   ---------    ------------   ----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested...............      396,668                     108,294
Net realized gain (loss) from redemption of
  investment shares..................................      214,246     (68,402)      2,953,142     138,567      55,132,897
                                                       -----------   ---------    ------------   ----------   ------------
Net realized gain (loss) on investments..............      610,914     (68,402)      3,061,436     138,567      55,132,897
                                                       -----------   ---------    ------------   ----------   ------------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year..................................    3,039,361    (180,205)      8,930,477      12,537      61,065,199
  End of year........................................   (3,603,720)     46,211      (6,435,030)  1,513,533     (13,252,242)
                                                       -----------   ---------    ------------   ----------   ------------
Net unrealized (depreciation) appreciation of
  investments during the year........................   (6,643,081)    226,416     (15,365,507)  1,500,996     (74,317,441)
                                                       -----------   ---------    ------------   ----------   ------------
Net realized and unrealized (loss) gain on
  investments........................................   (6,032,167)    158,014     (12,304,071)  1,639,563     (19,184,544)
                                                       -----------   ---------    ------------   ----------   ------------
Net (decrease) increase in net assets resulting from
  operations.........................................  $(5,708,386)  $ 171,875    $(11,934,467)  $1,606,805   $(20,598,155)
                                                       ===========   =========    ============   ==========   ============



See accompanying notes to financial statements


** Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
   Subaccount.

--------------------------------------------------------------------------------
The Provident Mutual Variable Life Separate Account of Provident Mutual Life Insurance Company
Statement of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------


                                                              ZERO COUPON BOND
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends
EXPENSES
Mortality and expense risks.................................     $   85,187
Asset charge................................................         27,595
                                                                 ----------
Net investment loss.........................................       (112,782)
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Realized gain distributions reinvested
Net realized gain from redemption of investment shares......        634,480
                                                                 ----------
Net realized gain on investments............................        634,480
                                                                 ----------
Net unrealized appreciation of investments:
  Beginning of year.........................................        892,107
  End of year...............................................      1,946,917
                                                                 ----------
Net unrealized appreciation of investments during the
  year......................................................      1,054,810
                                                                 ----------
Net realized and unrealized gain on investments.............      1,689,290
                                                                 ----------
Net increase in net assets resulting from operations........     $1,576,508
                                                                 ==========


See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Life Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------


                                                       FIDELITY                     FIDELITY                     FIDELITY
                                                        EQUITY-       FIDELITY        HIGH         FIDELITY        ASSET
                                                        INCOME         GROWTH        INCOME        OVERSEAS       MANAGER
                                                      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...........................................  $ 2,234,379   $    295,490   $ 1,267,459   $    788,522   $ 1,794,917
EXPENSES
Mortality and expense risks.........................      907,578      1,993,708       128,341        418,858       387,542
                                                      -----------   ------------   -----------   ------------   -----------
Net investment income (loss)........................    1,326,801     (1,698,218)    1,139,118        369,664     1,407,375
                                                      -----------   ------------   -----------   ------------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested..............    8,417,892     29,401,209                    4,965,560     4,228,702
Net realized gain (loss) from redemption of
  investment shares.................................    4,186,451      4,541,566    (1,613,681)       354,486     1,075,060
                                                      -----------   ------------   -----------   ------------   -----------
Net realized gain (loss) on investments.............   12,604,343     33,942,775    (1,613,681)     5,320,046     5,303,762
                                                      -----------   ------------   -----------   ------------   -----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year.................................   20,802,103     96,649,271    (1,079,956)    15,070,694     8,174,749
  End of year.......................................   16,230,724     29,587,051    (5,061,854)    (3,661,472)   (1,105,991)
                                                      -----------   ------------   -----------   ------------   -----------
Net unrealized depreciation of investments during
  the year..........................................   (4,571,379)   (67,062,220)   (3,981,898)   (18,732,166)   (9,280,740)
                                                      -----------   ------------   -----------   ------------   -----------
Net realized and unrealized gain (loss) on
  investments.......................................    8,032,964    (33,119,445)   (5,595,579)   (13,412,120)   (3,976,978)
                                                      -----------   ------------   -----------   ------------   -----------
Net increase (decrease) in net assets resulting from
  operations........................................  $ 9,359,765   $(34,817,663)  $(4,456,461)  $(13,042,456)  $(2,569,603)
                                                      ===========   ============   ===========   ============   ===========


See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Life Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------


                                                          FIDELITY                       NEUBERGER        NEUBERGER
                                                         INVESTMENT      FIDELITY      BERMAN LIMITED      BERMAN
                                                         GRADE BOND     CONTRAFUND     MATURITY BOND      PARTNERS
                                                         SUBACCOUNT     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................................  $1,301,510    $    292,744      $ 572,203       $   225,688
EXPENSES
Mortality and expense risks............................    145,446          643,313         57,239           199,008
                                                         ----------    ------------      ---------       -----------
Net investment income (loss)...........................  1,156,064         (350,569)       514,964            26,680
                                                         ----------    ------------      ---------       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested.................                  10,626,589                        4,799,637
Net realized (loss) gain from redemption of investment
  shares...............................................    (35,853)       1,280,418       (201,813)         (850,874)
                                                         ----------    ------------      ---------       -----------
Net realized (loss) gain on investments................    (35,853)      11,907,007       (201,813)        3,948,763
                                                         ----------    ------------      ---------       -----------
Net unrealized (depreciation) appreciation of
  investments:
  Beginning of year....................................   (344,879)      20,480,366       (167,931)         (361,993)
  End of year..........................................    628,599        2,017,762        (11,624)       (4,307,086)
                                                         ----------    ------------      ---------       -----------
Net unrealized appreciation (depreciation) of
  investments during the year..........................    973,478      (18,462,604)       156,307        (3,945,093)
                                                         ----------    ------------      ---------       -----------
Net realized and unrealized gain (loss) on
  investments..........................................    937,625       (6,555,597)       (45,506)            3,670
                                                         ----------    ------------      ---------       -----------
Net increase (decrease) in net assets resulting from
  operations...........................................  $2,093,689    $ (6,906,166)     $ 469,458       $    30,350
                                                         ==========    ============      =========       ===========


See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Life Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------


                                                                                  VAN ECK
                                                      VAN ECK       VAN ECK      WORLDWIDE      VAN ECK     ALGER AMERICAN
                                                     WORLDWIDE     WORLDWIDE     EMERGING      WORLDWIDE        SMALL
                                                        BOND      HARD ASSETS     MARKETS     REAL ESTATE   CAPITALIZATION
                                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..........................................  $ 268,111     $  32,358                   $ 16,681
EXPENSES
Mortality and expense risks........................     38,766        21,566    $   127,899       6,759      $    328,830
                                                     ---------     ---------    -----------    --------      ------------
Net investment income (loss).......................    229,345        10,792       (127,899)      9,922          (328,830)
                                                     ---------     ---------    -----------    --------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.............                                                            15,745,222
Net realized (loss) gain from redemption of
  investment shares................................    (59,420)     (289,865)       578,453      14,548        (1,278,008)
                                                     ---------     ---------    -----------    --------      ------------
Net realized (loss) gain on investments............    (59,420)     (289,865)       578,453      14,548        14,467,214
                                                     ---------     ---------    -----------    --------      ------------
Net unrealized (depreciation) appreciation of
  investments:
  Beginning of year................................   (184,365)     (383,792)     5,968,786     (18,916)        9,761,610
  End of year......................................   (285,554)      223,533     (3,633,159)    132,489       (18,008,924)
                                                     ---------     ---------    -----------    --------      ------------
Net unrealized (depreciation) appreciation of
  investments during the year......................   (101,189)      607,325     (9,601,945)    151,405       (27,770,534)
                                                     ---------     ---------    -----------    --------      ------------
Net realized and unrealized (loss) gain on
  investments......................................   (160,609)      317,460     (9,023,492)    165,953       (13,303,320)
                                                     ---------     ---------    -----------    --------      ------------
Net increase (decrease) in net assets resulting
  from operations..................................  $  68,736     $ 328,252    $(9,151,391)   $175,875      $(13,632,150)
                                                     =========     =========    ===========    ========      ============


See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Life Separate Account of Provident Mutual Life Insurance Company

Statements of Operations for the Year Ended December 31, 2000


--------------------------------------------------------------------------------


                                                                  STRONG          STRONG
                                                                 MID-CAP        OPPORTUNITY
                                                              GROWTH FUND II      FUND II
                                                                SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................................                     $   3,796
EXPENSES
Mortality and expense risks.................................   $    12,143           3,380
                                                               -----------       ---------
Net investment (loss) income................................       (12,143)            416
                                                               -----------       ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Realized gain distributions reinvested......................       410,487         194,279
Net realized gain (loss) from redemption of investment
  shares....................................................            61          (6,879)
                                                               -----------       ---------
Net realized gain on investments............................       410,548         187,400
                                                               -----------       ---------
Net unrealized depreciation of investments:
  Beginning of year.........................................
  End of year...............................................    (1,726,217)       (191,343)
                                                               -----------       ---------
Net unrealized depreciation of investments during the
  year......................................................    (1,726,217)       (191,343)
                                                               -----------       ---------
Net realized and unrealized loss on investments.............    (1,315,669)         (3,943)
                                                               -----------       ---------
Net decrease in net assets resulting from operations........   $(1,327,812)      $  (3,527)
                                                               ===========       =========


See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                           MONEY                  AGGRESSIVE
                                                             GROWTH        MARKET       BOND        GROWTH     INTERNATIONAL
                                                            SEPARATE      SEPARATE    SEPARATE     SEPARATE      SEPARATE
                                                             ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT        ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................................  $   778,682   $1,756,713   $ 211,268   $  202,553    $   501,072
EXPENSES
Mortality and expense risks..............................    1,443,038      256,368      96,941      255,677        317,732
Operating expense reimbursement..........................       (8,226)                  (1,010)
                                                           -----------   ----------   ---------   ----------    -----------
Total expenses...........................................    1,434,812      256,368      95,931      255,677        317,732
                                                           -----------   ----------   ---------   ----------    -----------
Net investment (loss) income.............................     (656,130)   1,500,345     115,337      (53,124)       183,340
                                                           -----------   ----------   ---------   ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested...................    4,548,806                  165,995    5,023,061      2,570,840
Net realized gain from redemption of investment shares...    8,675,587                   79,237    1,321,430        872,905
                                                           -----------   ----------   ---------   ----------    -----------
Net realized gain on investments.........................   13,224,393                  245,232    6,344,491      3,443,745
                                                           -----------   ----------   ---------   ----------    -----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year......................................   43,642,825                  888,223    7,593,499      3,974,294
  End of year............................................   36,701,349                  (64,965)   6,812,200     12,279,992
                                                           -----------   ----------   ---------   ----------    -----------
Net unrealized (depreciation) appreciation of investments
  during the year........................................   (6,941,476)                (953,188)    (781,299)     8,305,698
                                                           -----------   ----------   ---------   ----------    -----------
Net realized and unrealized gain (loss) on investments...    6,282,917                 (707,956)   5,563,192     11,749,443
                                                           -----------   ----------   ---------   ----------    -----------
Net increase (decrease) in net assets resulting from
  operations.............................................  $ 5,626,787   $1,500,345   $(592,619)  $5,510,068    $11,932,783
                                                           ===========   ==========   =========   ==========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                            VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------
                                                                        ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                                       LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                           MANAGED       GROWTH       VALUE        GROWTH       VALUE
                                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................................  $   302,530   $     925    $  23,532                 $   6,660
EXPENSES
Mortality and expense risks............................      286,127     106,933       47,263    $  74,986       26,977
                                                         -----------   ----------   ---------    ----------   ---------
Total expenses.........................................      286,127     106,933       47,263       74,986       26,977
                                                         -----------   ----------   ---------    ----------   ---------
Net investment income (loss)...........................       16,403    (106,008)     (23,731)     (74,986)     (20,317)
                                                         -----------   ----------   ---------    ----------   ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested.................    2,063,055
Net realized gain (loss) from redemption of investment
  shares...............................................    1,222,115     937,158      141,631    1,098,185     (295,056)
                                                         -----------   ----------   ---------    ----------   ---------
Net realized gain (loss) on investments................    3,285,170     937,158      141,631    1,098,185     (295,056)
                                                         -----------   ----------   ---------    ----------   ---------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year....................................    8,871,564     511,417      139,747      403,798       13,283
  End of year..........................................    5,401,466   3,039,361     (180,205)   8,930,477       12,537
                                                         -----------   ----------   ---------    ----------   ---------
Net unrealized (depreciation) appreciation of
  investments during the year..........................   (3,470,098)  2,527,944     (319,952)   8,526,679         (746)
                                                         -----------   ----------   ---------    ----------   ---------
Net realized and unrealized (loss) gain on
  investments..........................................     (184,928)  3,465,102     (178,321)   9,624,864     (295,802)
                                                         -----------   ----------   ---------    ----------   ---------
Net (decrease) increase in net assets resulting from
  operations...........................................  $  (168,525)  $3,359,094   $(202,052)   $9,549,878   $(316,119)
                                                         ===========   ==========   =========    ==========   =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statement of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................    $    86,998
Asset charge................................................         31,129
                                                                -----------
Net investment loss.........................................       (118,127)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from redemption of investment shares......        504,592
                                                                -----------
Net realized gain on investments............................        504,592
                                                                -----------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.........................................      2,163,181
  End of year...............................................        892,107
                                                                -----------
Net unrealized depreciation of investments during the
  year......................................................     (1,271,074)
                                                                -----------
Net realized and unrealized loss on investments.............       (766,482)
                                                                -----------
Net decrease in net assets resulting from operations........    $  (884,609)
                                                                ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                              FIDELITY                    FIDELITY                    FIDELITY
                                               EQUITY-      FIDELITY        HIGH        FIDELITY       ASSET       FIDELITY
                                               INCOME        GROWTH        INCOME       OVERSEAS      MANAGER      INDEX 500
                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................  $ 1,814,813   $   305,785   $ 1,730,285   $   553,518   $1,677,436   $ 1,349,680
EXPENSES
Mortality and expense risks................      910,936     1,425,114       132,829       286,833     365,980      1,156,047
                                             -----------   -----------   -----------   -----------   ----------   -----------
Net investment income (loss)...............      903,877    (1,119,329)    1,597,456       266,685   1,311,456        193,633
                                             -----------   -----------   -----------   -----------   ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....    4,011,692    19,226,224        64,683       892,772   2,124,752        915,854
Net realized gain (loss) from redemption of
  investment shares........................    4,627,304     5,621,556      (530,612)    1,306,076     968,771      3,885,258
                                             -----------   -----------   -----------   -----------   ----------   -----------
Net realized gain (loss) on investments....    8,638,996    24,847,780      (465,929)    2,198,848   3,093,523      4,801,112
                                             -----------   -----------   -----------   -----------   ----------   -----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................   23,637,997    52,781,625    (1,380,446)    1,662,167   7,302,249     35,771,600
  End of year..............................   20,802,103    96,649,271    (1,079,956)   15,070,694   8,174,749     61,065,199
                                             -----------   -----------   -----------   -----------   ----------   -----------
Net unrealized (depreciation) appreciation
  of investments during the year...........   (2,835,894)   43,867,646       300,490    13,408,527     872,500     25,293,599
                                             -----------   -----------   -----------   -----------   ----------   -----------
Net realized and unrealized gain (loss) on
  investments..............................    5,803,102    68,715,426      (165,439)   15,607,375   3,966,023     30,094,711
                                             -----------   -----------   -----------   -----------   ----------   -----------
Net increase in net assets resulting from
  operations...............................  $ 6,706,979   $67,596,097   $ 1,432,017   $15,874,060   $5,277,479   $30,288,344
                                             ===========   ===========   ===========   ===========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                              FIDELITY                     NEUBERGER     NEUBERGER      NEUBERGER      NEUBERGER
                                             INVESTMENT      FIDELITY        BERMAN       BERMAN      BERMAN LIMITED     BERMAN
                                             GRADE BOND    CONTRAFUND(R)    BALANCED      GROWTH      MATURITY BOND     PARTNERS
                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................  $  528,797     $   237,081    $ 122,080                    $ 391,039      $  23,039
EXPENSES
Mortality and expense risks................     115,042         441,651       16,908    $    66,971        54,078        142,567
                                             -----------    -----------    ---------    -----------     ---------      ---------
Net investment income (loss)...............     413,755        (204,570)     105,172        (66,971)      336,961       (119,528)
                                             -----------    -----------    ---------    -----------     ---------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....     165,897       1,738,597      180,860      1,572,930                       40,068
Net realized gain (loss) from redemption of
  investment shares........................     188,073         940,747      (89,916)    (1,300,114)      (50,951)       140,214
                                             -----------    -----------    ---------    -----------     ---------      ---------
Net realized gain (loss) on investments....     353,970       2,679,344       90,944        272,816       (50,951)       180,282
                                             -----------    -----------    ---------    -----------     ---------      ---------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................     688,242       8,740,185      277,919        829,761        56,889         62,679
  End of year..............................    (344,879)     20,480,366                                  (167,931)      (361,993)
                                             -----------    -----------    ---------    -----------     ---------      ---------
Net unrealized (depreciation) appreciation
  of investments during the year...........  (1,033,121)     11,740,181     (277,919)      (829,761)     (224,820)      (424,672)
                                             -----------    -----------    ---------    -----------     ---------      ---------
Net realized and unrealized (loss) gain on
  investments..............................    (679,151)     14,419,525     (186,975)      (556,945)     (275,771)      (244,390)
                                             -----------    -----------    ---------    -----------     ---------      ---------
Net (decrease) increase in net assets
  resulting from operations................  $ (265,396)    $14,214,955    $ (81,803)   $  (623,916)    $  61,190      $(363,918)
                                             ===========    ===========    =========    ===========     =========      =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------


                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               AMERICAN                                  VAN ECK
                                              CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE      VAN ECK     ALGER AMERICAN
                                               CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING      WORLDWIDE        SMALL
                                             APPRECIATION      BOND      HARD ASSETS     MARKETS     REAL ESTATE   CAPITALIZATION
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................                 $ 221,562    $   32,546                   $  8,422
EXPENSES
Mortality and expense risks................   $  17,307        39,696        17,883    $    69,910       3,504      $   213,671
                                              ---------     ---------    -----------   -----------    --------      -----------
Net investment (loss) income...............     (17,307)      181,866        14,663        (69,910)      4,918         (213,671)
                                              ---------     ---------    -----------   -----------    --------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....                    98,996                                                 3,576,725
Net realized (loss) gain from redemption of
  investment shares........................    (302,618)       (6,791)     (325,178)    (1,010,030)    (17,087)       1,130,238
                                              ---------     ---------    -----------   -----------    --------      -----------
Net realized (loss) gain on investments....    (302,618)       92,205      (325,178)    (1,010,030)    (17,087)       4,706,963
                                              ---------     ---------    -----------   -----------    --------      -----------
Net unrealized (depreciation) appreciation
  of investments:
  Beginning of year........................    (901,802)      590,559    (1,136,100)    (3,646,142)    (12,423)       1,898,815
  End of year..............................                  (184,365)     (383,792)     5,968,786     (18,916)       9,761,610
                                              ---------     ---------    -----------   -----------    --------      -----------
Net unrealized appreciation (depreciation)
  of investments during the year...........     901,802      (774,924)      752,308      9,614,928      (6,493)       7,862,795
                                              ---------     ---------    -----------   -----------    --------      -----------
Net realized and unrealized gain (loss) on
  investments..............................     599,184      (682,719)      427,130      8,604,898     (23,580)      12,569,758
                                              ---------     ---------    -----------   -----------    --------      -----------
Net increase (decrease) in net assets
  resulting from operations................   $ 581,877     $(500,853)   $  441,793    $ 8,534,988    $(18,662)     $12,356,087
                                              =========     =========    ===========   ===========    ========      ===========


See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              MONEY                                AGGRESSIVE
                                                GROWTH        MARKET        BOND       MANAGED       GROWTH      INTERNATIONAL
                                               SEPARATE      SEPARATE     SEPARATE     SEPARATE     SEPARATE       SEPARATE
                                                ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................  $ 3,379,864   $1,332,049   $  820,143   $1,224,452   $   281,744    $  296,331
EXPENSES
Mortality and expense risks.................    1,369,021      176,853       95,234      243,226       251,275       296,668
Operating expense reimbursement.............       (4,864)                   (1,300)
                                              -----------   ----------   ----------   ----------   -----------    ----------
Total expenses..............................    1,364,157      176,853       93,934      243,226       251,275       296,668
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net investment income.......................    2,015,707    1,155,196      726,209      981,226        30,469          (337)
                                              -----------   ----------   ----------   ----------   -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested......   27,569,753                     2,080    1,742,752     2,689,649     2,692,126
Net realized gain (loss) from redemption of
  investment shares.........................    3,562,099                   (13,248)     807,777     1,378,531       557,059
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net realized gain (loss) on investments.....   31,131,852                   (11,168)   2,550,529     4,068,180     3,249,185
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net unrealized appreciation of investments:
  Beginning of year.........................   49,936,122                   545,131    8,084,445     9,124,521     3,573,814
  End of year...............................   43,642,825                   888,223    8,871,564     7,593,499     3,974,294
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net unrealized appreciation (depreciation)
  of investments during the year............   (6,293,297)                  343,092      787,119    (1,531,022)      400,480
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net realized and unrealized gain on
  investments...............................   24,838,555                   331,924    3,337,648     2,537,158     3,649,665
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net increase in net assets resulting from
  operations................................  $26,854,262   $1,155,196   $1,058,133   $4,318,874   $ 2,567,627    $3,649,328
                                              ===========   ==========   ==========   ==========   ===========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................................
EXPENSES
Mortality and expense risks.................................   $ 10,444     $  7,828     $  8,535     $  6,110
                                                               --------     --------     --------     --------
Total expenses..............................................     10,444        7,828        8,535        6,110
                                                               --------     --------     --------     --------
Net investment loss.........................................    (10,444)      (7,828)      (8,535)      (6,110)
                                                               --------     --------     --------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested......................
Net realized gain (loss) from redemption of investment
  shares....................................................    114,538        1,976      (75,896)     (65,921)
                                                               --------     --------     --------     --------
Net realized gain (loss) on investments.....................    114,538        1,976      (75,896)     (65,921)
                                                               --------     --------     --------     --------
Net unrealized appreciation of investments:
  Beginning of year.........................................
  End of year...............................................    511,417      139,747      403,798       13,283
                                                               --------     --------     --------     --------
Net unrealized appreciation of investments during the
  year......................................................    511,417      139,747      403,798       13,283
                                                               --------     --------     --------     --------
Net realized and unrealized gain (loss) on investments......    625,955      141,723      327,902      (52,638)
                                                               --------     --------     --------     --------
Net increase (decrease) in net assets resulting from
  operations................................................   $615,511     $133,895     $319,367     $(58,748)
                                                               ========     ========     ========     ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statement of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................     $   73,516
Asset charge................................................         26,330
                                                                 ----------
Net investment loss.........................................        (99,846)
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares......        570,514
                                                                 ----------
Net realized gain on investments............................        570,514
                                                                 ----------
Net unrealized appreciation of investments:
  Beginning of year.........................................      1,354,882
  End of year...............................................      2,163,181
                                                                 ----------
Net unrealized appreciation of investments during the
  year......................................................        808,299
                                                                 ----------
Net realized and unrealized gain on investments.............      1,378,813
                                                                 ----------
Net increase in net assets resulting from operations........     $1,278,967
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                              FIDELITY                    FIDELITY                   FIDELITY
                                               EQUITY-      FIDELITY        HIGH        FIDELITY      ASSET       FIDELITY
                                               INCOME        GROWTH        INCOME       OVERSEAS     MANAGER      INDEX 500
                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................  $ 1,342,651   $   570,939   $ 1,128,406   $ 501,316    $1,342,461   $   902,884
EXPENSES
Mortality and expense risks................      750,572       927,027       129,187     208,755      318,489        693,688
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net investment income (loss)...............      592,079      (356,088)      999,219     292,561    1,023,972        209,196
                                             -----------   -----------   -----------   ----------   ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....    4,778,257    14,934,573       717,008   1,477,561    4,027,382      2,091,239
Net realized gain from redemption of
  investment shares........................    2,849,171     5,521,995       132,632   1,720,249      834,620      1,946,503
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net realized gain on investments...........    7,627,428    20,456,568       849,640   3,197,810    4,862,002      4,037,742
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................   20,932,815    27,530,683     1,485,682   2,054,866    7,028,980     15,712,282
  End of year..............................   23,637,997    52,781,625    (1,380,446)  1,662,167    7,302,249     35,771,600
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net unrealized appreciation (depreciation)
  of investments during the year...........    2,705,182    25,250,942    (2,866,128)   (392,699)     273,269     20,059,318
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net realized and unrealized gain (loss) on
  investments..............................   10,332,610    45,707,510    (2,016,488)  2,805,111    5,135,271     24,097,060
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net increase (decrease) in net assets
  resulting from operations................  $10,924,689   $45,351,422   $(1,017,269)  $3,097,672   $6,159,243   $24,306,256
                                             ===========   ===========   ===========   ==========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                       VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                          FIDELITY                    NEUBERGER &   NEUBERGER &    NEUBERGER &     NEUBERGER &
                                         INVESTMENT     FIDELITY        BERMAN        BERMAN      BERMAN LIMITED     BERMAN
                                         GRADE BOND   CONTRAFUND(R)    BALANCED       GROWTH      MATURITY BOND     PARTNERS
                                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................   $399,467     $  185,502     $  156,692                     $277,191
EXPENSES
Mortality and expense risks............     73,292        238,056         48,283    $  192,792         36,204        $ 3,466
                                          --------     ----------     ----------    -----------      --------        -------
Net investment income (loss)...........    326,175        (52,554)       108,409      (192,792)       240,987         (3,466)
                                          --------     ----------     ----------    -----------      --------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions
  reinvested...........................     47,394      1,364,768      1,100,579     7,126,749
Net realized gain (loss) from
  redemption of investment shares......    133,347      2,635,800       (109,169)      268,551        (32,935)        (5,901)
                                          --------     ----------     ----------    -----------      --------        -------
Net realized gain (loss) on
  investments..........................    180,741      4,000,568        991,410     7,395,300        (32,935)        (5,901)
                                          --------     ----------     ----------    -----------      --------        -------
Net unrealized appreciation of
  investments:
  Beginning of year....................    401,371      3,332,605        595,317     4,238,015         86,785
  End of year..........................    688,242      8,740,185        277,919       829,761         56,889         62,679
                                          --------     ----------     ----------    -----------      --------        -------
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................    286,871      5,407,580       (317,398)   (3,408,254)       (29,896)        62,679
                                          --------     ----------     ----------    -----------      --------        -------
Net realized and unrealized gain (loss)
  on investments.......................    467,612      9,408,148        674,012     3,987,046        (62,831)        56,778
                                          --------     ----------     ----------    -----------      --------        -------
Net increase in net assets resulting
  from operations......................   $793,787     $9,355,594     $  782,421    $3,794,254       $178,156        $53,312
                                          ========     ==========     ==========    ===========      ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               AMERICAN                                  VAN ECK
                                              CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE      VAN ECK     ALGER AMERICAN
                                               CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING      WORLDWIDE        SMALL
                                             APPRECIATION      BOND      HARD ASSETS     MARKETS     REAL ESTATE   CAPITALIZATION
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................                  $ 40,647    $   16,113    $    54,397
EXPENSES
Mortality and expense risks................  $    53,235       34,811        16,990         43,590    $  1,150       $  159,984
                                             -----------     --------    -----------   -----------    --------       ----------
Net investment income (loss)...............      (53,235)       5,836          (877)        10,807      (1,150)        (159,984)
                                             -----------     --------    -----------   -----------    --------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....      422,956                    395,670         48,353                    2,950,817
Net realized gain (loss) from redemption of
  investment shares........................     (698,102)      38,421      (213,306)      (421,210)     (8,482)         199,222
                                             -----------     --------    -----------   -----------    --------       ----------
Net realized gain (loss) on investments....     (275,146)      38,421       182,364       (372,857)     (8,482)       3,150,039
                                             -----------     --------    -----------   -----------    --------       ----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................   (1,024,766)      61,527       (31,204)    (1,437,453)                   1,324,974
  End of year..............................     (901,802)     590,559    (1,136,100)    (3,646,142)    (12,423)       1,898,815
                                             -----------     --------    -----------   -----------    --------       ----------
Net unrealized appreciation (depreciation)
  of investments during the year...........      122,964      529,032    (1,104,896)    (2,208,689)    (12,423)         573,841
                                             -----------     --------    -----------   -----------    --------       ----------
Net realized and unrealized gain (loss) on
  investments..............................     (152,182)     567,453      (922,532)    (2,581,546)    (20,905)       3,723,880
                                             -----------     --------    -----------   -----------    --------       ----------
Net increase (decrease) in net assets
  resulting from operations................  $  (205,417)    $573,289    $ (923,409)   $(2,570,739)   $(22,055)      $3,563,896
                                             ===========     ========    ===========   ===========    ========       ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account

of Provident Mutual Life Insurance Company

Statements of Changes in Net Assets for the Year Ended December 31, 2000


--------------------------------------------------------------------------------


                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                             SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income.....................  $  1,837,901   $  2,117,185   $   779,616   $ 1,165,400   $   829,645    $ 1,024,900
Net realized gain on investments..........    22,304,272                       75,031     3,451,100     4,273,234      6,404,209
Net unrealized (depreciation) appreciation
  of investments during the year..........    (6,827,278)                     431,973    (1,271,004)   11,182,636     (9,202,997)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets from
  operations..............................    17,314,895      2,117,185     1,286,620     3,345,496    16,285,515     (1,773,888)
                                            ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...............    20,256,737     49,754,978     2,344,822     4,551,508     6,669,727      7,149,801
Cost of insurance and administrative
  charges.................................    (9,728,899)    (5,557,693)   (1,082,625)   (2,589,856)   (3,026,557)    (3,082,377)
Surrenders and forfeitures................   (13,457,052)    (2,772,264)     (991,772)   (2,305,722)   (2,831,225)    (2,444,454)
Transfers between investment portfolios...   (25,877,394)   (45,006,275)     (675,825)   (3,798,088)    9,052,429     (1,475,003)
Net withdrawals due to policy loans.......    (1,949,626)      (437,134)      (40,685)     (375,531)     (856,551)      (515,057)
Withdrawals due to death benefits.........      (456,077)      (554,367)     (101,498)     (175,792)      (25,384)       (42,455)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net (decrease) increase in net assets
  derived from policy transactions........   (31,212,311)    (4,572,755)     (547,583)   (4,693,481)    8,982,439       (409,545)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Total (decrease) increase in net assets...   (13,897,416)    (2,455,570)      739,037    (1,347,985)   25,267,954     (2,183,433)
NET ASSETS
  Beginning of year.......................   220,985,586     42,459,282    14,871,197    45,171,959    42,072,805     54,503,747
                                            ------------   ------------   -----------   -----------   -----------    -----------
  End of year.............................  $207,088,170   $ 40,003,712   $15,610,234   $43,823,974   $67,340,759    $52,320,314
                                            ============   ============   ===========   ===========   ===========    ===========



See accompanying notes to financial statements

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account

of Provident Mutual Life Insurance Company

Statements of Changes in Net Assets for the Year Ended December 31, 2000


--------------------------------------------------------------------------------


                                                           ALL PRO       ALL PRO       ALL PRO       ALL PRO
                                                          LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP    **EQUITY 500
                                                           GROWTH         VALUE         GROWTH        VALUE         INDEX
                                                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                         --------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...........................  $   323,781   $    13,861   $    369,604   $ (32,758)   $ (1,413,611)
Net realized gain (loss) on investments................      610,914       (68,402)     3,061,436     138,567      55,132,897
Net unrealized (depreciation) appreciation of
  investments during the year..........................   (6,643,081)      226,416    (15,365,507)  1,500,996     (74,317,441)
                                                         -----------   -----------   ------------   ----------   ------------
Net (decrease) increase in net assets from
  operations...........................................   (5,708,386)      171,875    (11,934,467)  1,606,805     (20,598,155)
                                                         -----------   -----------   ------------   ----------   ------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums............................    6,524,372     2,281,805      8,230,107   1,835,632      42,319,738
Cost of insurance and administrative charges...........   (2,286,881)     (831,205)    (2,426,943)   (517,974)    (16,446,733)
Surrenders and forfeitures.............................   (1,131,527)     (393,923)    (1,488,301)    (94,789)     (7,391,335)
Transfers between investment portfolios................    4,847,660       908,113     18,398,922   2,676,844        (487,095)
Net withdrawals due to policy loans....................     (317,018)      (93,881)      (612,931)    (78,578)     (2,635,279)
Withdrawals due to death benefits......................       (7,688)      (11,086)       (16,561)       (700)       (184,312)
                                                         -----------   -----------   ------------   ----------   ------------
Net increase in net assets derived from policy
  transactions.........................................    7,628,918     1,859,823     22,084,293   3,820,435      15,174,984
                                                         -----------   -----------   ------------   ----------   ------------
Total increase in net assets...........................    1,920,532     2,031,698     10,149,826   5,427,240      (5,423,171)
NET ASSETS
  Beginning of year....................................   23,637,213     8,881,983     24,047,996   4,358,929     200,805,099
                                                         -----------   -----------   ------------   ----------   ------------
  End of year..........................................  $25,557,745   $10,913,681   $ 34,197,822   $9,786,169   $195,381,928
                                                         ===========   ===========   ============   ==========   ============


See accompanying notes to financial statements


**Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
  Subaccount.

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account

of Provident Mutual Life Insurance Company

Statement of Changes in Net Assets for the Year Ended December 31, 2000


--------------------------------------------------------------------------------


                                                              ZERO COUPON BOND
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................    $  (112,782)
Net realized gain on investments............................        634,480
Net unrealized appreciation of investments during the
  year......................................................      1,054,810
                                                                -----------
Net increase in net assets from operations..................      1,576,508
                                                                -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      1,732,187
Cost of insurance and administrative charges................     (1,000,554)
Surrenders and forfeitures..................................       (267,636)
Transfers between investment portfolios.....................     (1,761,119)
Net withdrawals due to policy loans.........................       (106,868)
Withdrawals due to death benefits...........................        (27,805)
                                                                -----------
Net decrease in net assets derived from policy
  transactions..............................................     (1,431,795)
                                                                -----------
Total increase in net assets................................        144,713
NET ASSETS
  Beginning of year.........................................     12,857,715
                                                                -----------
  End of year...............................................    $13,002,428
                                                                ===========



See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Life Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------


                                                        FIDELITY                     FIDELITY                    FIDELITY
                                                        EQUITY-        FIDELITY        HIGH        FIDELITY        ASSET
                                                         INCOME         GROWTH        INCOME       OVERSEAS       MANAGER
                                                       SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)........................  $  1,326,801   $ (1,698,218)  $ 1,139,118   $   369,664   $ 1,407,375
Net realized gain (loss) on investments.............    12,604,343     33,942,775    (1,613,681)    5,320,046     5,303,762
Net unrealized depreciation of investments during
  the year..........................................    (4,571,379)   (67,062,220)   (3,981,898)  (18,732,166)   (9,280,740)
                                                      ------------   ------------   -----------   -----------   -----------
Net increase (decrease) in net assets from
  operations........................................     9,359,765    (34,817,663)   (4,456,461)  (13,042,456)   (2,569,603)
                                                      ------------   ------------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.........................    22,561,568     44,737,332     3,492,600    10,422,907     8,574,024
Cost of insurance and administrative charges........    (9,784,715)   (17,791,302)   (1,536,820)   (3,762,747)   (3,887,794)
Surrenders and forfeitures..........................    (4,931,122)   (13,157,327)     (743,306)   (1,987,769)   (2,642,118)
Transfers between investment portfolios.............   (12,653,248)    24,977,490     1,950,235     9,929,814    (2,317,031)
Net withdrawals due to policy loans.................    (1,925,000)    (4,066,647)     (194,085)     (652,825)     (494,858)
Withdrawals due to death benefits...................      (353,585)      (379,117)      (38,758)     (212,393)     (126,543)
                                                      ------------   ------------   -----------   -----------   -----------
Net (decrease) increase in net assets derived from
  policy transactions...............................    (7,086,102)    34,320,429     2,929,866    13,736,987      (894,320)
                                                      ------------   ------------   -----------   -----------   -----------
Total increase (decrease) in net assets.............     2,273,663       (497,234)   (1,526,595)      694,531    (3,463,923)
NET ASSETS
  Beginning of year.................................   135,091,899    265,591,852    19,236,941    55,439,486    56,956,582
                                                      ------------   ------------   -----------   -----------   -----------
  End of year.......................................  $137,365,562   $265,094,618   $17,710,346   $56,134,017   $53,492,659
                                                      ============   ============   ===========   ===========   ===========



See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Life Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------


                                                               FIDELITY                      NEUBERGER       NEUBERGER
                                                              INVESTMENT      FIDELITY     BERMAN LIMITED     BERMAN
                                                              GRADE BOND     CONTRAFUND    MATURITY BOND     PARTNERS
                                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)................................  $1,156,064    $   (350,569)   $   514,964     $    26,680
Net realized (loss) gain on investments.....................     (35,853)     11,907,007       (201,813)      3,948,763
Net unrealized appreciation (depreciation) of investments
  during the year...........................................     973,478     (18,462,604)       156,307      (3,945,093)
                                                              -----------   ------------    -----------     -----------
Net increase (decrease) in net assets from operations.......   2,093,689      (6,906,166)       469,458          30,350
                                                              -----------   ------------    -----------     -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................   3,574,894      20,346,367      1,812,352       5,300,658
Cost of insurance and administrative charges................  (1,653,583)     (7,216,396)      (671,457)     (2,353,465)
Surrenders and forfeitures..................................    (757,834)     (2,842,608)      (179,563)     (1,118,754)
Transfers between investment portfolios.....................   1,116,971       8,418,514     (1,604,489)     (2,784,854)
Net withdrawals due to policy loans.........................    (198,216)     (1,307,425)       (97,190)       (214,768)
Withdrawals due to death benefits...........................      (7,272)       (379,940)          (158)        (35,785)
                                                              -----------   ------------    -----------     -----------
Net increase (decrease) in net assets derived from policy
  transactions..............................................   2,074,960      17,018,512       (740,505)     (1,206,968)
                                                              -----------   ------------    -----------     -----------
Total increase (decrease) in net assets.....................   4,168,649      10,112,346       (271,047)     (1,176,618)
NET ASSETS
  Beginning of year.........................................  18,753,042      83,146,606      8,796,337      29,822,548
                                                              -----------   ------------    -----------     -----------
  End of year...............................................  $22,921,691   $ 93,258,952    $ 8,525,290     $28,645,930
                                                              ===========   ============    ===========     ===========



See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Life Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------


                                                                                  VAN ECK      VAN ECK
                                                      VAN ECK       VAN ECK      WORLDWIDE    WORLDWIDE    ALGER AMERICAN
                                                     WORLDWIDE     WORLDWIDE     EMERGING        REAL          SMALL
                                                        BOND      HARD ASSETS     MARKETS       ESTATE     CAPITALIZATION
                                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).......................  $ 229,345    $   10,792    $  (127,899)  $   9,922     $   (328,830)
Net realized (loss) gain on investments............    (59,420)     (289,865)       578,453      14,548       14,467,214
Net unrealized (depreciation) appreciation of
  investments during the year......................   (101,189)      607,325     (9,601,945)    151,405      (27,770,534)
                                                     ----------   ----------    -----------   ----------    ------------
Net increase (decrease) in net assets from
  operations.......................................     68,736       328,252     (9,151,391)    175,875      (13,632,150)
                                                     ----------   ----------    -----------   ----------    ------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums........................  1,006,931       671,987      4,412,821     323,980        8,928,616
Cost of insurance and administrative charges.......   (432,030)     (265,274)    (1,439,787)    (92,316)      (3,111,350)
Surrenders and forfeitures.........................   (211,884)     (122,718)      (422,605)    (26,195)      (1,692,382)
Transfers between investment portfolios............   (603,371)      476,548        851,168     253,655        5,480,223
Net withdrawals due to policy loans................    (57,969)      (70,520)      (233,650)    (24,653)        (465,025)
Withdrawals due to death benefits..................    (18,273)       (1,234)       (18,551)       (139)         (41,335)
                                                     ----------   ----------    -----------   ----------    ------------
Net (decrease) increase in net assets derived from
  policy transactions..............................   (316,596)      688,789      3,149,396     434,332        9,098,747
                                                     ----------   ----------    -----------   ----------    ------------
Total (decrease) increase in net assets............   (247,860)    1,017,041     (6,001,995)    610,207       (4,533,403)
NET ASSETS
  Beginning of year................................  5,843,922     2,743,655     19,043,358     713,583       41,231,423
                                                     ----------   ----------    -----------   ----------    ------------
  End of year......................................  $5,596,062   $3,760,696    $13,041,363   $1,323,790    $ 36,698,020
                                                     ==========   ==========    ===========   ==========    ============



See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Life Separate Account of Provident Mutual Life Insurance Company

Statements of Changes in Net Assets for the Year Ended December 31, 2000


--------------------------------------------------------------------------------


                                                                  STRONG         STRONG
                                                                 MID-CAP       OPPORTUNITY
                                                              GROWTH FUND II     FUND II
                                                                SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income................................   $   (12,143)    $      416
Net realized gain on investments............................       410,548        187,400
Net unrealized depreciation of investments during the
  year......................................................    (1,726,217)      (191,343)
                                                               -----------     ----------
Net decrease in net assets from operations..................    (1,327,812)        (3,527)
                                                               -----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................     1,162,681        216,193
Cost of insurance and administrative charges................      (199,096)       (37,922)
Surrenders and forfeitures..................................        (8,933)        (1,802)
Transfers between investment portfolios.....................     6,295,274      1,497,262
Net withdrawals due to policy loans.........................       (29,165)        (6,695)
                                                               -----------     ----------
Net increase in net assets derived from policy
  transactions..............................................     7,220,761      1,667,036
                                                               -----------     ----------
Capital contribution from Provident Mutual Life Insurance
  Company...................................................        25,000         25,000
                                                               -----------     ----------
Total increase in net assets................................     5,917,949      1,688,509
NET ASSETS
  Beginning of year.........................................
                                                               -----------     ----------
  End of year...............................................   $ 5,917,949     $1,688,509
                                                               ===========     ==========



See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                          MONEY                     AGGRESSIVE
                                                           GROWTH         MARKET         BOND         GROWTH      INTERNATIONAL
                                                          SEPARATE       SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                                          ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income..........................  $   (656,130)  $  1,500,345   $   115,337   $   (53,124)   $   183,340
Net realized gain on investments......................    13,224,393                      245,232     6,344,491      3,443,745
Net unrealized (depreciation) appreciation of
  investments during the year.........................    (6,941,476)                    (953,188)     (781,299)     8,305,698
                                                        ------------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets from
  operations..........................................     5,626,787      1,500,345      (592,619)    5,510,068     11,932,783
                                                        ------------   ------------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........................    25,559,470     45,254,470     2,928,215     6,725,432      7,926,796
Cost of insurance and administrative charges..........   (11,000,645)    (4,882,943)   (1,170,041)   (2,733,161)    (3,081,714)
Surrenders and forfeitures............................   (13,471,793)    (2,245,501)   (1,146,196)   (2,039,064)    (1,675,257)
Transfers between investment portfolios...............   (15,622,188)   (29,928,701)     (784,382)   (4,058,353)    (4,171,437)
Net (withdrawals) repayments due to policy loans......    (1,509,720)       (55,132)      333,554      (257,031)      (333,439)
Withdrawals due to death benefits.....................      (328,808)      (105,788)      (39,302)      (28,015)       (49,046)
                                                        ------------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets derived from
  policy transactions.................................   (16,373,684)     8,036,405       121,848    (2,390,192)    (1,384,097)
                                                        ------------   ------------   -----------   -----------    -----------
Total (decrease) increase in net assets...............   (10,746,897)     9,536,750      (470,771)    3,119,876     10,548,686
NET ASSETS
  Beginning of year...................................   231,732,483     32,922,532    15,341,968    38,952,929     43,955,061
                                                        ------------   ------------   -----------   -----------    -----------
  End of year.........................................  $220,985,586   $ 42,459,282   $14,871,197   $42,072,805    $54,503,747
                                                        ============   ============   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                               VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                                                           ALL PRO      ALL PRO       ALL PRO      ALL PRO
                                                                          LARGE CAP    LARGE CAP     SMALL CAP    SMALL CAP
                                                             MANAGED       GROWTH        VALUE        GROWTH        VALUE
                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).............................  $    16,403   $  (106,008)  $ (23,731)   $   (74,986)  $  (20,317)
Net realized gain (loss) on investments..................    3,285,170       937,158     141,631      1,098,185     (295,056)
Net unrealized (depreciation) appreciation of investments
  during the year........................................   (3,470,098)    2,527,944    (319,952)     8,526,679         (746)
                                                           -----------   -----------   ----------   -----------   ----------
Net (decrease) increase in net assets from operations....     (168,525)    3,359,094    (202,052)     9,549,878     (316,119)
                                                           -----------   -----------   ----------   -----------   ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..............................    5,336,853     3,974,650   1,765,693      2,424,562    1,267,496
Cost of insurance and administrative charges.............   (2,630,602)   (1,316,182)   (580,616)      (697,076)    (343,372)
Surrenders and forfeitures...............................   (1,794,972)     (510,138)   (118,076)      (263,663)     (53,089)
Transfers between investment portfolios..................    3,744,142    14,042,452   4,604,631      8,628,255      670,018
Net withdrawals due to policy loans......................     (237,231)     (169,856)    (83,273)      (180,314)     (19,891)
Withdrawals due to death benefits........................     (110,679)      (12,140)                    (6,005)
                                                           -----------   -----------   ----------   -----------   ----------
Net increase in net assets derived from policy
  transactions...........................................    4,307,511    16,008,786   5,588,359      9,905,759    1,521,162
                                                           -----------   -----------   ----------   -----------   ----------
Capital contribution from Provident Mutual Life Insurance
  Company................................................                                                25,000
                                                           -----------   -----------   ----------   -----------   ----------
Total increase in net assets.............................    4,138,986    19,367,880   5,386,307     19,480,637    1,205,043
NET ASSETS
  Beginning of year......................................   41,032,973     4,269,333   3,495,676      4,567,359    3,153,886
                                                           -----------   -----------   ----------   -----------   ----------
  End of year............................................  $45,171,959   $23,637,213   $8,881,983   $24,047,996   $4,358,929
                                                           ===========   ===========   ==========   ===========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statement of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................    $  (118,127)
Net realized gain on investments............................        504,592
Net unrealized depreciation of investments during the
  year......................................................     (1,271,074)
                                                                -----------
Net decrease in net assets from operations..................       (884,609)
                                                                -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      2,272,109
Cost of insurance and administrative charges................     (1,094,364)
Surrenders and forfeitures..................................       (276,872)
Transfers between investment portfolios.....................        288,024
Net repayments due to policy loans..........................         10,863
Withdrawals due to death benefits...........................        (16,728)
                                                                -----------
Net increase in net assets derived from policy
  transactions..............................................      1,183,032
                                                                -----------
Return of capital to Provident Mutual Life Insurance
  Company...................................................        (30,000)
                                                                -----------
Total increase in net assets................................        268,423
NET ASSETS
  Beginning of year.........................................     12,589,292
                                                                -----------
  End of year...............................................    $12,857,715
                                                                ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               FIDELITY                     FIDELITY                    FIDELITY
                                               EQUITY-        FIDELITY        HIGH        FIDELITY        ASSET        FIDELITY
                                                INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                              SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...............  $    903,877   $ (1,119,329)  $ 1,597,456   $   266,685   $ 1,311,456   $    193,633
Net realized gain (loss) on investments....     8,638,996     24,847,780      (465,929)    2,198,848     3,093,523      4,801,112
Net unrealized (depreciation) appreciation
  of investments during the year...........    (2,835,894)    43,867,646       300,490    13,408,527       872,500     25,293,599
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase in net assets from
  operations...............................     6,706,979     67,596,097     1,432,017    15,874,060     5,277,479     30,288,344
                                             ------------   ------------   -----------   -----------   -----------   ------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums................    26,300,878     36,742,390     4,187,437     8,759,380     8,961,592     42,870,989
Cost of insurance and administrative
  charges..................................   (10,154,078)   (13,681,370)   (1,605,749)   (2,892,929)   (3,769,280)   (14,259,424)
Surrenders and forfeitures.................    (3,592,990)    (7,044,356)     (516,102)   (1,126,817)   (2,114,552)    (4,999,798)
Transfers between investment portfolios....    (3,881,832)    15,811,209    (3,043,663)      498,950    (1,063,797)    19,021,170
Net withdrawals due to policy loans........    (1,209,316)    (2,498,144)     (118,715)     (314,727)     (322,758)    (2,757,490)
Withdrawals due to death benefits..........      (127,564)       (73,911)       (7,992)      (54,224)     (183,435)      (144,419)
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase in net assets derived from
  policy transactions......................     7,335,098     29,255,818    (1,104,784)    4,869,633     1,507,770     39,731,028
                                             ------------   ------------   -----------   -----------   -----------   ------------
Total increase in net assets...............    14,042,077     96,851,915       327,233    20,743,693     6,785,249     70,019,372
NET ASSETS
  Beginning of year........................   121,049,822    168,739,937    18,909,708    34,695,793    50,171,333    130,785,727
                                             ------------   ------------   -----------   -----------   -----------   ------------
  End of year..............................  $135,091,899   $265,591,852   $19,236,941   $55,439,486   $56,956,582   $200,805,099
                                             ============   ============   ===========   ===========   ===========   ============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                         VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
                                            FIDELITY                     NEUBERGER     NEUBERGER      NEUBERGER       NEUBERGER
                                           INVESTMENT      FIDELITY        BERMAN       BERMAN      BERMAN LIMITED     BERMAN
                                           GRADE BOND    CONTRAFUND(R)    BALANCED      GROWTH      MATURITY BOND     PARTNERS
                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).............  $  413,755     $  (204,570)   $ 105,172    $   (66,971)    $  336,961     $  (119,528)
Net realized gain (loss) on
  investments............................     353,970       2,679,344       90,944        272,816        (50,951)        180,282
Net unrealized (depreciation)
  appreciation of investments during the
  year...................................  (1,033,121)     11,740,181     (277,919)      (829,761)      (224,820)       (424,672)
                                           -----------    -----------    ----------   -----------     ----------     -----------
Net (decrease) increase in net assets
  from operations........................    (265,396)     14,214,955      (81,803)      (623,916)        61,190        (363,918)
                                           -----------    -----------    ----------   -----------     ----------     -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..............   4,032,775      17,802,373      565,791      1,959,156      2,091,724       4,323,983
Cost of insurance and administrative
  charges................................  (1,422,000)     (5,378,405)    (246,888)      (781,892)      (584,928)     (1,732,241)
Surrenders and forfeitures...............    (363,847)     (1,262,113)     (99,384)      (382,062)       (81,946)       (835,368)
Transfers between investment
  portfolios.............................   2,875,172      12,332,491    (7,607,944)  (30,210,653)       734,126      26,875,968
Net withdrawals due to policy loans......     (91,716)       (729,208)     (26,232)      (119,608)        (7,993)       (145,504)
Withdrawals due to death benefits........      (2,577)        (10,570)        (275)       (18,835)                       (21,808)
                                           -----------    -----------    ----------   -----------     ----------     -----------
Net increase (decrease) in net assets
  derived from policy transactions.......   5,027,807      22,754,568    (7,414,932)  (29,553,894)     2,150,983      28,465,030
                                           -----------    -----------    ----------   -----------     ----------     -----------
Total increase (decrease) in net
  assets.................................   4,762,411      36,969,523    (7,496,735)  (30,177,810)     2,212,173      28,101,112
NET ASSETS
  Beginning of year......................  13,990,631      46,177,083    7,496,735     30,177,810      6,584,164       1,721,436
                                           -----------    -----------    ----------   -----------     ----------     -----------
  End of year............................  $18,753,042    $83,146,606           --             --     $8,796,337     $29,822,548
                                           ===========    ===========    ==========   ===========     ==========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------


                                                                     VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                          AMERICAN                                  VAN ECK      VAN ECK
                                         CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    WORLDWIDE    ALGER AMERICAN
                                          CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING        REAL          SMALL
                                        APPRECIATION      BOND      HARD ASSETS     MARKETS       ESTATE     CAPITALIZATION
                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income..........  $   (17,307)   $ 181,866    $   14,663    $   (69,910)   $  4,918     $  (213,671)
Net realized (loss) gain on
  investments.........................     (302,618)      92,205      (325,178)    (1,010,030)    (17,087)      4,706,963
Net unrealized appreciation
  (depreciation) of investments during
  the year............................      901,802     (774,924)      752,308      9,614,928      (6,493)      7,862,795
                                        -----------    ----------   ----------    -----------    --------     -----------
Net increase (decrease) in net assets
  from operations.....................      581,877     (500,853)      441,793      8,534,988     (18,662)     12,356,087
                                        -----------    ----------   ----------    -----------    --------     -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........      726,731    1,312,452       714,639      2,966,545     242,709       7,735,292
Cost of insurance and administrative
  charges.............................     (275,934)    (477,757)     (245,907)      (949,758)    (59,562)     (2,568,433)
Surrenders and forfeitures............     (114,281)    (230,911)     (400,502)      (468,935)     (2,705)       (748,345)
Transfers between investment
  portfolios..........................   (8,445,347)      59,808       175,667      2,993,928     122,943      (4,251,852)
Net withdrawals due to policy loans...      (33,028)     (22,317)      (10,258)      (256,405)    (13,070)       (271,486)
Withdrawals due to death benefits.....      (19,365)      (3,213)          (65)       (10,061)                    (14,375)
                                        -----------    ----------   ----------    -----------    --------     -----------
Net (decrease) increase in net assets
  derived from policy transactions....   (8,161,224)     638,062       233,574      4,275,314     290,315        (119,199)
                                        -----------    ----------   ----------    -----------    --------     -----------
Total (decrease) increase in net
  assets..............................   (7,579,347)     137,209       675,367     12,810,302     271,653      12,236,888
NET ASSETS
  Beginning of year...................    7,579,347    5,706,713     2,068,288      6,233,056     441,930      28,994,535
                                        -----------    ----------   ----------    -----------    --------     -----------
  End of year.........................           --    $5,843,922   $2,743,655    $19,043,358    $713,583     $41,231,423
                                        ===========    ==========   ==========    ===========    ========     ===========


See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              SEPARATE       SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                              ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)..............  $  2,015,707   $  1,155,196   $   726,209   $   981,226   $    30,469    $      (337)
Net realized gain (loss) on investments...    31,131,852                      (11,168)    2,550,529     4,068,180      3,249,185
Net unrealized appreciation (depreciation)
  of investments during the year..........    (6,293,297)                     343,092       787,119    (1,531,022)       400,480
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
  operations..............................    26,854,262      1,155,196     1,058,133     4,318,874     2,567,627      3,649,328
                                            ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...............    28,487,988     42,570,677     3,219,583     5,309,169     8,253,971      9,038,100
Cost of insurance and administrative
  charges.................................   (11,790,141)    (4,378,001)   (1,242,032)   (2,278,565)   (2,885,869)    (3,272,446)
Surrenders and forfeitures................   (10,126,139)    (1,249,337)     (749,106)   (1,714,811)   (1,487,419)    (1,684,922)
Transfers between investment portfolios...    (4,250,025)   (27,362,632)     (267,299)       85,860    (1,510,108)    (1,968,516)
Net withdrawals due to policy loans.......    (3,633,955)      (704,376)      (54,451)     (593,757)     (764,231)      (536,465)
Withdrawals due to death benefits.........      (366,282)       (11,907)      (13,393)     (116,767)       (3,286)       (32,142)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
  derived from policy transactions........    (1,678,554)     8,864,424       893,302       691,129     1,603,058      1,543,609
                                            ------------   ------------   -----------   -----------   -----------    -----------
Return of capital to Provident Mutual Life
  Insurance Company.......................      (225,000)       (90,000)      (90,000)     (150,000)     (145,000)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Total increase in net assets..............    24,950,708      9,929,620     1,861,435     4,860,003     4,025,685      5,192,937
NET ASSETS
  Beginning of year.......................   206,781,775     22,992,912    13,480,533    36,172,970    34,927,244     38,762,124
                                            ------------   ------------   -----------   -----------   -----------    -----------
  End of year.............................  $231,732,483   $ 32,922,532   $15,341,968   $41,032,973   $38,952,929    $43,955,061
                                            ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................  $ (10,444)   $  (7,828)   $  (8,535)   $   (6,110)
Net realized gain (loss) on investments.....................    114,538        1,976      (75,896)      (65,921)
Net unrealized appreciation of investments during the
  year......................................................    511,417      139,747      403,798        13,283
                                                              ----------   ----------   ----------   ----------
Net increase (decrease) in net assets from operations.......    615,511      133,895      319,367       (58,748)
                                                              ----------   ----------   ----------   ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................    725,893      525,241      411,183       435,729
Cost of insurance and administrative charges................   (130,570)    (104,161)    (102,177)      (82,507)
Surrenders and forfeitures..................................    (25,602)     (12,569)     (16,057)      (10,719)
Transfers between investment portfolios.....................  3,077,201    2,946,905    3,944,529     2,851,353
Net withdrawals due to policy loans.........................    (18,029)     (13,665)     (11,262)       (6,094)
Withdrawals due to death benefits...........................        (71)      (4,970)      (3,224)         (128)
                                                              ----------   ----------   ----------   ----------
Net increase in net assets derived from policy
  transactions..............................................  3,628,822    3,336,781    4,222,992     3,187,634
                                                              ----------   ----------   ----------   ----------
Capital contribution from Provident Mutual Life Insurance
  Company...................................................     25,000       25,000       25,000        25,000
                                                              ----------   ----------   ----------   ----------
Total increase in net assets................................  4,269,333    3,495,676    4,567,359     3,153,886
NET ASSETS
  Beginning of year.........................................         --           --           --            --
                                                              ----------   ----------   ----------   ----------
  End of year...............................................  $4,269,333   $3,495,676   $4,567,359   $3,153,886
                                                              ==========   ==========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statement of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................    $   (99,846)
Net realized gain on investments............................        570,514
Net unrealized appreciation of investments during the
  year......................................................        808,299
                                                                -----------
Net increase in net assets from operations..................      1,278,967
                                                                -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      2,832,198
Cost of insurance and administrative charges................       (969,558)
Surrenders and forfeitures..................................       (429,018)
Transfers between investment portfolios.....................      1,324,943
Net repayments due to policy loans..........................         34,044
Withdrawals due to death benefits...........................        (19,270)
                                                                -----------
Net increase in net assets derived from policy
  transactions..............................................      2,773,339
                                                                -----------
Return of capital to Provident Mutual Life Insurance
  Company...................................................       (105,000)
                                                                -----------
Total increase in net assets................................      3,947,306
NET ASSETS
  Beginning of year.........................................      8,641,986
                                                                -----------
  End of year...............................................    $12,589,292
                                                                ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               FIDELITY                     FIDELITY                    FIDELITY
                                               EQUITY-        FIDELITY        HIGH        FIDELITY        ASSET        FIDELITY
                                                INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                              SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...............  $    592,079   $   (356,088)  $   999,219   $   292,561   $ 1,023,972   $    209,196
Net realized gain on investments...........     7,627,428     20,456,568       849,640     3,197,810     4,862,002      4,037,742
Net unrealized appreciation (depreciation)
  of investments during the year...........     2,705,182     25,250,942    (2,866,128)     (392,699)      273,269     20,059,318
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase (decrease) in net assets from
  operations...............................    10,924,689     45,351,422    (1,017,269)    3,097,672     6,159,243     24,306,256
                                             ------------   ------------   -----------   -----------   -----------   ------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums................    27,977,450     31,856,978     5,041,566     8,709,088     8,574,753     36,145,166
Cost of insurance and administrative
  charges..................................    (9,325,323)   (10,947,922)   (1,559,923)   (2,449,969)   (3,512,324)    (9,903,927)
Surrenders and forfeitures.................    (3,383,688)    (3,590,928)     (374,107)     (760,286)   (1,937,981)    (2,610,441)
Transfers between investment portfolios....     2,645,244     (1,393,335)    1,625,735     2,091,205       293,923     11,705,877
Net withdrawals due to policy loans........    (1,328,279)    (2,014,498)     (101,389)     (371,567)   (1,412,127)      (876,423)
Withdrawals due to death benefits..........      (260,037)       (10,155)       (7,237)      (20,317)      (69,814)       (10,632)
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase in net assets derived from
  policy transactions......................    16,325,367     13,900,140     4,624,645     7,198,154     1,936,430     34,449,620
                                             ------------   ------------   -----------   -----------   -----------   ------------
Return of capital to Provident Mutual Life
  Insurance Company........................                     (165,000)                                  (85,000)       (35,000)
                                             ------------   ------------   -----------   -----------   -----------   ------------
Total increase in net assets...............    27,250,056     59,086,562     3,607,376    10,295,826     8,010,673     58,720,876
NET ASSETS
  Beginning of year........................    93,799,766    109,653,375    15,302,332    24,399,967    42,160,660     72,064,851
                                             ------------   ------------   -----------   -----------   -----------   ------------
  End of year..............................  $121,049,822   $168,739,937   $18,909,708   $34,695,793   $50,171,333   $130,785,727
                                             ============   ============   ===========   ===========   ===========   ============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                       VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
                                          FIDELITY                     NEUBERGER     NEUBERGER       NEUBERGER       NEUBERGER
                                         INVESTMENT      FIDELITY       & BERMAN     & BERMAN     & BERMAN LIMITED    & BERMAN
                                         GRADE BOND    CONTRAFUND(R)    BALANCED      GROWTH       MATURITY BOND      PARTNERS
                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...........  $  326,175     $   (52,554)   $ 108,409    $  (192,792)     $  240,987      $   (3,466)
Net realized gain (loss) on
  investments..........................     180,741       4,000,568      991,410      7,395,300         (32,935)         (5,901)
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................     286,871       5,407,580     (317,398)    (3,408,254)        (29,896)         62,679
                                         -----------    -----------    ----------   -----------      ----------      ----------
Net increase in net assets from
  operations...........................     793,787       9,355,594      782,421      3,794,254         178,156          53,312
                                         -----------    -----------    ----------   -----------      ----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums............   3,706,491      13,012,021    1,808,394      7,614,497       1,892,852         512,666
Cost of insurance and administrative
  charges..............................    (970,841)     (3,458,508)    (816,326)    (2,663,861)       (385,317)        (75,140)
Surrenders and forfeitures.............    (204,537)       (761,006)    (300,676)      (903,644)       (118,480)        (15,003)
Transfers between investment
  portfolios...........................   2,902,448       2,904,831     (196,593)    (2,357,815)        821,901       1,220,644
Net withdrawals due to policy loans....    (130,121)       (302,099)    (108,962)      (393,122)        (27,411)
Withdrawals due to death benefits......      (4,526)         (5,234)     (17,898)       (28,362)           (520)            (43)
                                         -----------    -----------    ----------   -----------      ----------      ----------
Net increase in net assets derived from
  policy transactions..................   5,298,914      11,390,005      367,939      1,267,693       2,183,025       1,643,124
                                         -----------    -----------    ----------   -----------      ----------      ----------
(Return of capital to) capital
  contribution from Provident Mutual
  Life Insurance Company...............                                  (35,000)       (25,000)                         25,000
                                         -----------    -----------    ----------   -----------      ----------      ----------
Total increase in net assets...........   6,092,701      20,745,599    1,115,360      5,036,947       2,361,181       1,721,436
NET ASSETS
  Beginning of year....................   7,897,930      25,431,484    6,381,375     25,140,863       4,222,983
                                         -----------    -----------    ----------   -----------      ----------      ----------
  End of year..........................  $13,990,631    $46,177,083    $7,496,735   $30,177,810      $6,584,164      $1,721,436
                                         ===========    ===========    ==========   ===========      ==========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                          AMERICAN                                  VAN ECK      VAN ECK
                                         CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    WORLDWIDE    ALGER AMERICAN
                                          CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING        REAL          SMALL
                                        APPRECIATION      BOND      HARD ASSETS     MARKETS       ESTATE     CAPITALIZATION
                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)..........  $   (53,235)   $   5,836    $     (877)   $    10,807    $ (1,150)    $  (159,984)
Net realized gain (loss) on
  investments.........................     (275,146)      38,421       182,364       (372,857)     (8,482)      3,150,039
Net unrealized appreciation
  (depreciation) of investments during
  the year............................      122,964      529,032    (1,104,896)    (2,208,689)    (12,423)        573,841
                                        -----------    ----------   -----------   -----------    --------     -----------
Net increase (decrease) in net assets
  from operations.....................     (205,417)     573,289      (923,409)    (2,570,739)    (22,055)      3,563,896
                                        -----------    ----------   -----------   -----------    --------     -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........    2,677,232    1,463,635       869,978      3,517,907      66,543       8,859,577
Cost of insurance and administrative
  charges.............................     (949,325)    (466,749)     (243,816)      (930,984)    (14,501)     (2,479,481)
Surrenders and forfeitures............     (250,766)    (222,795)      (75,816)      (104,943)     (2,855)       (543,395)
Transfers between investment
  portfolios..........................   (2,037,281)      54,538      (330,819)        10,460     379,923       1,167,869
Net withdrawals due to policy loans...      (97,850)     (68,651)      (18,815)       (86,630)        (82)       (292,596)
Withdrawals due to death benefits.....       (1,650)      (3,689)         (183)          (924)        (43)        (14,148)
                                        -----------    ----------   -----------   -----------    --------     -----------
Net increase (decrease) in net assets
  derived from policy transactions....     (659,640)     756,289       200,529      2,404,886     428,985       6,697,826
                                        -----------    ----------   -----------   -----------    --------     -----------
Capital contribution from Provident
  Mutual Life Insurance Company.......       10,000                     10,000         35,000      35,000
                                        -----------    ----------   -----------   -----------    --------     -----------

Total increase (decrease) in net
  assets..............................     (855,057)   1,329,578      (712,880)      (130,853)    441,930      10,261,722
NET ASSETS
  Beginning of year...................    8,434,404    4,377,135     2,781,168      6,363,909                  18,732,813
                                        -----------    ----------   -----------   -----------    --------     -----------
  End of year.........................  $ 7,579,347    $5,706,713   $2,068,288    $ 6,233,056    $441,930     $28,994,535
                                        ===========    ==========   ===========   ===========    ========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account

of Provident Mutual Life Insurance Company

Notes to Financial Statements


--------------------------------------------------------------------------------


1. ORGANIZATION



The Provident Mutual Variable Life Separate Account (Separate Account) was established by Provident Mutual Life Insurance Company (Provident Mutual) under the provisions of the Pennsylvania Insurance Law. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Market Street Fund Growth, Money Market, Bond and Managed Subaccounts are the only subaccounts available with single premium and scheduled premium policies and the Zero Coupon Bond Subaccount is not available with scheduled premium policies.


The Policies are distributed principally through career agents and brokers.


Provident Mutual has structured the Separate Account as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Separate Account is comprised of twenty-eight Subaccounts: the Growth, Money Market, Bond, Managed, Aggressive Growth and International Subaccounts (formerly the Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts) and the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value and the Equity 500 Index Subaccounts invest in the corresponding portfolios of the Market Street Fund, Inc. The Zero Coupon Bond 2006 Series Subaccount (formerly the Zero Coupon Bond Separate Account) invests in the 2006 Series Portfolio of the Zero Coupon Trust. Funds are transferred to Merrill Lynch, Pierce, Fenner & Smith (MLPFS), who serves as sponsor of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust). The Fidelity Equity-Income, Fidelity Growth, Fidelity High Income and Fidelity Overseas Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager, Fidelity Investment Grade Bond and Fidelity Contrafund Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; Neuberger Berman Limited Maturity Bond and Neuberger Berman Partners Subaccounts invest in the corresponding portfolios of the Neuberger Berman Advisers Management Trust; the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, Van Eck Worldwide Emerging Markets and Van Eck Worldwide Real Estate Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust; the Alger American Small Capitalization Subaccount invests in the corresponding portfolio of the Alger American Fund; the Strong Mid Cap Growth Fund II Subaccount invests in the corresponding portfolio of the Strong Variable Insurance Funds, Inc.; and the Strong Opportunity Fund II Subaccount invests in the corresponding portfolio of the Strong Opportunity Fund II, Inc.



At the close of business on April 30, 1999, the Neuberger Berman Growth Subaccount, Neuberger Berman Balanced Subaccount and American Century VP Capital Appreciation Subaccount were terminated and the investments were transferred to the Neuberger Berman Partners Subaccount, the Managed Subaccount and the All Pro Large Cap Growth Subaccount, respectively. In addition, the assets of the Provident Mutual Managed Separate Account were transferred to a newly established subaccount (the "Managed Subaccount") of the Variable Separate Account, and the Provident Mutual Managed Separate Account ceased to exist. At the close of business on February 7, 2000, the Fidelity Index 500 Subaccount was terminated and the investments were transferred to the newly established Market Street Fund Equity 500 Index Subaccount. At the close of business on April 30, 2000, the assets of the Growth, Money Market, Bond, Aggressive Growth, International and Zero Coupon Bond Separate Accounts were transferred to newly established subaccounts (the Growth, Money Market, Bond, Aggressive Growth, International and Zero Coupon Bond 2006 Series Subaccounts, respectively), and the Provident Mutual Growth, Money Market, Bond, Aggressive Growth, International and Zero Coupon Bond Separate

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


1. ORGANIZATION, CONTINUED



Accounts ceased to exist. At the close of business on January 26, 2001, the assets of the Market Street Fund Growth, Managed and Aggressive Growth Subaccounts were transferred to newly established subaccounts (the All-Pro Broad Equity, Balanced and Mid Cap Growth Subaccounts, respectively), and the Growth, Managed and Aggressive Growth Subaccounts ceased to exist.



Net premiums from in-force policies are allocated to the Subaccounts in accordance with policyholder instructions and are recorded as variable life policy transactions in the statements of changes in net assets. Such amounts are used to provide money to pay benefits under the policies (Note 4). The Separate Account's assets are the property of Provident Mutual.



Transfers between investment portfolios include transfers between the Subaccounts and the Guaranteed Account (not shown), which is part of Provident Mutual's General Account.



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


The following is a summary of the significant accounting policies followed by the Separate Account included in the financial statements.

 Investment Valuation:

Investment shares are valued at the net asset values of the respective portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

 Realized Gains and Losses:

Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

 Federal Income Taxes:


The operation of the Separate Account is included in the Federal income tax return of Provident Mutual. Under the provisions of the policies, Provident Mutual has the right to charge the Separate Account for Federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.


 Estimates:

The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS


At December 31, 2000, the investments of the respective Subaccounts are as follows:


------------------------------------------------------------------------------------------------------
                                                                SHARES         COST       MARKET VALUE
------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Portfolio..........................................  10,803,730   $177,341,462   $207,215,533
  Money Market Portfolio....................................  39,190,829    $39,190,829    $39,190,829
  Bond Portfolio............................................   1,431,868    $15,254,668    $15,621,676
  Managed Portfolio.........................................   2,611,475    $39,716,205    $43,846,667
  Aggressive Growth Portfolio...............................   2,430,197    $49,345,923    $67,340,759
  International Portfolio...................................   3,697,549    $49,243,319    $52,320,314
  All Pro Large Cap Growth Portfolio........................   2,222,413    $29,161,465    $25,557,745
  All Pro Large Cap Value Portfolio.........................   1,084,859    $10,867,470    $10,913,681
  All Pro Small Cap Growth Portfolio........................   2,378,152    $40,632,852    $34,197,822
  All Pro Small Cap Value Portfolio.........................   1,073,045     $8,272,636     $9,786,169
  Equity 500 Index Portfolio................................  20,874,138   $208,634,170   $195,381,928
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series...............................................  16,794,281    $11,187,612    $13,134,529
Variable Insurance Products Fund:
  Equity-Income Portfolio...................................   5,382,663   $121,134,838   $137,365,562
  Growth Portfolio..........................................   6,073,187   $235,507,567   $265,094,618
  High Income Portfolio.....................................   2,165,079    $22,772,200    $17,710,346
  Overseas Portfolio........................................   2,808,105    $59,795,489    $56,134,017
Variable Insurance Products Fund II:
  Asset Manager Portfolio...................................   3,343,291    $54,598,650    $53,492,659
  Investment Grade Bond Portfolio...........................   1,820,627    $22,293,092    $22,921,691
  Contrafund Portfolio......................................   3,928,347    $91,241,190    $93,258,952
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Portfolio...........................     647,327     $8,536,914     $8,525,290
  Partners Portfolio........................................   1,770,453    $32,953,016    $28,645,930
Van Eck Worldwide InsuranceTrust:
  Van Eck Worldwide Bond Portfolio..........................     539,640     $5,881,616     $5,596,062
  Van Eck Worldwide Hard Assets Portfolio...................     311,574     $3,537,163     $3,760,696
  Van Eck Worldwide Emerging Markets Portfolio..............   1,573,144    $16,674,522    $13,041,363
  Van Eck Worldwide Real Estate Portfolio...................     124,651     $1,191,301     $1,323,790
Alger American Fund:
  Alger American Small Capitalization Portfolio.............   1,562,283    $54,706,944    $36,698,020
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II.............................     250,125     $7,644,166     $5,917,949
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II................................      70,531     $1,879,852     $1,688,509

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


During the years ended December 31, 2000, 1999 and 1998, transactions in investment shares were as follows:
--------------------------------------------------------------------------------


                                                                       MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                    GROWTH PORTFOLIO                         MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                            2000          1999          1998           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased.......................      352,303       583,435       768,646     28,166,719     53,950,916     44,184,953
Shares received from reinvestment of:
  Dividends............................      176,726        42,000       151,409      2,379,876      1,691,216      1,311,070
  Capital gain distributions...........      789,270       245,351     1,670,894
                                         -----------   -----------   -----------   ------------   ------------   ------------
Total shares acquired..................    1,318,299       870,786     2,590,949     30,546,595     55,642,132     45,496,023
Total shares redeemed..................   (2,189,094)   (1,515,691)     (903,255)   (33,214,626)   (44,726,560)   (37,178,305)
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net (decrease) increase in shares
  owned................................     (870,795)     (644,905)    1,687,694     (2,668,031)    10,915,572      8,317,718
Shares owned, beginning of year........   11,674,525    12,319,430    10,631,736     41,858,860     30,943,288     22,625,570
                                         -----------   -----------   -----------   ------------   ------------   ------------
Shares owned, end of year..............   10,803,730    11,674,525    12,319,430     39,190,829     41,858,860     30,943,288
                                         ===========   ===========   ===========   ============   ============   ============
Cost of shares acquired................  $23,257,169   $16,420,199   $43,749,139   $ 30,546,595   $ 55,642,132   $ 45,496,023
                                         ===========   ===========   ===========   ============   ============   ============
Cost of shares redeemed................  $30,329,856   $20,214,904   $12,497,747   $ 33,214,626   $ 44,726,560   $ 37,178,305
                                         ===========   ===========   ===========   ============   ============   ============

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                           MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                            BOND PORTFOLIO                        MANAGED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                    2000         1999         1998         2000         1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...............................     141,183      219,210      268,032      108,384       539,252      196,652
Shares received from reinvestment of:
  Dividends....................................      88,175       19,418       74,249       93,558        18,094       73,921
  Capital gain distributions...................                   15,257          190      142,096       123,388      108,786
                                                 ----------   ----------   ----------   ----------   -----------   ----------
Total shares acquired..........................     229,358      253,885      342,471      344,038       680,734      379,359
Total shares redeemed..........................    (204,269)    (215,948)    (202,735)    (424,341)     (311,045)    (178,725)
                                                 ----------   ----------   ----------   ----------   -----------   ----------
Net increase (decrease) in shares owned........      25,089       37,937      139,736      (80,303)      369,689      200,634
Shares owned, beginning of year................   1,406,779    1,368,842    1,229,106    2,691,778     2,322,089    2,121,455
                                                 ----------   ----------   ----------   ----------   -----------   ----------
Shares owned, end of year......................   1,431,868    1,406,779    1,368,842    2,611,475     2,691,778    2,322,089
                                                 ==========   ==========   ==========   ==========   ===========   ==========
Cost of shares acquired........................  $2,335,637   $2,715,463   $3,781,286   $5,368,466   $11,647,117   $6,279,404
                                                 ==========   ==========   ==========   ==========   ===========   ==========
Cost of shares redeemed........................  $2,029,655   $2,236,958   $2,261,555   $5,445,752   $ 4,036,595   $2,204,017
                                                 ==========   ==========   ==========   ==========   ===========   ==========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                          MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                     AGGRESSIVE GROWTH PORTFOLIO               INTERNATIONAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                   2000          1999         1998         2000          1999         1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..............................      553,798      185,830      255,330       348,266      319,053      420,358
Shares received from reinvestment of:
  Dividends...................................       59,501       10,780       13,983        96,867       38,250       22,086
  Capital gain distributions..................      124,437      267,326      133,481       384,272      196,247      212,313
                                                -----------   ----------   ----------   -----------   ----------   ----------
Total shares acquired.........................      737,736      463,936      402,794       829,405      553,550      654,757
Total shares redeemed.........................     (222,550)    (326,786)    (198,941)     (399,467)    (459,590)    (329,168)
                                                -----------   ----------   ----------   -----------   ----------   ----------
Net increase in shares owned..................      515,186      137,150      203,853       429,938       93,960      325,589
Shares owned, beginning of year...............    1,915,011    1,777,861    1,574,008     3,267,611    3,173,651    2,848,062
                                                -----------   ----------   ----------   -----------   ----------   ----------
Shares owned, end of year.....................    2,430,197    1,915,011    1,777,861     3,697,549    3,267,611    3,173,651
                                                ===========   ==========   ==========   ===========   ==========   ==========
Cost of shares acquired.......................  $17,627,767   $8,790,532   $8,305,625   $11,598,459   $7,718,908   $8,702,058
                                                ===========   ==========   ==========   ===========   ==========   ==========
Cost of shares redeemed.......................  $ 3,542,449   $4,889,357   $2,748,918   $ 4,578,895   $5,475,920   $3,909,601
                                                ===========   ==========   ==========   ===========   ==========   ==========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                          MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                          ALL PRO LARGE CAP                       ALL PRO LARGE CAP
                                                           GROWTH PORTFOLIO                        VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                   2000          1999          1998         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..............................      726,694     1,590,971      469,970      393,209      798,762      403,231
Shares received from reinvestment of:
  Dividends...................................       36,329            77                     8,392        2,375
  Capital gain distributions..................       28,253
                                                -----------   -----------   ----------   ----------   ----------   ----------
Total shares acquired.........................      791,276     1,591,048      469,970      401,601      801,137      403,231
Total shares redeemed.........................     (169,216)     (353,425)    (107,240)    (206,720)    (264,257)     (50,133)
                                                -----------   -----------   ----------   ----------   ----------   ----------
Net increase in shares owned..................      622,060     1,237,623      362,730      194,881      536,880      353,098
Shares owned, beginning of year...............    1,600,353       362,730                   889,978      353,098
                                                -----------   -----------   ----------   ----------   ----------   ----------
Shares owned, end of year.....................    2,222,413     1,600,353      362,730    1,084,859      889,978      353,098
                                                ===========   ===========   ==========   ==========   ==========   ==========
Cost of shares acquired.......................  $10,703,722   $20,489,418   $4,811,412   $3,829,181   $8,205,291   $3,850,929
                                                ===========   ===========   ==========   ==========   ==========   ==========
Cost of shares redeemed.......................  $ 2,140,109   $ 3,649,482   $1,053,496   $2,023,899   $2,499,032   $  495,000
                                                ===========   ===========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                          MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                          ALL PRO SMALL CAP                       ALL PRO SMALL CAP
                                                           GROWTH PORTFOLIO                        VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                   2000          1999          1998         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..............................    1,405,068     1,022,760      524,912      676,864      625,357      461,634
Shares received from reinvestment of:
  Dividends...................................       35,365                                   1,953          815
  Capital gain distributions..................        6,053
                                                -----------   -----------   ----------   ----------   ----------   ----------
Total shares acquired.........................    1,446,486     1,022,760      524,912      678,817      626,172      461,634
Total shares redeemed.........................     (343,852)     (210,238)     (61,916)    (181,588)    (432,645)     (79,345)
                                                -----------   -----------   ----------   ----------   ----------   ----------
Net increase in shares owned..................    1,102,634       812,522      462,996      497,229      193,527      382,289
Shares owned, beginning of year...............    1,275,518       462,996                   575,816      382,289
                                                -----------   -----------   ----------   ----------   ----------   ----------
Shares owned, end of year.....................    2,378,152     1,275,518      462,996    1,073,045      575,816      382,289
                                                ===========   ===========   ==========   ==========   ==========   ==========
Cost of shares acquired.......................  $28,719,866   $12,843,503   $4,739,070   $5,272,425   $4,753,608   $3,913,949
                                                ===========   ===========   ==========   ==========   ==========   ==========
Cost of shares redeemed.......................  $ 3,174,533   $ 1,889,545   $  605,509   $1,346,181   $3,547,819   $  773,346
                                                ===========   ===========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                      MARKET STREET FUND, INC.
------------------------------------------------------------------------------------------------------
                                                                    **EQUITY 500 INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------
                                                                  2000          1999          1998
------------------------------------------------------------------------------------------------------
Shares purchased............................................    21,829,106       302,321       299,337
Shares received from reinvestment of:
  Dividends.................................................                       9,640         7,854
  Capital gain distributions................................                       6,542        18,191
                                                              ------------   -----------   -----------
Total shares acquired.......................................    21,829,106       318,503       325,382
Total shares redeemed.......................................    (2,154,449)      (44,939)      (29,458)
                                                              ------------   -----------   -----------
Net increase in shares owned................................    19,674,657       273,564       295,924
Shares owned, beginning of year.............................     1,199,481       925,917       629,993
                                                              ------------   -----------   -----------
Shares owned, end of year...................................    20,874,138     1,199,481       925,917
                                                              ============   ===========   ===========
Cost of shares acquired.....................................  $220,709,156   $47,794,724   $40,378,866
                                                              ============   ===========   ===========
Cost of shares redeemed.....................................  $151,814,886   $ 3,068,951   $ 1,717,308
                                                              ============   ===========   ===========



** Prior to February 7, 2000, these funds were invested in the Index 500
   Portfolio of the Fidelity Variable Insurance Products Fund II.

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                    THE STRIPPED ("ZERO") U.S.
                                                                     TREASURY SECURITIES FUND
                                                                     PROVIDENT MUTUAL SERIES A
-----------------------------------------------------------------------------------------------------
                                                                            2006 SERIES
-----------------------------------------------------------------------------------------------------
                                                                 2000          1999          1998
-----------------------------------------------------------------------------------------------------
Shares purchased............................................    2,449,429     4,327,831     5,778,688
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................
                                                              -----------   -----------   -----------
Total shares acquired.......................................    2,449,429     4,327,831     5,778,688
Total shares redeemed.......................................   (4,300,190)   (2,887,477)   (2,207,327)
                                                              -----------   -----------   -----------
Net (decrease) increase in shares owned.....................   (1,850,761)    1,440,354     3,571,361
Shares owned, beginning of year.............................   18,645,042    17,204,688    13,633,327
                                                              -----------   -----------   -----------
Shares owned, end of year...................................   16,794,281    18,645,042    17,204,688
                                                              ===========   ===========   ===========
Cost of shares acquired.....................................  $ 1,767,579   $ 2,991,373   $ 3,919,504
                                                              ===========   ===========   ===========
Cost of shares redeemed.....................................  $ 2,367,794   $ 1,489,161   $   936,170
                                                              ===========   ===========   ===========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                    VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY-INCOME PORTFOLIO                      GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                               2000          1999          1998          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..........................      374,832       719,492       941,021       806,224       827,868       671,544
Shares received from reinvestment of:
  Dividends...............................      100,557        76,317        57,354         5,892         7,340        16,967
  Capital gain distributions..............      378,843       168,701       204,112       586,265       461,503       443,821
                                            -----------   -----------   -----------   -----------   -----------   -----------
Total shares acquired.....................      854,232       964,510     1,202,487     1,398,381     1,296,711     1,132,332
Total shares redeemed.....................     (726,019)     (472,051)     (303,748)     (160,290)     (222,256)     (327,308)
                                            -----------   -----------   -----------   -----------   -----------   -----------
Net increase in shares owned..............      128,213       492,459       898,739     1,238,091     1,074,455       805,024
Shares owned, beginning of year...........    5,254,450     4,761,991     3,863,252     4,835,096     3,760,641     2,955,617
                                            -----------   -----------   -----------   -----------   -----------   -----------
Shares owned, end of year.................    5,382,663     5,254,450     4,761,991     6,073,187     4,835,096     3,760,641
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares acquired...................  $19,540,858   $24,176,018   $29,069,658   $69,994,547   $57,528,953   $40,900,308
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares redeemed...................  $12,695,816   $ 7,298,047   $ 4,524,784   $ 3,429,561   $ 4,544,684   $ 7,064,688
                                            ===========   ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                     VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                      HIGH INCOME PORTFOLIO                     OVERSEAS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                 2000         1999         1998          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased............................     874,746      432,957       761,346       694,619       994,457       948,639
Shares received from reinvestment of:
  Dividends.................................     121,521      159,916        91,147        32,237        28,799        26,637
  Capital gain distributions................                    5,978        57,917       203,008        46,450        78,510
                                              ----------   ----------   -----------   -----------   -----------   -----------
Total shares acquired.......................     996,267      598,851       910,410       929,864     1,069,706     1,053,786
Total shares redeemed.......................    (532,067)    (538,016)     (397,195)     (142,148)     (779,780)     (594,155)
                                              ----------   ----------   -----------   -----------   -----------   -----------
Net increase in shares owned................     464,200       60,835       513,215       787,716       289,926       459,631
Shares owned, beginning of year.............   1,700,879    1,640,044     1,126,829     2,020,389     1,730,463     1,270,832
                                              ----------   ----------   -----------   -----------   -----------   -----------
Shares owned, end of year...................   2,165,079    1,700,879     1,640,044     2,808,105     2,020,389     1,730,463
                                              ==========   ==========   ===========   ===========   ===========   ===========
Cost of shares acquired.....................  $9,333,533   $6,614,866   $11,127,019   $22,193,797   $21,885,640   $20,460,713
                                              ==========   ==========   ===========   ===========   ===========   ===========
Cost of shares redeemed.....................  $6,878,230   $6,588,123   $ 4,653,515   $ 2,767,100   $14,550,474   $ 9,772,188
                                              ==========   ==========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                     VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   INVESTMENT GRADE
                                                       ASSET MANAGER PORTFOLIO                      BOND PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                   2000          1999         1998          2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..............................      306,478      351,224       373,976      342,044      675,996      606,534
Shares received from reinvestment of:
  Dividends...................................      109,714       99,374        83,022      114,975       43,097       33,206
  Capital gain distributions..................      258,478      125,874       249,065                    13,520        3,939
                                                -----------   ----------   -----------   ----------   ----------   ----------
Total shares acquired.........................      674,670      576,472       706,063      457,019      732,613      643,679
Total shares redeemed.........................     (382,080)    (288,510)     (284,282)    (178,582)    (269,947)    (192,971)
                                                -----------   ----------   -----------   ----------   ----------   ----------
Net increase in shares owned..................      292,590      287,962       421,781      278,437      462,666      450,708
Shares owned, beginning of year...............    3,050,701    2,762,739     2,340,958    1,542,190    1,079,524      628,816
                                                -----------   ----------   -----------   ----------   ----------   ----------
Shares owned, end of year.....................    3,343,291    3,050,701     2,762,739    1,820,627    1,542,190    1,079,524
                                                ===========   ==========   ===========   ==========   ==========   ==========
Cost of shares acquired.......................  $11,106,273   $9,992,859   $11,719,512   $5,386,000   $8,987,181   $8,081,053
                                                ===========   ==========   ===========   ==========   ==========   ==========
Cost of shares redeemed.......................  $ 5,289,456   $4,080,110   $ 3,982,108   $2,190,829   $3,191,649   $2,275,223
                                                ===========   ==========   ===========   ==========   ==========   ==========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------------
                                                                       CONTRAFUND PORTFOLIO
-----------------------------------------------------------------------------------------------------
                                                                 2000          1999          1998
-----------------------------------------------------------------------------------------------------
Shares purchased............................................      792,062       986,112       989,278
Shares received from reinvestment of:
  Dividends.................................................       11,503         9,903         9,587
  Capital gain distributions................................      417,548        72,623        70,531
                                                              -----------   -----------   -----------
Total shares acquired.......................................    1,221,113     1,068,638     1,069,396
Total shares redeemed.......................................     (145,137)     (105,673)     (455,390)
                                                              -----------   -----------   -----------
Net increase in shares owned................................    1,075,976       962,965       614,006
Shares owned, beginning of year.............................    2,852,371     1,889,406     1,275,400
                                                              -----------   -----------   -----------
Shares owned, end of year...................................    3,928,347     2,852,371     1,889,406
                                                              ===========   ===========   ===========
Cost of shares acquired.....................................  $30,906,339   $26,975,993   $22,565,565
                                                              ===========   ===========   ===========
Cost of shares redeemed.....................................  $ 2,331,389   $ 1,746,651   $ 7,227,546
                                                              ===========   ===========   ===========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------

                                                                  NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
-----------------------------------------------------------------------------------------------------------------
                                                                     BALANCED                    GROWTH
                                                                     PORTFOLIO                  PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                                                                 1999         1998         1999          1998
-----------------------------------------------------------------------------------------------------------------
Shares purchased............................................      17,829      106,914        26,947       183,659
Shares received from reinvestment of:
  Dividends.................................................       8,150       10,322
  Capital gain distributions................................      12,073       72,502        67,916       294,737
                                                              ----------   ----------   -----------   -----------
Total shares acquired.......................................      38,052      189,738        94,863       478,396
Total shares redeemed.......................................    (496,849)     (89,445)   (1,242,745)     (153,725)
                                                              ----------   ----------   -----------   -----------
Net (decrease) increase in shares owned.....................    (458,797)     100,293    (1,147,882)      324,671
Shares owned, beginning of year.............................     458,797      358,504     1,147,882       823,211
                                                              ----------   ----------   -----------   -----------
Shares owned, end of year...................................          --      458,797            --     1,147,882
                                                              ==========   ==========   ===========   ===========
Cost of shares acquired.....................................  $  583,945   $2,887,584   $ 2,239,647   $11,825,496
                                                              ==========   ==========   ===========   ===========
Cost of shares redeemed.....................................  $7,802,761   $1,454,826   $31,587,696   $ 3,380,295
                                                              ==========   ==========   ===========   ===========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                  NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
-----------------------------------------------------------------------------------------------------------------------------
                                                   LIMITED MATURITY BOND PORTFOLIO               PARTNERS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                    2000         1999         1998         2000         1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...............................     133,210      251,277      196,637      161,204     1,583,081       93,527
Shares received from reinvestment of:
  Dividends....................................      46,220       30,080       20,732       15,076         1,276
  Capital gain distributions...................                                            320,617         2,219
                                                 ----------   ----------   ----------   ----------   -----------   ----------
Total shares acquired..........................     179,430      281,357      217,369      496,897     1,586,576       93,527
Total shares redeemed..........................    (196,479)     (93,404)     (40,024)    (244,904)     (159,053)      (2,590)
                                                 ----------   ----------   ----------   ----------   -----------   ----------
Net (decrease) increase in shares owned........     (17,049)     187,953      177,345      251,993     1,427,523       90,937
Shares owned, beginning of year................     664,376      476,423      299,078    1,518,460        90,937
                                                 ----------   ----------   ----------   ----------   -----------   ----------
Shares owned, end of year......................     647,327      664,376      476,423    1,770,453     1,518,460       90,937
                                                 ==========   ==========   ==========   ==========   ===========   ==========
Cost of shares acquired........................  $2,276,020   $3,715,187   $2,970,710   $7,646,961   $31,490,739   $1,710,978
                                                 ==========   ==========   ==========   ==========   ===========   ==========
Cost of shares redeemed........................  $2,703,374   $1,278,194   $  579,633   $4,878,486   $ 2,964,955   $   52,221
                                                 ==========   ==========   ==========   ==========   ===========   ==========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                     AMERICAN CENTURY
                                                                VARIABLE PORTFOLIOS, INC.
--------------------------------------------------------------------------------------------
                                                                   AMERICAN CENTURY VP
                                                              CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------------------
                                                                 1999               1998
--------------------------------------------------------------------------------------------
Shares purchased............................................      31,966            160,212
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................                         43,966
                                                              ----------         ----------
Total shares acquired.......................................      31,966            204,178
Total shares redeemed.......................................    (872,248)          (235,219)
                                                              ----------         ----------
Net (decrease) increase in shares owned.....................    (840,282)           (31,041)
Shares owned, beginning of year.............................     840,282            871,323
                                                              ----------         ----------
Shares owned, end of year...................................          --            840,282
                                                              ==========         ==========
Cost of shares acquired.....................................  $  292,072         $1,849,729
                                                              ==========         ==========
Cost of shares redeemed.....................................  $8,773,221         $2,827,750
                                                              ==========         ==========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                        VAN ECK WORLDWIDE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------------------------
                                                             VAN ECK WORLDWIDE                     VAN ECK WORLDWIDE
                                                               BOND PORTFOLIO                    HARD ASSETS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                       2000         1999         1998         2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..................................      63,769      121,129      114,810      108,808     79,012       72,525
Shares received from reinvestment of:
  Dividends.......................................      26,919       19,183        3,695        3,138      3,644        1,263
  Capital gain distributions......................                    8,571                                            31,009
                                                    ----------   ----------   ----------   ----------   --------   ----------
Total shares acquired.............................      90,688      148,883      118,505      111,946     82,656      104,797
Total shares redeemed.............................     (97,720)     (66,927)     (52,072)     (50,706)   (57,136)     (56,902)
                                                    ----------   ----------   ----------   ----------   --------   ----------
Net (decrease) increase in shares owned...........      (7,032)      81,956       66,433       61,240     25,520       47,895
Shares owned, beginning of year...................     546,672      464,716      398,283      250,334    224,814      176,919
                                                    ----------   ----------   ----------   ----------   --------   ----------
Shares owned, end of year.........................     539,640      546,672      464,716      311,574    250,334      224,814
                                                    ==========   ==========   ==========   ==========   ========   ==========
Cost of shares acquired...........................  $  907,491   $1,652,349   $1,366,886   $1,256,384   $835,618   $1,248,274
                                                    ==========   ==========   ==========   ==========   ========   ==========
Cost of shares redeemed...........................  $1,054,162   $  740,216   $  566,340   $  846,668   $912,559   $  856,258
                                                    ==========   ==========   ==========   ==========   ========   ==========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                         VAN ECK WORLDWIDE INSURANCE TRUST
----------------------------------------------------------------------------------------------------------------------------
                                                                VAN ECK WORLDWIDE                   VAN ECK WORLDWIDE
                                                            EMERGING MARKETS PORTFOLIO            REAL ESTATE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                          2000         1999         1998        2000       1999       1998
----------------------------------------------------------------------------------------------------------------------------
Shares purchased.....................................     671,653      733,811      398,543     65,696     59,682     51,119
Shares received from reinvestment of:
  Dividends..........................................                                 5,568      1,902        911
  Capital gain distributions.........................                                 4,949
                                                       ----------   ----------   ----------   --------   --------   --------
Total shares acquired................................     671,653      733,811      409,060     67,598     60,593     51,119
Total shares redeemed................................    (433,948)    (273,801)    (112,168)   (20,934)   (28,930)    (4,795)
                                                       ----------   ----------   ----------   --------   --------   --------
Net increase in shares owned.........................     237,705      460,010      296,892     46,664     31,663     46,324
Shares owned, beginning of year......................   1,335,439      875,429      578,537     77,987     46,324
                                                       ----------   ----------   ----------   --------   --------   --------
Shares owned, end of year............................   1,573,144    1,335,439      875,429    124,651     77,987     46,324
                                                       ==========   ==========   ==========   ========   ========   ========
Cost of shares acquired..............................  $8,545,370   $7,071,940   $3,443,133   $649,890   $575,134   $507,425
                                                       ==========   ==========   ==========   ========   ========   ========
Cost of shares redeemed..............................  $4,945,420   $3,876,567   $1,365,296   $191,088   $296,987   $ 53,073
                                                       ==========   ==========   ==========   ========   ========   ========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                        ALGER AMERICAN FUND
-----------------------------------------------------------------------------------------------------
                                                                       ALGER AMERICAN SMALL
                                                                     CAPITALIZATION PORTFOLIO
-----------------------------------------------------------------------------------------------------
                                                                 2000          1999          1998
-----------------------------------------------------------------------------------------------------
Shares purchased............................................      389,343       222,683       259,859
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................      591,703        90,321        72,842
                                                              -----------   -----------   -----------
Total shares acquired.......................................      981,046       313,004       332,701
Total shares redeemed.......................................     (166,386)     (224,797)     (101,464)
                                                              -----------   -----------   -----------
Net increase in shares owned................................      814,660        88,207       231,237
Shares owned, beginning of year.............................      747,623       659,416       428,179
                                                              -----------   -----------   -----------
Shares owned, end of year...................................    1,562,283       747,623       659,416
                                                              ===========   ===========   ===========
Cost of shares acquired.....................................  $30,721,535   $13,302,764   $13,629,293
                                                              ===========   ===========   ===========
Cost of shares redeemed.....................................  $ 7,484,404   $ 8,928,671   $ 3,941,412
                                                              ===========   ===========   ===========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                STRONG
                                                               VARIABLE         STRONG
                                                               INSURANCE      OPPORTUNITY
                                                              FUNDS, INC.    FUND II, INC.
------------------------------------------------------------------------------------------
                                                              STRONG MID        STRONG
                                                              CAP GROWTH      OPPORTUNITY
                                                                FUND II         FUND II
------------------------------------------------------------------------------------------
                                                                 2000            2000
------------------------------------------------------------------------------------------
Shares purchased............................................     232,247          63,730
Shares received from reinvestment of:
  Dividends.................................................                         160
  Capital gain distributions................................      18,718           8,593
                                                              ----------      ----------
Total shares acquired.......................................     250,965          72,483
Total shares redeemed.......................................        (840)         (1,952)
                                                              ----------      ----------
Net increase in shares owned................................     250,125          70,531
Shares owned, beginning of year.............................
                                                              ----------      ----------
Shares owned, end of year...................................     250,125          70,531
                                                              ==========      ==========
Cost of shares acquired.....................................  $7,670,135      $1,934,702
                                                              ==========      ==========
Cost of shares redeemed.....................................  $   25,969      $   54,850
                                                              ==========      ==========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


During the years ended December 31, 2000, 1999 and 1998, the unit activity and unit values were as follows:
--------------------------------------------------------------------------------


                                                                                SPVL/VLI
                                                                                  2000
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount..............................      1,929.40             (137.71)        1,791.69       $5,398.65
                                                                                            ========       =========
  Money Market Subaccount........................        253.47               (7.23)          246.24       $1,983.74
                                                                                            ========       =========
  Bond Subaccount................................        409.69              (28.78)          380.91       $2,228.82
                                                                                            ========       =========
  Managed Subaccount.............................        746.44              (43.19)          703.25       $3,268.67
                                                                                            ========       =========
The Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A:
  2006 Series....................................          9.72               (3.01)            6.71       $3,407.66
                                                                                            ========       =========


--------------------------------------------------------------------------------


                                                                                SPVL/VLI
                                                                                  1999
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount..............................      2,009.06             (79.66)         1,929.40       $4,950.09
                                                                                            ========       =========
  Money Market Subaccount........................        294.11             (40.64)           253.47       $1,880.19
                                                                                            ========       =========
  Bond Subaccount................................        443.28             (33.59)           409.69       $2,045.48
                                                                                            ========       =========
  Managed Subaccount.............................        762.26             (15.82)           746.44       $3,021.78
                                                                                            ========       =========
The Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A:
  2006 Series....................................         10.08              (0.36)             9.72       $2,989.02
                                                                                            ========       =========


--------------------------------------------------------------------------------


                                                                                SPVL/VLI
                                                                                  1998
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount..............................      2,126.64             (117.58)        2,009.06       $4,835.54
                                                                                            ========       =========
  Money Market Subaccount........................        309.80              (15.69)          294.11       $1,802.90
                                                                                            ========       =========
  Bond Subaccount................................        465.09              (21.81)          443.28       $2,128.36
                                                                                            ========       =========
  Managed Subaccount.............................        775.39              (13.13)          762.26       $3,017.27
                                                                                            ========       =========
The Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A:
  2006 Series....................................         18.05               (7.97)           10.08       $3,207.38
                                                                                            ========       =========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                                OPTIONS
                                                                                  2000
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount..............................      28,279.16           (4,566.15)       23,713.01      $5,398.65
                                                                                            =========      =========
  Money Market Subaccount........................       3,884.08           (1,243.83)        2,640.25      $1,983.74
                                                                                            =========      =========
  Bond Subaccount................................       2,395.43             (254.72)        2,140.71      $2,228.82
                                                                                            =========      =========
  Managed Subaccount.............................       6,945.83             (745.88)        6,199.95      $3,268.67
                                                                                            =========      =========
  Aggressive Growth Subaccount...................       4,083.26              446.09         4,529.35      $5,197.59
                                                                                            =========      =========
  International Subaccount.......................       6,755.01             (297.38)        6,457.63      $2,239.75
                                                                                            =========      =========
  All Pro Large Cap Growth Subaccount............       2,714.51              613.26         3,327.78      $1,178.36
                                                                                            =========      =========
  All Pro Large Cap Value Subaccount.............         906.48              186.07         1,092.55      $1,006.19
                                                                                            =========      =========
  All Pro Small Cap Growth Subaccount............       3,083.75            1,501.12         4,584.87      $1,462.14
                                                                                            =========      =========
  All Pro Small Cap Value Subaccount.............         781.84            1,538.18         2,320.02      $  902.54
                                                                                            =========      =========
  Equity 500 Index Subaccount**..................       6,961.60              202.69         7,164.29      $3,178.73
                                                                                            =========      =========
The Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A:
  2006 Series....................................         595.11              (25.94)          569.17      $3,407.66
                                                                                            =========      =========
Variable Insurance Products Fund:
  Equity-Income Subaccount.......................       8,737.36             (850.62)        7,886.74      $2,730.98
                                                                                            =========      =========
  Growth Subaccount..............................      14,985.59              705.73        15,691.32      $3,346.46
                                                                                            =========      =========
  High Income Subaccount.........................         999.24              814.63         1,813.87      $1,284.74
                                                                                            =========      =========
  Overseas Subaccount............................       4,340.12            1,095.54         5,435.66      $1,669.52
                                                                                            =========      =========
Variable Insurance Products Fund II:
  Asset Manager Subaccount.......................       5,938.03             (554.19)        5,383.84      $1,963.06
                                                                                            =========      =========
  Investment Grade Bond Subaccount...............       1,451.96              (21.77)        1,430.19      $1,519.59
                                                                                            =========      =========
  Contrafund Subaccount..........................       5,125.08              940.04         6,065.12      $2,046.65
                                                                                            =========      =========
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount...............         569.17              (24.25)          544.92      $1,360.87
                                                                                            =========      =========
  Partners Subaccount............................       2,469.28              (71.87)        2,397.41      $2,033.70
                                                                                            =========      =========
  Growth Subaccount..............................             --                  --               --             --
                                                                                            =========      =========
  Balanced Subaccount............................             --                  --               --             --
                                                                                            =========      =========


---------------

**Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
  Subaccount.

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                                OPTIONS
                                                                                  2000
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount..............         875.65              (23.44)          852.21      $1,280.62
                                                                                            =========      =========
  Van Eck Worldwide Hard Assets Subaccount.......         533.81               46.50           580.31      $1,173.62
                                                                                            =========      =========
  Van Eck Worldwide Emerging Markets
    Subaccount...................................       3,914.53           (1,046.28)        2,868.25      $  755.69
                                                                                            =========      =========
  Van Eck Worldwide Real Estate Subaccount.......          73.79               54.88           128.67      $  983.91
                                                                                            =========      =========
Alger American Fund:
  Alger American Small Capitalization
    Subaccount...................................       3,928.01              616.76         4,544.77      $1,218.68
                                                                                            =========      =========
American Century Fund:
  American Century Subaccount....................             --                  --               --             --
                                                                                            =========      =========


---------------

**Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
  Subaccount.

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                                OPTIONS
                                                                                  1999
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount..............................      31,023.44           (2,744.28)       28,279.16      $4,950.09
                                                                                            =========      =========
  Money Market Subaccount........................       2,568.84            1,315.24         3,884.08      $1,880.19
                                                                                            =========      =========
  Bond Subaccount................................       2,523.05             (127.62)        2,395.43      $2,045.48
                                                                                            =========      =========
  Managed Subaccount.............................       7,184.38             (238.55)        6,945.83      $3,021.78
                                                                                            =========      =========
  Aggressive Growth Subaccount...................       4,551.72             (468.46)        4,083.26      $3,779.45
                                                                                            =========      =========
  International Subaccount.......................       7,345.79             (590.78)        6,755.01      $2,318.23
                                                                                            =========      =========
  All Pro Large Cap Growth Subaccount............       1,123.59            1,590.92         2,714.51      $1,462.61
                                                                                            =========      =========
  All Pro Large Cap Value Subaccount.............         988.06              (81.58)          906.48      $  994.70
                                                                                            =========      =========
  All Pro Small Cap Growth Subaccount............       1,663.37            1,420.38         3,083.75      $1,864.27
                                                                                            =========      =========
  All Pro Small Cap Value Subaccount.............         984.82             (202.98)          781.84      $  751.05
                                                                                            =========      =========
The Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A:
  2006 Series....................................         587.22                7.89           595.11      $2,989.02
                                                                                            =========      =========
Variable Insurance Products Fund:
  Equity-Income Subaccount.......................       8,903.50             (166.14)        8,737.36      $2,533.97
                                                                                            =========      =========
  Growth Subaccount..............................      14,157.30              828.29        14,985.59      $3,781.76
                                                                                            =========      =========
  High Income Subaccount.........................         938.49               60.75           999.24      $1,667.10
                                                                                            =========      =========
  Overseas Subaccount............................       4,349.49               (9.37)        4,340.12      $2,076.27
                                                                                            =========      =========
Variable Insurance Products Fund II:
  Asset Manager Subaccount.......................       6,134.86             (196.83)        5,938.03      $2,055.58
                                                                                            =========      =========
  Index 500 Subaccount...........................       5,712.74            1,248.86         6,961.60      $3,522.24
                                                                                            =========      =========
  Investment Grade Bond Subaccount...............       1,122.78              329.18         1,451.96      $1,374.48
                                                                                            =========      =========
  Contrafund Subaccount..........................       3,724.83            1,400.25         5,125.08      $2,204.94
                                                                                            =========      =========
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount...............         473.79               95.38           569.17      $1,282.03
                                                                                            =========      =========
  Partners Subaccount............................             --            2,469.28         2,469.28      $2,031.62
                                                                                            =========      =========
  Growth Subaccount..............................       2,727.26           (2,727.26)              --             --
                                                                                            =========      =========
  Balanced Subaccount............................         703.17             (703.17)              --             --
                                                                                            =========      =========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                                OPTIONS
                                                                                  1999
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount..............         867.57                8.08           875.65      $1,264.55
                                                                                            =========      =========
  Van Eck Worldwide Hard Assets Subaccount.......         493.07               40.74           533.81      $1,059.73
                                                                                            =========      =========
  Van Eck Worldwide Emerging Markets
    Subaccount...................................       1,744.09            2,170.44         3,914.53      $1,307.70
                                                                                            =========      =========
  Van Eck Worldwide Real Estate Subaccount.......          20.90               52.89            73.79      $  833.77
                                                                                            =========      =========
Alger American Fund:
  Alger American Small Capitalization
    Subaccount...................................       4,338.04             (410.03)        3,928.01      $1,683.97
                                                                                            =========      =========
American Century Fund:
  American Century Subaccount....................       5,826.51           (5,826.51)              --             --
                                                                                            =========      =========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                                OPTIONS
                                                                                  1998
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount..............................      32,145.44           (1,122.00)       31,023.44      $4,835.54
                                                                                            =========      =========
  Money Market Subaccount........................       2,740.24             (171.40)        2,568.84      $1,802.90
                                                                                            =========      =========
  Bond Subaccount................................       2,602.38              (79.33)        2,523.05      $2,128.36
                                                                                            =========      =========
  Managed Subaccount.............................       7,517.47             (333.09)        7,184.38      $3,017.27
                                                                                            =========      =========
  Aggressive Growth Subaccount...................       4,642.46              (90.74)        4,551.72      $3,278.89
                                                                                            =========      =========
  International Subaccount.......................       7,393.95              (48.16)        7,345.79      $1,803.25
                                                                                            =========      =========
  All Pro Large Cap Growth Subaccount............             --            1,123.59         1,123.59      $1,172.29
                                                                                            =========      =========
  All Pro Large Cap Value Subaccount.............             --              988.06           988.06      $  986.04
                                                                                            =========      =========
  All Pro Small Cap Growth Subaccount............             --            1,663.37         1,663.37      $  976.08
                                                                                            =========      =========
  All Pro Small Cap Value Subaccount.............             --              984.82           984.82      $  821.69
                                                                                            =========      =========
The Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A:
  2006 Series....................................         596.59               (9.37)          587.22      $3,207.38
                                                                                            =========      =========
Variable Insurance Products Fund:
  Equity-Income Subaccount.......................       9,107.35             (203.85)        8,903.50      $2,397.47
                                                                                            =========      =========
  Growth Subaccount..............................      14,154.79                2.51        14,157.30      $2,768.18
                                                                                            =========      =========
  High Income Subaccount.........................         904.39               34.10           938.49      $1,550.68
                                                                                            =========      =========
  Overseas Subaccount............................       4,260.46               89.03         4,349.49      $1,464.50
                                                                                            =========      =========
Variable Insurance Products Fund II:
  Asset Manager Subaccount.......................       6,226.17              (91.31)        6,134.86      $1,861.48
                                                                                            =========      =========
  Index 500 Subaccount...........................       4,694.68            1,018.06         5,712.74      $2,940.36
                                                                                            =========      =========
  Investment Grade Bond Subaccount...............         877.81              244.97         1,122.78      $1,397.42
                                                                                            =========      =========
  Contrafund Subaccount..........................       2,490.39            1,234.44         3,724.83      $1,785.22
                                                                                            =========      =========
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount...............         383.14               90.65           473.79      $1,270.97
                                                                                            =========      =========
  Partners Subaccount............................             --                  --               --             --
                                                                                            =========      =========
  Growth Subaccount..............................       2,988.11             (260.85)        2,727.26      $2,111.44
                                                                                            =========      =========
  Balanced Subaccount............................         707.81               (4.64)          703.17      $1,748.83
                                                                                            =========      =========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                                OPTIONS
                                                                                  1998
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount..............         562.11              305.46           867.57      $1,380.13
                                                                                            =========      =========
  Van Eck Worldwide Hard Assets Subaccount.......         535.85              (42.78)          493.07      $  881.09
                                                                                            =========      =========
  Van Eck Worldwide Emerging Markets
    Subaccount...................................         790.50              953.59         1,744.09      $  656.85
                                                                                            =========      =========
  Van Eck Worldwide Real Estate Subaccount.......             --               20.90            20.90      $  856.01
                                                                                            =========      =========
Alger American Fund:
  Alger American Small Capitalization
    Subaccount...................................       3,593.66              744.38         4,338.04      $1,181.24
                                                                                            =========      =========
American Century Fund:
  American Century Subaccount....................       1,863.50            3,963.01         5,826.51      $  291.65
                                                                                            =========      =========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




------------------------------------------------------------------------------------------------------------------------
                                                                              SURVIVOR OPTIONSPLUS
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................       1,415.91             16.44         1,432.35     $5,398.65
                                                                                                =========     =========
  Money Market Subaccount..............................       4,075.27           (921.45)        3,153.82     $1,983.74
                                                                                                =========     =========
  Bond Subaccount......................................         801.67              0.55           802.22     $2,228.82
                                                                                                =========     =========
  Managed Subaccount...................................       1,108.83            (73.84)        1,034.99     $3,268.67
                                                                                                =========     =========
  Aggressive Growth Subaccount.........................         865.93            401.59         1,267.52     $5,197.60
                                                                                                =========     =========
  International Subaccount.............................       2,109.23             39.81         2,149.04     $2,239.75
                                                                                                =========     =========
  All Pro Large Cap Growth Subaccount..................       1,993.92            365.65         2,359.57     $1,178.36
                                                                                                =========     =========
  All Pro Large Cap Value Subaccount...................         833.12            148.67           981.79     $1,006.19
                                                                                                =========     =========
  All Pro Small Cap Growth Subaccount..................       1,626.42            847.12         2,473.54     $1,462.14
                                                                                                =========     =========
  All Pro Small Cap Value Subaccount...................         816.45            463.63         1,280.08     $  902.54
                                                                                                =========     =========
  Equity 500 Index Subaccount**........................      10,310.24            747.98        11,058.22     $3,178.73
                                                                                                =========     =========
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series..........................................         882.18             89.07           971.25     $3,407.66
                                                                                                =========     =========
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................       8,131.92            (63.06)        8,068.86     $2,730.98
                                                                                                =========     =========
  Growth Subaccount....................................       8,639.30          1,153.01         9,792.31     $3,346.46
                                                                                                =========     =========
  High Income Subaccount...............................       2,199.72            (83.95)        2,115.77     $1,284.74
                                                                                                =========     =========
  Overseas Subaccount..................................       4,221.79            747.43         4,969.22     $1,669.52
                                                                                                =========     =========
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................       4,219.98            203.20         4,423.18     $1,963.06
                                                                                                =========     =========
  Investment Grade Bond Subaccount.....................       2,414.31            206.17         2,620.48     $1,519.59
                                                                                                =========     =========
  Contrafund Subaccount................................       4,065.50            618.48         4,683.98     $2,662.98
                                                                                                =========     =========
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................       1,309.84            (56.74)        1,253.10     $1,360.87
                                                                                                =========     =========
  Partners Subaccount..................................       4,135.57           (135.95)        3,999.62     $  996.21
                                                                                                =========     =========
  Growth Subaccount....................................             --                --               --            --
                                                                                                =========     =========
  Balanced Subaccount..................................             --                --               --            --
                                                                                                =========     =========


---------------


**Prior to February 7, 2000, this subaccount was known as Fidelity Index 500 Subaccount.

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




------------------------------------------------------------------------------------------------------------------------
                                                                              SURVIVOR OPTIONSPLUS
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................         624.24             (3.58)          620.66     $1,280.62
                                                                                                =========     =========
  Van Eck Worldwide Hard Assets Subaccount.............         384.34            171.36           555.70     $1,173.62
                                                                                                =========     =========
  Van Eck Worldwide Emerging Markets Subaccount........       1,967.15            115.60         2,082.75     $  755.69
                                                                                                =========     =========
  Van Eck Worldwide Real Estate Subaccount.............         159.44            122.82           282.26     $  983.91
                                                                                                =========     =========
Alger American Fund:
  Alger American Small Capitalization Subaccount.......       3,193.63            510.47         3,704.10     $1,218.68
                                                                                                =========     =========
American Century Fund:
  American Century Subaccount..........................             --                --               --            --
                                                                                                =========     =========
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................             --          1,243.38         1,243.38     $  837.99
                                                                                                =========     =========
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................             --            417.98           417.98     $  993.98
                                                                                                =========     =========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                              SURVIVOR OPTIONSPLUS
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................      1,243.68              172.23        1,415.91     $4,950.09
                                                                                                =========     =========
  Money Market Subaccount..............................      3,221.59              853.68        4,075.27     $1,880.19
                                                                                                =========     =========
  Bond Subaccount......................................        670.18              131.49          801.67     $2,045.48
                                                                                                =========     =========
  Managed Subaccount...................................        793.19              315.64        1,108.83     $3,021.78
                                                                                                =========     =========
  Aggressive Growth Subaccount.........................        848.53               17.40          865.93     $3,779.45
                                                                                                =========     =========
  International Subaccount.............................      2,079.71               29.52        2,109.23     $2,318.23
                                                                                                =========     =========
  All Pro Large Cap Growth Subaccount..................        326.44            1,667.48        1,993.92     $1,462.61
                                                                                                =========     =========
  All Pro Large Cap Value Subaccount...................        334.23              498.89          833.12     $  994.70
                                                                                                =========     =========
  All Pro Small Cap Growth Subaccount..................        580.17            1,046.25        1,626.42     $1,864.27
                                                                                                =========     =========
  All Pro Small Cap Value Subaccount...................        653.02              163.43          816.45     $  751.05
                                                                                                =========     =========
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series..........................................        651.22              230.96          882.18     $2,989.02
                                                                                                =========     =========
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................      7,372.88              759.04        8,131.92     $2,533.97
                                                                                                =========     =========
  Growth Subaccount....................................      7,004.22            1,635.08        8,639.30     $3,781.76
                                                                                                =========     =========
  High Income Subaccount...............................      2,110.80               88.92        2,199.72     $1,667.10
                                                                                                =========     =========
  Overseas Subaccount..................................      3,512.65              709.14        4,221.79     $2,076.27
                                                                                                =========     =========
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................      3,631.54              588.44        4,219.98     $2,055.58
                                                                                                =========     =========
  Index 500 Subaccount.................................      7,826.75            2,483.49       10,310.24     $3,522.24
                                                                                                =========     =========
  Investment Grade Bond Subaccount.....................      1,576.62              837.69        2,414.31     $1,374.48
                                                                                                =========     =========
  Contrafund Subaccount................................      2,745.40            1,320.10        4,065.50     $2,868.93
                                                                                                =========     =========
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................        994.75              315.09        1,309.84     $1,282.03
                                                                                                =========     =========
  Partners Subaccount..................................        604.38            3,531.19        4,135.57     $  995.19
                                                                                                =========     =========
  Growth Subaccount....................................      1,661.54           (1,661.54)             --            --
                                                                                                =========     =========
  Balanced Subaccount..................................        606.44             (606.44)             --            --
                                                                                                =========     =========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED



------------------------------------------------------------------------------------------------------------------------
                                                                              SURVIVOR OPTIONSPLUS
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................        561.57               62.67          624.24     $1,264.56
                                                                                                =========     =========
  Van Eck Worldwide Hard Assets Subaccount.............        302.19               82.15          384.34     $1,059.73
                                                                                                =========     =========
  Van Eck Worldwide Emerging Markets Subaccount........        932.31            1,034.84        1,967.15     $1,307.71
                                                                                                =========     =========
  Van Eck Worldwide Real Estate Subaccount.............         86.36               73.08          159.44     $  833.77
                                                                                                =========     =========
Alger American Fund:
  Alger American Small Capitalization Subaccount.......      2,917.29              276.34        3,193.63     $1,683.97
                                                                                                =========     =========
American Century Fund:
  American Century Subaccount..........................        875.46             (875.46)             --            --
                                                                                                =========     =========
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................            --                  --              --            --
                                                                                                =========     =========
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................            --                  --              --            --
                                                                                                =========     =========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED


--------------------------------------------------------------------------------


                                                                              SURVIVOR OPTIONSPLUS
                                                                                      1998
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................        995.35             248.33        1,243.68      $4,835.54
                                                                                                ========      =========
  Money Market Subaccount..............................      2,350.01             871.58        3,221.59      $1,802.90
                                                                                                ========      =========
  Bond Subaccount......................................        477.59             192.59          670.18      $2,128.36
                                                                                                ========      =========
  Managed Subaccount...................................        640.63             152.56          793.19      $3,017.27
                                                                                                ========      =========
  Aggressive Growth Subaccount.........................        655.12             193.41          848.53      $3,278.90
                                                                                                ========      =========
  International Subaccount.............................      1,703.90             375.81        2,079.71      $1,803.25
                                                                                                ========      =========
  All Pro Large Cap Growth Subaccount..................            --             326.44          326.44      $1,172.29
                                                                                                ========      =========
  All Pro Large Cap Value Subaccount...................            --             334.23          334.23      $  986.04
                                                                                                ========      =========
  All Pro Small Cap Growth Subaccount..................            --             580.17          580.17      $  976.08
                                                                                                ========      =========
  All Pro Small Cap Value Subaccount...................            --             653.02          653.02      $  821.69
                                                                                                ========      =========
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series..........................................        549.07             102.15          651.22      $3,207.38
                                                                                                ========      =========
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................      5,997.65           1,375.23        7,372.88      $2,397.47
                                                                                                ========      =========
  Growth Subaccount....................................      5,768.47           1,235.75        7,004.22      $2,768.18
                                                                                                ========      =========
  High Income Subaccount...............................      1,737.52             373.28        2,110.80      $1,550.68
                                                                                                ========      =========
  Overseas Subaccount..................................      2,750.23             762.42        3,512.65      $1,464.50
                                                                                                ========      =========
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................      2,829.98             801.56        3,631.54      $1,861.48
                                                                                                ========      =========
  Index 500 Subaccount.................................      5,235.58           2,591.17        7,826.75      $2,940.36
                                                                                                ========      =========
  Investment Grade Bond Subaccount.....................        953.70             622.92        1,576.62      $1,397.42
                                                                                                ========      =========
  Contrafund Subaccount................................      1,623.14           1,122.26        2,745.40      $2,322.81
                                                                                                ========      =========
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................        637.42             357.33          994.75      $1,270.97
                                                                                                ========      =========
  Partners Subaccount..................................            --             604.38          604.38      $  932.46
                                                                                                ========      =========
  Growth Subaccount....................................      1,490.07             171.47        1,661.54      $2,111.44
                                                                                                ========      =========
  Balanced Subaccount..................................        603.93               2.51          606.44      $1,748.83
                                                                                                ========      =========

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED



------------------------------------------------------------------------------------------------------------------------
                                                                              SURVIVOR OPTIONSPLUS
                                                                                      1998
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................        529.99              31.58          561.57      $1,380.13
                                                                                                ========      =========
  Van Eck Worldwide Hard Assets Subaccount.............        243.85              58.34          302.19      $  881.09
                                                                                                ========      =========
  Van Eck Worldwide Emerging Markets Subaccount........        740.59             191.72          932.31      $  656.85
                                                                                                ========      =========
  Van Eck Worldwide Real Estate Subaccount.............            --              86.36           86.36      $  856.01
                                                                                                ========      =========
Alger American Fund:
  Alger American Small Capitalization Subaccount.......      2,214.76             702.53        2,917.29      $1,181.24
                                                                                                ========      =========
American Century Fund:
  American Century Subaccount..........................        899.36             (23.90)         875.46      $1,148.26
                                                                                                ========      =========
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................            --                 --              --             --
                                                                                                ========      =========
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................            --                 --              --             --
                                                                                                ========      =========

--------------------------------------------------------------------------------
The Provident Mutual Variable Life Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED



------------------------------------------------------------------------------------------------------------------------
                                                                                 SPECIAL PRODUCT
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................      13,830.74          (4,090.21)       9,740.53      $295.27
                                                                                                =========      =======
  Money Market Subaccount..............................      10,269.30           2,402.34       12,671.64      $145.42
                                                                                                =========      =======
  Bond Subaccount......................................       3,659.95            (308.25)       3,351.70      $177.07
                                                                                                =========      =======
  Managed Subaccount...................................       2,457.99             (80.64)       2,377.35      $250.75
                                                                                                =========      =======
  Aggressive Growth Subaccount.........................       4,598.40             865.21        5,463.61      $348.44
                                                                                                =========      =======
  International Subaccount.............................      14,770.03          (2,022.51)      12,747.52      $220.92
                                                                                                =========      =======
  All Pro Large Cap Growth Subaccount..................      14,365.14            (511.62)      13,853.52      $117.37
                                                                                                =========      =======
  All Pro Large Cap Value Subaccount...................      17,840.02            (167.02)      17,673.00      $100.22
                                                                                                =========      =======
  All Pro Small Cap Growth Subaccount..................      13,328.46           6,775.94       20,104.40      $145.63
                                                                                                =========      =======
  All Pro Small Cap Value Subaccount...................       1,545.62           5,503.16        7,048.78      $ 89.89
                                                                                                =========      =======
  Equity 500 Index Subaccount**........................      30,627.01          (1,451.75)      29,175.26      $314.36
                                                                                                =========      =======
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series..........................................       1,931.47            (297.14)       1,634.33      $239.17
                                                                                                =========      =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................      33,066.69          (4,262.21)      28,804.48      $270.08
                                                                                                =========      =======
  Growth Subaccount....................................      44,840.76          (2,245.47)      42,595.29      $330.94
                                                                                                =========      =======
  High Income Subaccount...............................      13,045.18             312.90       13,358.08      $123.26
                                                                                                =========      =======
  Overseas Subaccount..................................      17,590.16           4,075.77       21,665.93      $165.29
                                                                                                =========      =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................      14,896.21          (1,569.42)      13,326.79      $194.13
                                                                                                =========      =======
  Investment Grade Bond Subaccount.....................      16,568.76             552.85       17,121.61      $150.45
                                                                                                =========      =======
  Contrafund Subaccount................................      19,070.39          (2,990.31)      16,080.08      $203.24
                                                                                                =========      =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................       5,060.48          (1,658.21)       3,402.27      $134.73
                                                                                                =========      =======
  Partners Subaccount..................................      17,098.37            (375.29)      16,723.08      $ 99.22
                                                                                                =========      =======
  Growth Subaccount....................................             --                 --              --           --
                                                                                                =========      =======
  Balanced Subaccount..................................             --                 --              --           --
                                                                                                =========      =======


---------------


**Prior to February 7, 2000, this subaccount was known as Fidelity Index 500 Subaccount.

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




------------------------------------------------------------------------------------------------------------------------
                                                                                 SPECIAL PRODUCT
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................       2,954.95            (694.61)       2,260.34      $126.79
                                                                                                =========      =======
  Van Eck Worldwide Hard Assets Subaccount.............         791.63              35.61          827.23      $116.20
                                                                                                =========      =======
  Van Eck Worldwide Emerging Markets Subaccount........       1,762.38           1,590.53        3,352.91      $ 75.04
                                                                                                =========      =======
  Van Eck Worldwide Real Estate Subaccount.............          85.20             218.28          303.48      $ 98.00
                                                                                                =========      =======
Alger American Fund:
  Alger American Small Capitalization Subaccount.......       7,695.38            (958.61)       6,736.77      $121.02
                                                                                                =========      =======
American Century Fund:
  American Century Subaccount..........................             --                 --              --           --
                                                                                                =========      =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................             --           1,868.86        1,868.86      $ 83.71
                                                                                                =========      =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................             --           1,353.38        1,353.38      $ 99.30
                                                                                                =========      =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




------------------------------------------------------------------------------------------------------------------------
                                                                                 SPECIAL PRODUCT
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................      17,520.10          (3,689.36)      13,830.74      $271.14
                                                                                                =========      =======
  Money Market Subaccount..............................      12,961.25          (2,691.95)      10,269.30      $138.03
                                                                                                =========      =======
  Bond Subaccount......................................       5,450.26          (1,790.31)       3,659.95      $162.75
                                                                                                =========      =======
  Managed Subaccount...................................       2,385.84              72.15        2,457.99      $232.16
                                                                                                =========      =======
  Aggressive Growth Subaccount.........................       5,561.10            (962.70)       4,598.40      $253.74
                                                                                                =========      =======
  International Subaccount.............................      18,913.21          (4,143.18)      14,770.03      $229.00
                                                                                                =========      =======
  All Pro Large Cap Growth Subaccount..................       5,196.16           9,168.98       14,365.14      $145.90
                                                                                                =========      =======
  All Pro Large Cap Value Subaccount...................       4,523.39          13,316.63       17,840.02      $ 99.22
                                                                                                =========      =======
  All Pro Small Cap Growth Subaccount..................       6,166.56           7,161.90       13,328.46      $185.96
                                                                                                =========      =======
  All Pro Small Cap Value Subaccount...................       3,661.92          (2,116.30)       1,545.62      $ 74.92
                                                                                                =========      =======
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series..........................................       1,691.56             239.91        1,931.47      $210.10
                                                                                                =========      =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................      37,972.58          (4,905.89)      33,066.69      $250.97
                                                                                                =========      =======
  Growth Subaccount....................................      40,316.48           4,524.28       44,840.76      $374.55
                                                                                                =========      =======
  High Income Subaccount...............................      13,834.14            (788.96)      13,045.18      $160.18
                                                                                                =========      =======
  Overseas Subaccount..................................      13,816.91           3,773.25       17,590.16      $205.87
                                                                                                =========      =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................      18,688.09          (3,791.88)      14,896.21      $203.59
                                                                                                =========      =======
  Index 500 Subaccount.................................      26,957.17           3,669.84       30,627.01      $348.85
                                                                                                =========      =======
  Investment Grade Bond Subaccount.....................       9,317.76           7,251.00       16,568.76      $136.28
                                                                                                =========      =======
  Contrafund Subaccount................................      17,034.10           2,036.29       19,070.39      $219.28
                                                                                                =========      =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................       4,368.84             691.64        5,060.48      $127.12
                                                                                                =========      =======
  Partners Subaccount..................................       1,272.82          15,825.55       17,098.37      $ 99.27
                                                                                                =========      =======
  Growth Subaccount....................................       7,825.00          (7,825.00)             --           --
                                                                                                =========      =======
  Balanced Subaccount..................................         633.28            (633.28)             --           --
                                                                                                =========      =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




------------------------------------------------------------------------------------------------------------------------
                                                                                 SPECIAL PRODUCT
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................       2,516.51             438.44        2,954.95      $125.38
                                                                                                =========      =======
  Van Eck Worldwide Hard Assets Subaccount.............         729.11              62.52          791.63      $105.08
                                                                                                =========      =======
  Van Eck Worldwide Emerging Markets Subaccount........       2,001.62            (239.24)       1,762.38      $130.05
                                                                                                =========      =======
  Van Eck Worldwide Real Estate Subaccount.............       1,400.95          (1,315.75)          85.20      $ 83.17
Alger American Fund:
  Alger American Small Capitalization Subaccount.......      13,465.69          (5,770.31)       7,695.38      $167.47
                                                                                                =========      =======
American Century Fund:
  American Century Subaccount..........................       2,270.60          (2,270.60)             --           --
                                                                                                =========      =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................             --                 --              --           --
                                                                                                =========      =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................             --                 --              --           --
                                                                                                =========      =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED



------------------------------------------------------------------------------------------------------------------------
                                                                                 SPECIAL PRODUCT
                                                                                      1998
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
  Market Street Fund, Inc.:
  Growth Subaccount....................................      19,249.30          (1,729.20)      17,520.10      $265.26
                                                                                                =========      =======
  Money Market Subaccount..............................       9,291.32           3,669.93       12,961.25      $132.56
                                                                                                =========      =======
  Bond Subaccount......................................       9,508.76          (4,058.50)       5,450.26      $169.59
                                                                                                =========      =======
  Managed Subaccount...................................       2,602.54            (216.70)       2,385.84      $232.16
                                                                                                =========      =======
  Aggressive Growth Subaccount.........................       6,154.84            (593.74)       5,561.10      $220.47
                                                                                                =========      =======
  International Subaccount.............................      22,137.20          (3,223.99)      18,913.21      $178.40
                                                                                                =========      =======
  All Pro Large Cap Growth Subaccount..................             --           5,196.16        5,196.16      $117.11
                                                                                                =========      =======
  All Pro Large Cap Value Subaccount...................             --           4,523.39        4,523.39      $ 98.50
                                                                                                =========      =======
  All Pro Small Cap Growth Subaccount..................             --           6,166.56        6,166.56      $ 97.51
                                                                                                =========      =======
  All Pro Small Cap Value Subaccount...................             --           3,661.92        3,661.92      $ 82.09
                                                                                                =========      =======
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series..........................................       2,874.01          (1,182.45)       1,691.56      $225.78
                                                                                                =========      =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................      37,697.93             274.65       37,972.58      $237.80
                                                                                                =========      =======
  Growth Subaccount....................................      40,418.40            (101.92)      40,316.48      $274.58
                                                                                                =========      =======
  High Income Subaccount...............................      10,723.25           3,110.89       13,834.14      $149.22
                                                                                                =========      =======
  Overseas Subaccount..................................      10,770.00           3,046.91       13,816.91      $145.43
                                                                                                =========      =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................      21,616.71          (2,928.62)      18,688.09      $184.64
                                                                                                =========      =======
  Index 500 Subaccount.................................      20,885.39           6,071.78       26,957.17      $291.65
                                                                                                =========      =======
  Investment Grade Bond Subaccount.....................       1,428.92           7,888.84        9,317.76      $138.77
                                                                                                =========      =======
  Contrafund Subaccount................................      15,930.14           1,103.96       17,034.10      $177.81
                                                                                                =========      =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................       4,289.50              79.34        4,368.84      $126.21
                                                                                                =========      =======
  Partners Subaccount..................................             --           1,272.82        1,272.82      $ 93.15
                                                                                                =========      =======
  Growth Subaccount....................................       9,140.96          (1,315.96)       7,825.00      $209.43
                                                                                                =========      =======
  Balanced Subaccount..................................         795.11            (161.83)         633.28      $173.47
                                                                                                =========      =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED



------------------------------------------------------------------------------------------------------------------------
                                                                                 SPECIAL PRODUCT
                                                                                      1998
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................       2,703.60            (187.09)       2,516.51      $137.05
                                                                                                =========      =======
  Van Eck Worldwide Hard Assets Subaccount.............         889.04            (159.93)         729.11      $ 87.49
                                                                                                =========      =======
  Van Eck Worldwide Emerging Markets Subaccount........       2,178.21            (176.59)       2,001.62      $ 65.42
                                                                                                =========      =======
  Van Eck Worldwide Real Estate Subaccount.............             --           1,400.95        1,400.95      $ 85.52
                                                                                                =========      =======
Alger American Fund:
  Alger American Small Capitalization Subaccount.......      10,067.54           3,398.15       13,465.69      $117.65
                                                                                                =========      =======
American Century Fund:
  American Century Subaccount..........................       2,180.61              89.99        2,270.60      $114.02
                                                                                                =========      =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................             --                 --              --           --
                                                                                                =========      =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................             --                 --              --           --
                                                                                                =========      =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED



------------------------------------------------------------------------------------------------------------------------
                                                                                   OPTIONSPLUS
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................     218,352.85         (29,035.59)     189,317.26      $295.27
                                                                                               ==========      =======
  Money Market Subaccount..............................     152,695.33         (35,016.90)     117,678.43      $145.42
                                                                                               ==========      =======
  Bond Subaccount......................................      41,050.46          (2,411.85)      38,638.61      $177.07
                                                                                               ==========      =======
  Managed Subaccount...................................      75,970.83          (9,810.78)      66,160.05      $250.75
                                                                                               ==========      =======
  Aggressive Growth Subaccount.........................      85,971.07           7,622.56       93,593.63      $348.44
                                                                                               ==========      =======
  International Subaccount.............................     131,411.17          (1,960.87)     129,450.30      $220.92
                                                                                               ==========      =======
  All Pro Large Cap Growth Subaccount..................      93,285.61          23,394.47      116,680.08      $117.37
                                                                                               ==========      =======
  All Pro Large Cap Value Subaccount...................      49,947.84           3,432.08       53,379.92      $100.22
                                                                                               ==========      =======
  All Pro Small Cap Growth Subaccount..................      64,188.90          47,492.27      111,681.17      $145.63
                                                                                               ==========      =======
  All Pro Small Cap Value Subaccount...................      36,482.53          11,212.09       47,694.62      $ 89.89
                                                                                               ==========      =======
  Equity 500 Index Subaccount**........................     350,611.51          (2,580.49)     348,031.02      $314.36
                                                                                               ==========      =======
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series..........................................      37,954.99          (7,409.65)      30,545.34      $239.17
                                                                                               ==========      =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................     326,492.92         (32,445.40)     294,047.52      $270.08
                                                                                               ==========      =======
  Growth Subaccount....................................     411,934.32          25,267.35      437,201.67      $330.94
                                                                                               ==========      =======
  High Income Subaccount...............................      72,246.29           9,460.38       81,706.67      $123.26
                                                                                               ==========      =======
  Overseas Subaccount..................................     160,920.68          24,894.48      185,815.16      $165.29
                                                                                               ==========      =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................     159,190.41          (9,344.01)     149,846.40      $194.13
                                                                                               ==========      =======
  Investment Grade Bond Subaccount.....................      76,851.07           3,606.16       80,457.23      $150.45
                                                                                               ==========      =======
  Contrafund Subaccount................................     238,763.30          24,231.45      262,994.75      $203.24
                                                                                               ==========      =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................      42,502.35          (8,024.39)      34,477.96      $134.73
                                                                                               ==========      =======
  Partners Subaccount..................................     186,994.96         (15,849.24)     171,145.72      $ 99.22
                                                                                               ==========      =======
  Growth Subaccount....................................             --                 --              --           --
                                                                                               ==========      =======
  Balanced Subaccount..................................             --                 --              --           --
                                                                                               ==========      =======


---------------

**Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
  Subaccount.

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED



------------------------------------------------------------------------------------------------------------------------
                                                                                   OPTIONSPLUS
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................      27,532.79          (2,239.14)      25,293.65      $126.79
                                                                                               ==========      =======
  Van Eck Worldwide Hard Assets Subaccount.............      15,190.21           2,294.07       17,484.28      $116.20
                                                                                               ==========      =======
  Van Eck Worldwide Emerging Markets Subaccount........      81,370.63          21,309.84      102,680.47      $ 75.04
                                                                                               ==========      =======
  Van Eck Worldwide Real Estate Subaccount.............       5,146.37             859.30        6,005.67      $ 98.00
                                                                                               ==========      =======
Alger American Fund:
  Alger American Small Capitalization Subaccount.......     161,504.32          25,426.88      186,931.20      $121.02
                                                                                               ==========      =======
American Century Fund:
  American Century Subaccount..........................             --                 --              --           --
                                                                                               ==========      =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................             --          37,395.36       37,395.36      $ 83.71
                                                                                               ==========      =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................             --           8,039.49        8,039.49      $ 99.30
                                                                                               ==========      =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




------------------------------------------------------------------------------------------------------------------------
                                                                                   OPTIONSPLUS
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................     231,267.13         (12,914.28)     218,352.85      $271.14
                                                                                               ==========      =======
  Money Market Subaccount..............................     152,112.32             583.01      152,695.33      $138.03
                                                                                               ==========      =======
  Bond Subaccount......................................      39,260.90           1,789.56       41,050.46      $162.75
                                                                                               ==========      =======
  Managed Subaccount...................................      60,543.69          15,427.14       75,970.83      $232.16
                                                                                               ==========      =======
  Aggressive Growth Subaccount.........................      90,420.11          (4,449.04)      85,971.07      $253.74
                                                                                               ==========      =======
  International Subaccount.............................     131,796.54            (385.37)     131,411.17      $229.00
                                                                                               ==========      =======
  All Pro Large Cap Growth Subaccount..................      16,189.15          77,096.46       93,285.61      $145.90
                                                                                               ==========      =======
  All Pro Large Cap Value Subaccount...................      17,427.33          32,520.51       49,947.84      $ 99.22
                                                                                               ==========      =======
  All Pro Small Cap Growth Subaccount..................      17,917.47          46,271.43       64,188.90      $185.96
                                                                                               ==========      =======
  All Pro Small Cap Value Subaccount...................      17,992.03          18,490.50       36,482.53      $ 74.92
                                                                                               ==========      =======
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series..........................................      36,079.17           1,875.82       37,954.99      $210.10
                                                                                               ==========      =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................     306,795.11          19,697.81      326,492.92      $250.97
                                                                                               ==========      =======
  Growth Subaccount....................................     360,517.62          51,416.70      411,934.32      $374.55
                                                                                               ==========      =======
  High Income Subaccount...............................      80,959.89          (8,713.60)      72,246.29      $160.18
                                                                                               ==========      =======
  Overseas Subaccount..................................     145,102.04          15,818.64      160,920.68      $205.87
                                                                                               ==========      =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................     154,209.84           4,980.57      159,190.41      $203.59
                                                                                               ==========      =======
  Index 500 Subaccount.................................     284,790.98          65,820.53      350,611.51      $348.85
                                                                                               ==========      =======
  Investment Grade Bond Subaccount.....................      64,215.82          12,635.25       76,851.07      $136.28
                                                                                               ==========      =======
  Contrafund Subaccount................................     169,226.93          69,536.37      238,763.30      $219.28
                                                                                               ==========      =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................      32,752.84           9,749.51       42,502.35      $127.12
                                                                                               ==========      =======
  Partners Subaccount..................................      10,905.60         176,089.36      186,994.96      $ 99.27
                                                                                               ==========      =======
  Growth Subaccount....................................      91,792.01         (91,792.01)             --           --
                                                                                               ==========      =======
  Balanced Subaccount..................................      29,132.79         (29,132.79)             --           --
                                                                                               ==========      =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




------------------------------------------------------------------------------------------------------------------------
                                                                                   OPTIONSPLUS
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................      24,541.59           2,991.20       27,532.79      $125.38
                                                                                               ==========      =======
  Van Eck Worldwide Hard Assets Subaccount.............      14,577.19             613.02       15,190.21      $105.08
                                                                                               ==========      =======
  Van Eck Worldwide Emerging Markets Subaccount........      65,510.97          15,859.66       81,370.63      $130.05
                                                                                               ==========      =======
  Van Eck Worldwide Real Estate Subaccount.............       2,410.29           2,736.08        5,146.37      $ 83.17
                                                                                               ==========      =======
Alger American Fund:
  Alger American Small Capitalization Subaccount.......     159,654.74           1,849.58      161,504.32      $167.47
                                                                                               ==========      =======
American Century Fund:
  American Century Subaccount..........................      40,216.00         (40,216.00)             --           --
                                                                                               ==========      =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................             --                 --              --           --
                                                                                               ==========      =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................             --                 --              --           --
                                                                                               ==========      =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




------------------------------------------------------------------------------------------------------------------------
                                                                                   OPTIONSPLUS
                                                                                      1998
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................     217,759.03          13,508.10      231,267.13      $265.26
                                                                                               ==========      =======
  Money Market Subaccount..............................      97,434.41          54,677.91      152,112.32      $132.56
                                                                                               ==========      =======
  Bond Subaccount......................................      30,816.49           8,444.41       39,260.90      $169.59
                                                                                               ==========      =======
  Managed Subaccount...................................      54,663.39           5,880.30       60,543.69      $232.16
                                                                                               ==========      =======
  Aggressive Growth Subaccount.........................      83,930.51           6,489.60       90,420.11      $220.47
                                                                                               ==========      =======
  International Subaccount.............................     123,193.81           8,602.73      131,796.54      $178.40
                                                                                               ==========      =======
  All Pro Large Cap Growth Subaccount..................             --          16,189.15       16,189.15      $117.11
                                                                                               ==========      =======
  All Pro Large Cap Value Subaccount...................             --          17,427.33       17,427.33      $ 98.50
                                                                                               ==========      =======
  All Pro Small Cap Growth Subaccount..................             --          17,917.47       17,917.47      $ 97.51
                                                                                               ==========      =======
  All Pro Small Cap Value Subaccount...................             --          17,992.03       17,992.03      $ 82.09
                                                                                               ==========      =======
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series..........................................      23,500.17          12,579.00       36,079.17      $225.78
                                                                                               ==========      =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................     247,191.72          59,603.39      306,795.11      $237.80
                                                                                               ==========      =======
  Growth Subaccount....................................     311,095.44          49,422.18      360,517.62      $274.58
                                                                                               ==========      =======
  High Income Subaccount...............................      58,985.29          21,974.60       80,959.89      $149.22
                                                                                               ==========      =======
  Overseas Subaccount..................................     106,169.28          38,932.76      145,102.04      $145.43
                                                                                               ==========      =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................     147,185.70           7,024.14      154,209.84      $184.64
                                                                                               ==========      =======
  Index 500 Subaccount.................................     193,602.11          91,188.87      284,790.98      $291.65
                                                                                               ==========      =======
  Investment Grade Bond Subaccount.....................      41,538.00          22,677.82       64,215.82      $138.77
                                                                                               ==========      =======
  Contrafund Subaccount................................     114,795.75          54,431.18      169,226.93      $177.81
                                                                                               ==========      =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................      19,860.09          12,892.75       32,752.84      $126.21
                                                                                               ==========      =======
  Partners Subaccount..................................             --          10,905.60       10,905.60      $ 93.15
                                                                                               ==========      =======
  Growth Subaccount....................................      83,083.12           8,708.89       91,792.01      $209.43
                                                                                               ==========      =======
  Balanced Subaccount..................................      26,559.52           2,573.27       29,132.79      $173.47
                                                                                               ==========      =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




------------------------------------------------------------------------------------------------------------------------
                                                                                   OPTIONSPLUS
                                                                                      1998
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................      19,032.06           5,509.53       24,541.59      $137.05
                                                                                               ==========      =======
  Van Eck Worldwide Hard Assets Subaccount.............      13,044.75           1,532.44       14,577.19      $ 87.49
                                                                                               ==========      =======
  Van Eck Worldwide Emerging Markets Subaccount........      41,171.92          24,339.05       65,510.97      $ 65.42
                                                                                               ==========      =======
  Van Eck Worldwide Real Estate Subaccount.............             --           2,410.29        2,410.29      $ 85.52
                                                                                               ==========      =======
Alger American Fund:
  Alger American Small Capitalization Subaccount.......     113,895.67          45,759.07      159,654.74      $117.65
                                                                                               ==========      =======
American Century Fund:
  American Century Subaccount..........................      41,632.64          (1,416.64)      40,216.00      $114.02
                                                                                               ==========      =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................             --                 --              --           --
                                                                                               ==========      =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................             --                 --              --           --
                                                                                               ==========      =======

--------------------------------------------------------------------------------
The Provident Mutual Variable Life Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED



---------------------------------------------------------------------------------------------------------------------
                                                                            OPTIONS PREMIER
                                                                                  2000
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount..............................       5,581.86            3,928.63         9,510.49       $295.27
                                                                                            =========       =======
  Money Market Subaccount........................      31,379.27           20,556.21        51,935.48       $145.42
                                                                                            =========       =======
  Bond Subaccount................................       1,181.96            2,859.99         4,041.95       $177.07
                                                                                            =========       =======
  Managed Subaccount.............................         822.20            1,165.80         1,988.00       $250.75
                                                                                            =========       =======
  Aggressive Growth Subaccount...................       1,097.05            5,486.08         6,583.13       $348.44
                                                                                            =========       =======
  International Subaccount.......................       1,622.01            3,955.85         5,577.86       $220.92
                                                                                            =========       =======
  All Pro Large Cap Growth Subaccount............       5,710.61           20,622.72        26,333.33       $117.37
                                                                                            =========       =======
  All Pro Large Cap Value Subaccount.............       3,980.13           11,711.94        15,692.07       $100.22
                                                                                            =========       =======
  All Pro Small Cap Growth Subaccount............       4,495.14           24,628.51        29,123.65       $145.63
                                                                                            =========       =======
  All Pro Small Cap Value Subaccount.............       3,405.52           12,306.14        15,711.66       $ 89.89
                                                                                            =========       =======
  Equity 500 Index Subaccount**..................      19,590.51           34,056.42        53,646.93       $314.36
                                                                                            =========       =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.......................       8,193.71           13,146.76        21,340.47       $270.08
                                                                                            =========       =======
  Growth Subaccount..............................      13,506.91           44,277.53        57,784.44       $330.94
                                                                                            =========       =======
  High Income Subaccount.........................       1,251.22            5,565.35         6,816.57       $123.26
                                                                                            =========       =======
  Overseas Subaccount............................       3,940.38           19,466.02        23,406.40       $165.29
                                                                                            =========       =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.......................       2,716.81            7,254.92         9,971.73       $194.13
                                                                                            =========       =======
  Investment Grade Bond Subaccount...............       5,053.99            8,055.25        13,109.24       $150.45
                                                                                            =========       =======
  Contrafund Subaccount..........................      16,401.77           34,894.67        51,296.44       $203.24
                                                                                            =========       =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount...............       2,316.02            3,972.34         6,288.36       $134.73
                                                                                            =========       =======
  Partners Subaccount............................       2,095.30            6,582.39         8,677.69       $ 99.22
                                                                                            =========       =======
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount..............         795.29              574.01         1,369.30       $126.79
                                                                                            =========       =======
  Van Eck Worldwide Hard Assets Subaccount.......         499.45              949.02         1,448.47       $116.20
                                                                                            =========       =======
  Van Eck Worldwide Emerging Markets
    Subaccount...................................       3,572.75           11,526.47        15,099.22       $ 75.04
                                                                                            =========       =======
  Van Eck Worldwide Real Estate Subaccount.......         583.84            1,550.04         2,133.88       $ 98.00
                                                                                            =========       =======


---------------


** Prior to February 7, 2000, this subaccount was known as Fidelity Index 500 Subaccount.

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                            OPTIONS PREMIER
                                                                                  2000
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Alger American Fund:
  Alger American Small Capitalization
    Subaccount...................................       4,910.19           18,287.03        23,197.22       $121.02
                                                                                            =========       =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II..................             --           16,375.53        16,375.53       $ 83.71
                                                                                            =========       =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II.....................             --            2,877.44         2,877.44       $ 99.30
                                                                                            =========       =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                            OPTIONS PREMIER
                                                                                  1999
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount..............................         --                5,581.86         5,581.86       $271.14
                                                                                            =========       =======
  Money Market Subaccount........................         --               31,379.27        31,379.27       $138.03
                                                                                            =========       =======
  Bond Subaccount................................         --                1,181.96         1,181.96       $162.75
                                                                                            =========       =======
  Managed Subaccount.............................         --                  822.20           822.20       $232.16
                                                                                            =========       =======
  Aggressive Growth Subaccount...................         --                1,097.05         1,097.05       $253.74
                                                                                            =========       =======
  International Subaccount.......................         --                1,622.01         1,622.01       $229.00
                                                                                            =========       =======
  All Pro Large Cap Growth Subaccount............         --                5,710.61         5,710.61       $145.90
                                                                                            =========       =======
  All Pro Large Cap Value Subaccount.............         --                3,980.13         3,980.13       $ 99.22
                                                                                            =========       =======
  All Pro Small Cap Growth Subaccount............         --                4,495.14         4,495.14       $185.96
                                                                                            =========       =======
  All Pro Small Cap Value Subaccount.............         --                3,405.52         3,405.52       $ 74.92
                                                                                            =========       =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.......................         --                8,193.71         8,193.71       $250.97
                                                                                            =========       =======
  Growth Subaccount..............................         --               13,506.91        13,506.91       $374.55
                                                                                            =========       =======
  High Income Subaccount.........................         --                1,251.22         1,251.22       $160.18
                                                                                            =========       =======
  Overseas Subaccount............................         --                3,940.38         3,940.38       $205.87
                                                                                            =========       =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.......................         --                2,716.81         2,716.81       $203.59
                                                                                            =========       =======
  Index 500 Subaccount...........................         --               19,590.51        19,590.51       $348.85
                                                                                            =========       =======
  Investment Grade Bond Subaccount...............         --                5,053.99         5,053.99       $136.28
                                                                                            =========       =======
  Contrafund Subaccount..........................         --               16,401.77        16,401.77       $219.28
                                                                                            =========       =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount...............         --                2,316.02         2,316.02       $127.12
                                                                                            =========       =======
  Partners Subaccount............................         --                2,095.30         2,095.30       $ 99.27
                                                                                            =========       =======
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount..............         --                  795.29           795.29       $125.38
                                                                                            =========       =======
  Van Eck Worldwide Hard Assets Subaccount.......         --                  499.45           499.45       $105.08
                                                                                            =========       =======
  Van Eck Worldwide Emerging Markets
    Subaccount...................................         --                3,572.75         3,572.75       $130.05
                                                                                            =========       =======
  Van Eck Worldwide Real Estate Subaccount.......         --                  583.84           583.84       $ 83.17
                                                                                            =========       =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                            OPTIONS PREMIER
                                                                                  1999
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Alger American Fund:
  Alger American Small Capitalization
    Subaccount...................................         --                4,910.19         4,910.19       $167.47
                                                                                            =========       =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II..................         --                      --               --            --
                                                                                            =========       =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II.....................         --                      --               --            --
                                                                                            =========       =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                        SURVIVOR OPTIONS PREMIER
                                                                                  2000
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount..............................           --               392.12           392.12        $295.27
                                                                                            ========        =======
  Money Market Subaccount........................       357.35             3,024.77         3,382.12        $145.42
                                                                                            ========        =======
  Bond Subaccount................................           --                25.07            25.07        $177.07
                                                                                            ========        =======
  Managed Subaccount.............................           --                37.11            37.11        $250.75
                                                                                            ========        =======
  Aggressive Growth Subaccount...................           --               323.75           323.75        $348.44
                                                                                            ========        =======
  International Subaccount.......................           --               148.84           148.84        $220.92
                                                                                            ========        =======
  All Pro Large Cap Growth Subaccount............         6.63               953.96           960.59        $117.37
                                                                                            ========        =======
  All Pro Large Cap Value Subaccount.............         9.74               441.86           451.60        $100.22
                                                                                            ========        =======
  All Pro Small Cap Growth Subaccount............         5.20               889.27           894.47        $145.63
                                                                                            ========        =======
  All Pro Small Cap Value Subaccount.............        12.90               526.21           539.11        $ 89.89
                                                                                            ========        =======
  Equity 500 Index Subaccount**..................           --             2,119.40         2,119.40        $314.36
                                                                                            ========        =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.......................           --               956.78           956.78        $270.08
                                                                                            ========        =======
  Growth Subaccount..............................           --             1,898.88         1,898.88        $330.94
                                                                                            ========        =======
  High Income Subaccount.........................           --                55.46            55.46        $123.26
                                                                                            ========        =======
  Overseas Subaccount............................        14.08               470.44           484.52        $165.29
                                                                                            ========        =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.......................           --               644.49           644.49        $194.13
                                                                                            ========        =======
  Investment Grade Bond Subaccount...............           --               241.30           241.30        $150.45
                                                                                            ========        =======
  Contrafund Subaccount..........................         8.82             2,238.56         2,247.38        $203.24
                                                                                            ========        =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount...............           --               337.00           337.00        $134.73
                                                                                            ========        =======
  Partners Subaccount............................           --               126.17           126.17        $ 99.22
                                                                                            ========        =======


---------------

**Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
  Subaccount.

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                        SURVIVOR OPTIONS PREMIER
                                                                                  2000
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount..............         7.71                 8.07            15.78        $126.79
                                                                                            ========        =======
  Van Eck Worldwide Hard Assets Subaccount.......           --               153.55           153.55        $116.20
                                                                                            ========        =======
  Van Eck Worldwide Emerging Markets
    Subaccount...................................           --               643.26           643.26        $ 75.04
                                                                                            ========        =======
  Van Eck Worldwide Real Estate Subaccount.......           --               206.22           206.22        $ 98.00
                                                                                            ========        =======
Alger American Fund:
  Alger American Small Capitalization
    Subaccount...................................           --               777.11           777.11        $121.02
                                                                                            ========        =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II..................           --               838.02           838.02        $ 83.71
                                                                                            ========        =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II.....................           --                49.18            49.18        $ 99.30
                                                                                            ========        =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                        SURVIVOR OPTIONS PREMIER
                                                                                  1999
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount..............................         --                    --               --              --
                                                                                             ======         =======
  Money Market Subaccount........................         --                357.35           357.35         $138.03
                                                                                             ======         =======
  Bond Subaccount................................         --                    --               --              --
                                                                                             ======         =======
  Managed Subaccount.............................         --                    --               --              --
                                                                                             ======         =======
  Aggressive Growth Subaccount...................         --                    --               --              --
                                                                                             ======         =======
  International Subaccount.......................         --                    --               --              --
                                                                                             ======         =======
  All Pro Large Cap Growth Subaccount............         --                  6.63             6.63         $145.90
                                                                                             ======         =======
  All Pro Large Cap Value Subaccount.............         --                  9.74             9.74         $ 99.22
                                                                                             ======         =======
  All Pro Small Cap Growth Subaccount............         --                  5.20             5.20         $185.96
                                                                                             ======         =======
  All Pro Small Cap Value Subaccount.............         --                 12.90            12.90         $ 74.92
                                                                                             ======         =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.......................         --                    --               --              --
                                                                                             ======         =======
  Growth Subaccount..............................         --                    --               --              --
                                                                                             ======         =======
  High Income Subaccount.........................         --                    --               --              --
                                                                                             ======         =======
  Overseas Subaccount............................         --                 14.08            14.08         $205.87
                                                                                             ======         =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.......................         --                    --               --              --
                                                                                             ======         =======
  Index 500 Subaccount...........................         --                    --               --              --
                                                                                             ======         =======
  Investment Grade Bond Subaccount...............         --                    --               --              --
                                                                                             ======         =======
  Contrafund Subaccount..........................         --                  8.82             8.82         $219.28
                                                                                             ======         =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount...............         --                    --               --              --
                                                                                             ======         =======
  Partners Subaccount............................         --                    --               --              --
                                                                                             ======         =======
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount..............         --                  7.71             7.71         $125.38
                                                                                             ======         =======
  Van Eck Worldwide Hard Assets Subaccount.......         --                    --               --              --
                                                                                             ======         =======
  Van Eck Worldwide Emerging Markets
    Subaccount...................................         --                    --               --              --
                                                                                             ======         =======
  Van Eck Worldwide Real Estate Subaccount.......         --                    --               --              --
                                                                                             ======         =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                        SURVIVOR OPTIONS PREMIER
                                                                                  1999
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Alger American Fund:
  Alger American Small Capitalization
    Subaccount...................................         --                    --               --              --
                                                                                             ======         =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II..................         --                    --               --              --
                                                                                             ======         =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II.....................         --                    --               --              --
                                                                                             ======         =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                         SURVIVOR OPTIONS ELITE
                                                                                  2000
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount..............................        12.65               232.36           245.01        $295.27
                                                                                            ========        =======
  Money Market Subaccount........................       512.55             5,979.44         6,491.99        $145.42
                                                                                            ========        =======
  Bond Subaccount................................        14.45               121.63           136.08        $177.07
                                                                                            ========        =======
  Managed Subaccount.............................        10.17                21.81            31.98        $250.75
                                                                                            ========        =======
  Aggressive Growth Subaccount...................         6.77               513.21           519.98        $348.44
                                                                                            ========        =======
  International Subaccount.......................        38.89               837.01           875.90        $220.92
                                                                                            ========        =======
  All Pro Large Cap Growth Subaccount............         1.68             1,530.30         1,531.98        $117.37
                                                                                            ========        =======
  All Pro Large Cap Value Subaccount.............         2.04               569.72           571.76        $100.22
                                                                                            ========        =======
  All Pro Small Cap Growth Subaccount............         1.25             2,099.26         2,100.51        $145.63
                                                                                            ========        =======
  All Pro Small Cap Value Subaccount.............       117.26               967.38         1,084.64        $ 89.89
                                                                                            ========        =======
  Equity 500 Index Subaccount**..................       218.81             3,865.15         4,083.96        $314.36
                                                                                            ========        =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.......................        27.14             1,873.31         1,900.45        $270.08
                                                                                            ========        =======
  Growth Subaccount..............................        32.22             3,566.93         3,599.15        $330.94
                                                                                            ========        =======
  High Income Subaccount.........................           --               556.93           556.93        $123.26
                                                                                            ========        =======
  Overseas Subaccount............................        43.51             2,686.83         2,730.34        $165.29
                                                                                            ========        =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.......................        11.60             2,235.11         2,246.71        $194.13
                                                                                            ========        =======
  Investment Grade Bond Subaccount...............        31.08               382.29           413.37        $150.45
                                                                                            ========        =======
  Contrafund Subaccount..........................        26.13             3,614.70         3,640.83        $203.24
                                                                                            ========        =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount...............       100.05               330.97           431.02        $134.73
                                                                                            ========        =======
  Partners Subaccount............................        69.00               264.05           333.05        $ 99.22
                                                                                            ========        =======


---------------

**Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
  Subaccount.

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                         SURVIVOR OPTIONS ELITE
                                                                                  2000
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount..............           --               129.77           129.77        $126.79
                                                                                            ========        =======
  Van Eck Worldwide Hard Assets Subaccount.......        40.77               603.11           643.88        $116.20
                                                                                            ========        =======
  Van Eck Worldwide Emerging Markets
    Subaccount...................................        35.25             1,723.77         1,759.02        $ 75.04
                                                                                            ========        =======
  Van Eck Worldwide Real Estate Subaccount.......        51.65               308.01           359.66        $ 98.00
                                                                                            ========        =======
Alger American Fund:
  Alger American Small Capitalization
    Subaccount...................................        15.54             1,980.24         1,995.78        $121.02
                                                                                            ========        =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II..................           --             1,640.01         1,640.01        $ 83.71
                                                                                            ========        =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II.....................           --               267.01           267.01        $ 99.30
                                                                                            ========        =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                         SURVIVOR OPTIONS ELITE
                                                                                  1999
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount..............................         --                 12.65            12.65         $271.14
                                                                                             ======         =======
  Money Market Subaccount........................         --                512.55           512.55         $138.03
                                                                                             ======         =======
  Bond Subaccount................................         --                 14.45            14.45         $162.75
                                                                                             ======         =======
  Managed Subaccount.............................         --                 10.17            10.17         $232.16
                                                                                             ======         =======
  Aggressive Growth Subaccount...................         --                  6.77             6.77         $253.74
                                                                                             ======         =======
  International Subaccount.......................         --                 38.89            38.89         $229.00
                                                                                             ======         =======
  All Pro Large Cap Growth Subaccount............         --                  1.68             1.68         $145.90
                                                                                             ======         =======
  All Pro Large Cap Value Subaccount.............         --                  2.04             2.04         $ 99.22
                                                                                             ======         =======
  All Pro Small Cap Growth Subaccount............         --                  1.25             1.25         $185.96
                                                                                             ======         =======
  All Pro Small Cap Value Subaccount.............         --                117.26           117.26         $ 74.92
                                                                                             ======         =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.......................         --                 27.14            27.14         $250.97
                                                                                             ======         =======
  Growth Subaccount..............................         --                 32.22            32.22         $374.55
                                                                                             ======         =======
  High Income Subaccount.........................         --                    --               --              --
                                                                                             ======         =======
  Overseas Subaccount............................         --                 43.51            43.51         $205.87
                                                                                             ======         =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.......................         --                 11.60            11.60         $203.59
                                                                                             ======         =======
  Index 500 Subaccount...........................         --                218.81           218.81         $348.85
                                                                                             ======         =======
  Investment Grade Bond Subaccount...............         --                 31.08            31.08         $136.28
                                                                                             ======         =======
  Contrafund Subaccount..........................         --                 26.13            26.13         $219.28
                                                                                             ======         =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount...............         --                100.05           100.05         $127.12
                                                                                             ======         =======
  Partners Subaccount............................         --                 69.00            69.00         $ 99.27
                                                                                             ======         =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


3. INVESTMENTS, CONTINUED




---------------------------------------------------------------------------------------------------------------------
                                                                         SURVIVOR OPTIONS ELITE
                                                                                  1999
---------------------------------------------------------------------------------------------------------------------
                                                                        NET (DECREASE)/
                                                      UNITS OWNED         INCREASE IN      UNITS OWNED    UNIT VALUE
                                                   BEGINNING OF YEAR      UNITS OWNED      END OF YEAR    END OF YEAR
---------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount..............         --                    --               --              --
                                                                                             ======         =======
  Van Eck Worldwide Hard Assets Subaccount.......         --                 40.77            40.77         $105.08
                                                                                             ======         =======
  Van Eck Worldwide Emerging Markets
    Subaccount...................................         --                 35.25            35.25         $130.05
                                                                                             ======         =======
  Van Eck Worldwide Real Estate Subaccount.......         --                 51.65            51.65         $ 83.17
                                                                                             ======         =======
Alger American Fund:
  Alger American Small Capitalization
    Subaccount...................................         --                 15.54            15.54         $167.47
                                                                                             ======         =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II..................         --                    --               --              --
                                                                                             ======         =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II.....................         --                    --               --              --
                                                                                             ======         =======

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account

of Provident Mutual Life Insurance Company

Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


4. RELATED PARTY TRANSACTIONS


Provident Mutual makes certain deductions from premiums before amounts are allocated to each Subaccount selected by the policyholder. The deductions may include (1) administrative charges, (2) state premium taxes, (3) premium processing charges, (4) premiums for supplementary benefits, (5) premiums for extra mortality risks, (6) sales charges, (7) premiums for optional benefits,
(8) a risk charge for the guaranteed minimum death benefit, and (9) Federal tax charges. Premiums adjusted for these deductions are recorded as net premiums in the statements of changes in net assets. See original policy documents for specific charges assessed.



In addition to the aforementioned charges, each Subaccount is charged for mortality and expense risks assumed by Provident Mutual. The annual rates charged to cover these risks range from 0.35% to 0.75% of the net assets held for the benefit of policyholders. For some policyholders, this may be increased on a prospective basis, but cannot exceed 0.90%.



Each Subaccount is also charged by Provident Mutual for the cost of insurance protection. For single premium policies, the charge is accrued daily and deducted annually from the amount invested. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured's attained age. Depending upon the type of policy, additional monthly deductions may be made for (1) administrative charges, (2) minimum death benefit charges, (3) first year policy charges and
(4) supplementary charges. See original policy documents for additional monthly charges. These charges are included in the statements of changes in net assets.


During any given policy year, the first four or twelve transfers (depending on the policy) by a policyholder of amounts in the Subaccounts are free of charge. A fee of $25 is assessed for each additional transfer.


The policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the policyholder will receive a refund equal to the policy account value plus reimbursements of certain deductions previously made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.



If a policy is surrendered within the first 9-15 policy years (depending on the policy), a contingent deferred sales load charge and/or contingent deferred administrative charge are assessed. These charges are recorded as administrative charges in the statements of changes in net assets.


For scheduled premium and single premium policies, Provident Mutual has agreed to make a daily adjustment to the net rate of return of the Growth, Money Market and Bond Subaccounts to offset completely all Market Street Fund, Inc. expenses charged to the portfolios in which the Subaccounts invest, except for (1) all brokers' commissions, (2) transfer taxes, investment advisory fees and other fees and expenses for services relating to purchases and sales of portfolio investments, and (3) income tax

--------------------------------------------------------------------------------

The Provident Mutual Variable Life Separate Account


of Provident Mutual Life Insurance Company


Notes to Financial Statements -- continued


--------------------------------------------------------------------------------


4. RELATED PARTY TRANSACTIONS, CONTINUED



liabilities. The total amounts reimbursed for the Growth, Money Market and Bond Subaccounts for the years ended December 31, 2000, 1999 and 1998 were as follows:



                                                                            MONEY
                                                              GROWTH        MARKET         BOND
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                            ----------    ----------    ----------
Year ending December 31,
     2000...............................................     $32,698        $1,754        $2,901
     1999...............................................     $ 8,226            --        $1,010
     1998...............................................     $ 4,864            --        $1,300


These amounts are shown as an operating expense reimbursement reducing total expenses in the statements of operations.


Provident Mutual makes a daily asset charge against the assets of the Zero Coupon Bond 2006 Series Subaccount. The charge is to reimburse Provident Mutual for the transaction charge paid directly by Provident Mutual to MLPFS on the sale of the Zero Coupon Trust units to the Zero Coupon Bond 2006 Series Subaccount. Provident Mutual pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of .25% of the average daily net assets of the Subaccount. This amount may be increased in the future, but in no event will it exceed an effective annual rate of .50%. The charge will be cost based (taking into account the loss of interest) with no anticipated element of profit for Provident Mutual.

                                PROVIDENT MUTUAL
                             LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

              REPORT ON AUDIT OF CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Provident Mutual Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial condition and related consolidated statements of operations, of equity and of cash flows present fairly, in all material respects, the financial position of Provident Mutual Life Insurance Company and Subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
February 2, 2001

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (DOLLARS IN THOUSANDS)

                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 2000          1999
                                                              ----------    ----------
ASSETS
Investments:
  Fixed maturities:
     Available for sale, at market (cost: 2000-$2,743,643;
      1999-$2,904,087)......................................  $2,610,988    $2,765,156
     Held to maturity, at amortized cost (market:
      2000-$268,295; 1999-$323,318).........................     261,399       323,753
  Equity securities, at market (cost: 2000-$18,549;
     1999-$19,050)..........................................      18,912        20,326
  Mortgage loans............................................     594,805       559,818
  Real estate...............................................      29,068        25,873
  Policy loans and premium notes............................     374,654       366,046
  Other invested assets.....................................      44,298        22,850
                                                              ----------    ----------
       Total investments....................................   3,934,124     4,083,822
                                                              ----------    ----------
Cash and cash equivalents...................................      64,872        60,253
Premiums due................................................      10,241        11,477
Investment income due and accrued...........................      70,984        74,629
Deferred policy acquisition costs...........................     899,709       850,689
Reinsurance recoverable.....................................     161,085       155,871
Separate account assets.....................................   3,899,996     3,891,828
Other assets................................................     122,456        93,375
                                                              ----------    ----------
       Total assets.........................................  $9,163,467    $9,221,944
                                                              ==========    ==========
LIABILITIES
Policy liabilities:
  Future policyholder benefits..............................  $3,858,533    $4,028,813
  Policyholder funds........................................     145,506       146,685
  Policyholder dividends payable............................      34,925        34,738
  Other policy obligations..................................      20,695        20,259
                                                              ----------    ----------
       Total policy liabilities.............................   4,059,659     4,230,495
                                                              ----------    ----------
Expenses payable............................................      21,337        28,763
Taxes payable...............................................       8,617         6,497
Federal income taxes payable:
  Current...................................................      32,201        32,239
  Deferred..................................................      45,498        26,679
Separate account liabilities................................   3,865,636     3,861,305
Other liabilities...........................................      76,839        85,022
                                                              ----------    ----------
       Total liabilities....................................   8,109,787     8,271,000
                                                              ----------    ----------
COMMITMENTS AND CONTINGENCIES -- NOTE 10
EQUITY
  Retained earnings.........................................   1,100,582       995,150
  Accumulated other comprehensive income:
     Net unrealized (depreciation) appreciation on
      securities............................................     (46,902)      (44,206)
                                                              ----------    ----------
       Total equity.........................................   1,053,680       950,944
                                                              ----------    ----------
       Total liabilities and equity.........................  $9,163,467    $9,221,944
                                                              ==========    ==========

          See accompanying notes to consolidated financial statements

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                                 YEARS ENDED DECEMBER 31,
                                                             --------------------------------
                                                               2000        1999        1998
                                                             --------    --------    --------
REVENUES
Policy and contract charges................................  $173,597    $156,463    $126,282
Premiums...................................................   189,913     197,454     206,376
Net investment income......................................   320,110     332,576     352,690
Other income...............................................    67,267      62,611      55,596
Net realized (losses) gains on investments.................    (2,889)     (2,037)      6,780
                                                             --------    --------    --------
  Total revenues...........................................   747,998     747,067     747,724
                                                             --------    --------    --------
BENEFITS AND EXPENSES
Policy and contract benefits...............................   228,321     224,797     226,802
Change in future policyholder benefits.....................    89,978     112,118     138,001
Operating expenses.........................................    72,583      75,567      82,290
Amortization of deferred policy acquisition costs..........    86,312      80,420      72,926
Policyholder dividends.....................................    68,529      67,595      65,648
Noninsurance commissions and expenses......................    47,359      44,951      35,649
                                                             --------    --------    --------
  Total benefits and expenses..............................   593,082     605,448     621,316
                                                             --------    --------    --------
     Income before income taxes............................   154,916     141,619     126,408
Income tax expense (benefit):
  Current..................................................    29,213      36,646      46,953
  Deferred.................................................    20,271      10,981      (8,085)
                                                             --------    --------    --------
     Total income tax expense..............................    49,484      47,627      38,868
                                                             --------    --------    --------
       Net income..........................................  $105,432    $ 93,992    $ 87,540
                                                             ========    ========    ========

          See accompanying notes to consolidated financial statements

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                             (DOLLARS IN THOUSANDS)

                                                                          NET
                                                                       UNREALIZED
                                                                      APPRECIATION
                                                        RETAINED     (DEPRECIATION)      TOTAL
                                                        EARNINGS     ON SECURITIES       EQUITY
                                                       ----------    --------------    ----------
Balance at January 1, 1998...........................  $  813,618       $ 30,664       $  844,282
                                                                                       ----------
  Comprehensive income
     Net income......................................      87,540             --           87,540
     Other comprehensive income, net of tax:
       Change in unrealized appreciation
          (depreciation) on securities...............          --          3,301            3,301
                                                                                       ----------
  Total comprehensive income.........................                                      90,841
                                                       ----------       --------       ----------
Balance at December 31, 1998.........................     901,158         33,965          935,123
                                                                                       ----------
  Comprehensive income
     Net income......................................      93,992             --           93,992
     Other comprehensive income, net of tax:
       Change in unrealized appreciation
          (depreciation) on securities...............          --        (78,171)         (78,171)
                                                                                       ----------
  Total comprehensive income.........................                                      15,821
                                                       ----------       --------       ----------
Balance at December 31, 1999.........................     995,150        (44,206)         950,944
                                                                                       ----------
  Comprehensive income
     Net income......................................     105,432             --          105,432
     Other comprehensive income, net of tax:
       Change in unrealized appreciation
          (depreciation) on securities...............          --         (2,696)          (2,696)
                                                                                       ----------
  Total comprehensive income.........................                                     102,736
                                                       ----------       --------       ----------
Balance at December 31, 2000.........................  $1,100,582       $(46,902)      $1,053,680
                                                       ==========       ========       ==========

          See accompanying notes to consolidated financial statements

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                     YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                                 2000          1999          1998
                                                              -----------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   105,432   $    93,992   $    87,540
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Interest credited to variable universal life and
    investment products.....................................       99,997       105,104       124,693
  Amortization of deferred policy acquisition costs.........       86,312        80,420        72,926
  Capitalization of deferred policy acquisition costs.......     (144,388)     (124,056)     (140,052)
  Deferred income taxes.....................................       20,271        10,981        (8,085)
  Net realized losses (gains) on investments................        2,889         2,037        (6,780)
  Change in reinsurance recoverable.........................       (5,214)       (3,040)      346,657
  Change in policy liabilities and other policyholders'
    funds of traditional life products......................      (76,925)      (57,179)     (342,412)
  Other, net................................................      (25,551)      (49,595)       10,664
                                                              -----------   -----------   -----------
    Net cash provided by operating activities...............       62,823        58,664       145,151
                                                              -----------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of investments:
  Available for sale securities.............................      296,332       190,329       302,781
  Held to maturity securities...............................        5,128            --         4,806
  Equity securities.........................................        2,174        12,860        27,543
  Real estate...............................................        2,186        17,988        27,740
  Other invested assets.....................................        6,128         6,052        25,080
Proceeds from maturities of investments:
  Available for sale securities.............................      279,616       332,182       348,101
  Held to maturity securities...............................       63,282        58,716        76,483
  Mortgage loans............................................       72,738       154,440       121,076
Purchases of investments:
  Available for sale securities.............................     (424,739)     (504,973)     (926,699)
  Held to maturity securities...............................       (6,293)       (1,083)      (23,624)
  Equity securities.........................................         (256)          (74)      (32,339)
  Mortgage loans............................................     (113,478)      (78,572)     (107,728)
  Real estate...............................................         (697)         (621)         (856)
  Other invested assets.....................................      (26,138)      (18,633)      (11,342)
Contributions of separate account seed money................       (2,536)       (1,774)      (20,826)
Withdrawals of separate account seed money..................           --            --         1,954
Policy loans and premium notes, net.........................       (8,608)       (3,665)       (3,711)
Additions to property and equipment.........................       (8,679)       (4,599)       (3,673)
                                                              -----------   -----------   -----------
    Net cash provided by (used in) investing activities.....      136,160       158,573      (195,234)
                                                              -----------   -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Variable universal life and investment product deposits.....      945,308       827,800     1,228,552
Variable universal life and investment product withdrawals
  and fees..................................................   (1,139,672)   (1,066,189)   (1,107,827)
                                                              -----------   -----------   -----------
    Net cash (used in) provided by financing activities.....     (194,364)     (238,389)      120,725
                                                              -----------   -----------   -----------
    Net change in cash and cash equivalents.................        4,619       (21,152)       70,642
Cash and cash equivalents, beginning of year................       60,253        81,405        10,763
                                                              -----------   -----------   -----------
Cash and cash equivalents, end of year......................  $    64,872   $    60,253   $    81,405
                                                              ===========   ===========   ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for income taxes..................  $    28,772   $    38,821   $    54,863
                                                              ===========   ===========   ===========
Foreclosure of mortgage loans...............................  $     7,050   $     5,394   $     8,848
                                                              ===========   ===========   ===========

          See accompanying notes to consolidated financial statements

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Provident Mutual Life Insurance Company (Provident Mutual) is organized as a mutual life insurance company.

Provident Mutual's wholly-owned subsidiaries are Providentmutual Life and Annuity Company of America (PLACA), Provident Mutual International Life Insurance Company (PMILIC) and Providentmutual Holding Company (PHC), and together with Provident Mutual, these are defined collectively as the "Company."

The Company sells individual variable and traditional life insurance products, individual and group annuity products and investment products. The Company also maintains a block of direct response-marketed life and health insurance products. The Company distributes its products through a variety of distribution channels, principally career agents, personal producing general agents and brokers. The Company is licensed to operate in 50 states, Puerto Rico and the District of Columbia, each of which has regulatory oversight. Sales in 17 states accounted for 84% of the Company's sales for the year ended December 31, 2000. For many of the life insurance and annuity products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, selected benefit elements and policy provisions are determined by statutes and regulations in each of these states.

PLACA specializes primarily in the development and sale of various annuity products and also sells certain variable and traditional life insurance products, also sold by Provident Mutual, through a personal producing general agency sales force.

PMILIC's business consists of life insurance assumed from Provident Mutual.

PHC is a downstream holding company with two major subsidiaries: Sigma American Corporation (Sigma) and 1717 Capital Management Company (1717CMC). Sigma is a general partner in a joint venture that provides investment advisory, mutual fund distribution, trust and administrative services to a group of mutual funds and other parties. 1717CMC is a full-service broker/dealer, operating on a fully disclosed basis, engaged in the distribution of investment company shares, general securities, and other securities and services. 1717CMC is the principal distributor of variable life insurance policies and variable annuity contracts issued by both Provident Mutual and PLACA.

BASIS OF PRESENTATION

The consolidated financial statements include the accounts of Provident Mutual and its wholly-owned subsidiaries. Intercompany transactions have been eliminated. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). Certain prior year amounts have been reclassified to conform with the current year presentation.

Various entities within the Company prepare financial statements for filing with regulatory authorities in conformity with the accounting practices prescribed or permitted by the Insurance Departments of the Commonwealth of Pennsylvania and the State of Delaware (SAP). Practices under SAP vary from GAAP primarily with respect to the deferral and subsequent amortization of policy acquisition costs, the valuation of policy reserves, the accounting for deferred taxes, the accrual of postretirement benefits, the inclusion of statutory asset valuation and interest maintenance reserves and the establishment of investment valuation allowances.

Statutory net income was $84.5 million, $82.1 million and $70.8 million for the years ended December 31, 2000, 1999 and 1998, respectively. Statutory surplus was $488.2 million and $434.2 million as of December 31, 2000 and 1999, respectively.

The preparation of the accompanying consolidated financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

The Company is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. Management believes it manages this risk through modeling of the cash flows under reasonable scenarios.

INVESTED ASSETS

Fixed maturity securities (bonds) which may be sold are designated as "available for sale" and are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred policy acquisition costs. Fixed maturity securities that the Company has the intent and ability to hold to maturity are designated as "held to maturity" and are reported at amortized cost.

Equity securities (common and preferred stocks) are reported at market value. Unrealized appreciation/ depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred policy acquisition costs.

Fixed maturity and equity securities that have experienced an other than temporary decline in value are written down to fair value by a charge to realized losses. This fair value becomes the new cost basis of the particular security.

Mortgage loans are carried at unpaid principal balances, less impairment reserves. For mortgage loans considered impaired, a specific reserve is established. A general reserve is also established for probable losses arising from the portfolio but not attributable to specific loans. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Upon impairment, a reserve is established for the difference between the unpaid principal of the mortgage loan and its fair value. Fair value is based on either the present value of expected future cash flows discounted at the mortgage loan's effective interest rate or the fair value of the underlying collateral. Changes in the reserve are credited (charged) to operations. Reserves totaled $8.1 million and $11.2 million at December 31, 2000 and 1999, respectively.

Policy loans are reported at unpaid principal balances.

Real estate occupied by the Company is carried at cost less accumulated depreciation. Foreclosed real estate is carried at the lower of cost or fair market value, less encumbrances. The straight line method of depreciation is used for real estate occupied by the Company.

Other invested assets consist primarily of real estate joint ventures carried on the equity basis and limited partnerships carried at the lower of cost or fair market value. The Company receives preferred returns and interest on loans/capital advances made to the real estate joint ventures.

Cash and cash equivalents include cash and all highly liquid investments with a maturity of three months or less when purchased.

It is the Company's policy to use derivatives (exchange-traded or over-the-counter financial instruments whose value is based upon or derived from a specific underlying index or commodity) for the purpose of reducing exposure to interest rate fluctuations, but not for income generation or speculative purposes. Derivatives utilized by the Company are long and short positions on United States Treasury notes and bond futures and certain interest rate swaps.

The net interest effect of futures transactions is settled on a daily basis. Cash paid or received is recorded daily, along with a receivable/payable, to settle the futures contract prior to the contract termination. The receivable/payable is carried until the contract is terminated and the remaining balance is included in either net investment income or realized gain or loss. Upon termination of a futures contract that is identified to a specific security, any gain or loss is deferred and amortized to net investment income over the expected remaining life of the hedged security. If the futures contract is not identified to a specific security, any gain or loss on termination is reported as a realized gain or loss.

Interest rate swaps are settled on the contract date. Cash paid or received is reported as an adjustment to net investment income.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities." This Statement requires that all derivatives be recorded at fair value in the statement of financial condition as either assets or liabilities. The accounting for changes in the fair value of a derivative depends on its intended use and its resulting designation. This Statement is effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of SFAS No. 133," which changed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company plans to adopt the provisions of SFAS No. 133 effective January 1, 2001. The Company has reviewed the provisions of SFAS No. 133 and has determined that its impact on the consolidated financial statements will not be material.

Effective January 1, 1999, the Company adopted Statement of Position (SOP) No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance for determining measurement and recognition of a liability or an asset for insurance-related assessments. The adoption of SOP 97-3 did not have a material effect on the results of operations or the financial position of the Company.

BENEFIT RESERVES AND POLICYHOLDER CONTRACT DEPOSITS

  Variable Life Insurance and Investment-Type Products

Variable life products include fixed premium variable life and flexible premium variable universal life. Investment-type products consist primarily of guaranteed investment contracts (GICs) and single premium and flexible premium annuity contracts.

Benefit reserves and policyholder contract deposits on these products are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

  Traditional Life Insurance Products

Traditional life insurance products include those contracts with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. Most traditional life insurance policies are participating. In addition to guaranteeing benefits, they pay dividends, as declared annually by the Company based on experience.

Reserves on traditional life insurance products are calculated by using the net level premium method. For participating traditional life insurance policies, reserve assumptions are based on mortality rates consistent with those underlying the cash values and investment rates consistent with the Company's dividend practices. For most such policies, reserves are based on the 1958 or 1980 Commissioners' Standard Ordinary (CSO) mortality tables at interest rates ranging from 3.5% to 4.5%.

PREMIUMS, CHARGES AND BENEFITS

  Traditional Life Insurance and Accident and Health Insurance Products

Premiums for individual life policies are recognized when due; premiums for accident and health and all other policies are reported as earned proportionately over their policy terms.

Benefit claims (including an estimated provision for claims incurred but not reported), benefit reserve changes, and expenses (except those deferred) are charged to income as incurred.

  Variable Life Insurance and Investment-Type Products

Revenues for variable life insurance and investment-type products consist of policy charges for the cost of insurance, policy initiation, administration and surrenders during the period. Premiums received and the accumulated value portion of benefits paid are excluded from the amounts reported in the consolidated statements of operations. Expenses include interest credited to policy account balances and benefit payments made in excess of policy account balances. Many of these policies are variable life or variable annuity policies, in which investment performance credited to the account balance is based on the investment performance of separate accounts chosen by the policyholder. For other policies, the account balances were credited at interest rates which ranged from 4.0% to 9.2%, in 2000.

  Deferred Policy Acquisition Costs

The costs that vary with and are directly related to the production of new business have been deferred to the extent deemed recoverable. Such costs include commissions and certain costs of underwriting, policy issue and marketing.

Deferred policy acquisition costs on traditional participating life insurance policies are amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined regularly, based on actual experience and current assumptions of mortality, persistency, expenses, and investment experience. The average investment yields, before realized capital gains and losses, in the calculation of expected gross margins were 8.0% for 2000, 8.0% for 1999 and 8.25% for 1998.

Deferred policy acquisition costs for variable life and investment-type products are amortized in relation to the incidence of expected gross profits, including realized investment gains and losses, over the expected lives of the policies.

Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of deferred policy acquisition costs of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the deferred acquisition cost asset that would result from the realization of unrealized gains and losses is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

CAPITAL GAINS AND LOSSES

Realized capital gains and losses on sales of investments are based upon specific identification of the investments sold. A realized capital loss is recorded at the time a decline in the value of an investment is determined to be other than temporary.

POLICYHOLDER DIVIDENDS

Annually, the Board of Directors declares the amount of dividends to be paid to participating policyholders in the following calendar year. Dividends are earned by the policyholders ratably over the policy year.

Dividends are included in the accompanying consolidated financial statements as a liability and as a charge to operations.

REINSURANCE

Premiums, benefits and expenses are recorded net of experience refunds, reserve adjustments and amounts assumed from or ceded to reinsurers, including commission and expense allowances.

SEPARATE ACCOUNTS

Separate account assets and liabilities reflect segregated funds administered and invested by the Company for the benefit of variable life insurance policyholders, variable annuity contractholders and several of the Company's retirement plans.

The contractholders/policyholders bear the investment risk on separate account assets except in instances where the Company guarantees a fixed return and on the Company's seed money. The separate account assets are carried at fair value.

For guaranteed contracts, the separate account assets and liabilities are carried at historical cost. The guaranteed contracts are maintained in a separate account for statutory purposes. Due to the guaranteed return, this separate account is included in the general account assets and liabilities for GAAP purposes.

FEDERAL INCOME TAXES

Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amounts of assets and liabilities in the accompanying consolidated financial statements and those in the Company's income tax returns.

2.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the fair values and carrying values of the Company's financial instruments at December 31, 2000 and 1999 (in millions):

                                             DECEMBER 31, 2000       DECEMBER 31, 1999
                                            --------------------    --------------------
                                              FAIR      CARRYING      FAIR      CARRYING
                                             VALUE       VALUE       VALUE       VALUE
                                            --------    --------    --------    --------
ASSETS
Fixed maturities:
  Available for sale......................  $2,611.0    $2,611.0    $2,765.2    $2,765.2
  Held to maturity........................    $268.3      $261.4      $323.3      $323.8
Equity securities.........................     $18.9       $18.9       $20.3       $20.3
Mortgage loans............................    $617.2      $594.8      $557.3      $559.8
LIABILITIES FOR INVESTMENT-TYPE INSURANCE
  CONTRACTS
Guaranteed interest contracts.............     $21.1       $21.0      $100.5      $100.6
Group annuities...........................  $1,730.2    $1,754.0    $1,718.8    $1,740.9
Supplementary contracts without life
  contingencies...........................     $28.4       $27.7       $28.3       $28.6
Individual annuities......................  $1,880.9    $1,923.1    $2,028.9    $2,085.1

The underlying investment risk of the Company's variable life and variable annuity contracts is assumed by the policyholder. These reserve liabilities are primarily reported in the separate accounts. The liabilities in the separate accounts are recorded at amounts equal to the related assets at fair value.

Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments." However, the estimated fair value and future cash flows of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The estimated fair value of all assets without a corresponding revaluation of all liabilities associated with insurance contracts can be misinterpreted.

The following notes summarize the major methods and assumptions used in estimating the fair values of financial instruments:

INVESTMENT SECURITIES

Bonds, common stocks and preferred stocks are valued based upon quoted market prices, where available. If quoted market prices are not available, as in the case of private placements, fair values are based on quoted market prices of comparable instruments (see Note 3).

MORTGAGE LOANS

Mortgage loans are valued using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as nonperforming, the fair value was set equal to the lesser of the unpaid principal balance or the market value of the underlying property.

POLICY LOANS

Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed rates, the interest rates range from 5% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. As a result, management deems it impractical to calculate the fair value of policy loans.

GUARANTEED INTEREST CONTRACTS

The fair value of GIC liabilities is based upon discounted future cash flows. Contract account balances are accumulated to the maturity dates at the guaranteed rate of interest. Accumulated values are discounted using interest rates for which liabilities with similar durations could be sold. The statement value and fair value of the assets backing up the guaranteed interest contract liabilities were $40.9 million and $41.1 million, respectively, at December 31, 2000 and $102.0 million and $101.9 million, respectively, at December 31, 1999.

GROUP ANNUITIES

The fair value of group annuities is primarily based upon termination value, which is calculated by applying contractual market value adjustments to the account balances. For those contracts not subject to market value adjustments at termination, book value represents fair value.

INDIVIDUAL ANNUITIES AND SUPPLEMENTARY CONTRACTS

The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

POLICYHOLDER DIVIDENDS AND ACCUMULATIONS

The policyholders' dividend and accumulation liabilities will ultimately be settled in cash, applied toward the payment of premiums, or left on deposit with the Company at interest. Management deems it impractical to calculate the fair value of these liabilities due to valuation difficulties involving the uncertainties of final settlement.

3.  MARKETABLE SECURITIES

The amortized cost, gross unrealized gains and losses and estimated fair value of investments in fixed maturity securities and equity securities as of December 31, 2000 and 1999 are as follows (in millions):

                                                                   DECEMBER 31, 2000
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
               AVAILABLE FOR SALE                    COST         GAINS         LOSSES        VALUE
               ------------------                  ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   20.0       $  .6         $   --      $   20.6
Obligations of states and political
  subdivisions...................................      32.0          .7             .2          32.5
Debt securities issued by foreign governments....       1.0          .1             --           1.1
Corporate securities.............................   2,447.4        41.0          177.0       2,311.4
Mortgage-backed securities.......................     243.2         5.2            3.0         245.4
                                                   --------       -----         ------      --------
  Subtotal -- fixed maturities...................   2,743.6        47.6          180.2       2,611.0
Equity securities................................      18.5         1.3             .9          18.9
                                                   --------       -----         ------      --------
  Total..........................................  $2,762.1       $48.9         $181.1      $2,629.9
                                                   ========       =====         ======      ========

                                                                   DECEMBER 31, 2000
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
                HELD TO MATURITY                     COST         GAINS         LOSSES        VALUE
                ----------------                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   13.0       $  .7         $   --      $   13.7
Obligations of states and political
  subdivisions...................................       5.9          .3             --           6.2
Debt securities issued by foreign governments....       5.6          .7             --           6.3
Corporate securities.............................     233.7         8.8            3.7         238.8
Mortgage-backed securities.......................       3.2          .1             --           3.3
                                                   --------       -----         ------      --------
  Total..........................................  $  261.4       $10.6         $  3.7      $  268.3
                                                   ========       =====         ======      ========

                                                                   DECEMBER 31, 1999
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
               AVAILABLE FOR SALE                    COST         GAINS         LOSSES        VALUE
               ------------------                  ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   46.9       $  .4         $   .7      $   46.6
Obligations of states and political
  subdivisions...................................      41.6          .6             .5          41.7
Debt securities issued by foreign governments....       1.0          --             --           1.0
Corporate securities.............................   2,556.7        20.8          151.4       2,426.1
Mortgage-backed securities.......................     257.9         2.1           10.2         249.8
                                                   --------       -----         ------      --------
  Subtotal -- fixed maturities...................   2,904.1        23.9          162.8       2,765.2
Equity securities................................      19.0         2.6            1.3          20.3
                                                   --------       -----         ------      --------
  Total..........................................  $2,923.1       $26.5         $164.1      $2,785.5
                                                   ========       =====         ======      ========

                                                                   DECEMBER 31, 1999
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
                HELD TO MATURITY                     COST         GAINS         LOSSES        VALUE
                ----------------                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   13.4       $  .3         $   --      $   13.7
Obligations of states and political
  subdivisions...................................       6.4          .2             .2           6.4
Debt securities issued by foreign governments....       6.0          .2             --           6.2
Corporate securities.............................     294.5         5.3            6.3         293.5
Mortgage-backed securities.......................       3.5          --             --           3.5
                                                   --------       -----         ------      --------
  Total..........................................  $  323.8       $ 6.0         $  6.5      $  323.3
                                                   ========       =====         ======      ========

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2000, by contractual maturity, are as follows (in millions):

                                                              AMORTIZED    ESTIMATED
                     AVAILABLE FOR SALE                         COST       FAIR VALUE
                     ------------------                       ---------    ----------
Due in one year or less.....................................  $  110.8      $  107.0
Due after one year through five years.......................     812.7         807.8
Due after five years through ten years......................     615.2         589.3
Due after ten years.........................................   1,204.9       1,106.9
                                                              --------      --------
  Total.....................................................  $2,743.6      $2,611.0
                                                              ========      ========

                                                              AMORTIZED    ESTIMATED
                      HELD TO MATURITY                          COST       FAIR VALUE
                      ----------------                        ---------    ----------
Due in one year or less.....................................   $ 10.7        $ 10.7
Due after one year through five years.......................     95.4          97.0
Due after five years through ten years......................     81.8          85.6
Due after ten years.........................................     73.5          75.0
                                                               ------        ------
  Total.....................................................   $261.4        $268.3
                                                               ======        ======

Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are included based on their contractual maturity.

Realized gains (losses) on investments for the years ended December 31, 2000, 1999 and 1998 are summarized as follows (in millions):

                                                              2000     1999     1998
                                                              -----    -----    -----
Fixed maturities............................................  $(2.7)   $(9.0)   $(9.2)
Equity securities...........................................    1.4      1.5      2.8
Mortgage loans..............................................   (1.4)      --       .7
Real estate.................................................   (1.8)     (.6)     6.6
Other invested assets.......................................    1.6      6.1      8.9
Other assets................................................     --       --     (3.0)
                                                              -----    -----    -----
  Total.....................................................  $(2.9)   $(2.0)   $ 6.8
                                                              =====    =====    =====

During 2000, the Company sold a held to maturity security with an amortized cost of $5.0 million, resulting in a realized gain of $.1 million. During 1998, the Company sold held to maturity securities with an amortized cost of $5.6 million, resulting in a realized loss of $.8 million. The securities were sold in response to significant deterioration in the creditworthiness of the issuers.

Net unrealized (depreciation) appreciation on available for sale securities as of December 31, 2000 and 1999 is summarized as follows (in millions):

                                                               2000       1999
                                                              -------    -------
Net unrealized (depreciation) appreciation before
  adjustments for the following:............................  $(132.2)   $(137.6)
  Amortization of deferred policy acquisition costs.........     60.1       69.6
  Deferred Federal income taxes.............................     25.2       23.8
                                                              -------    -------
Net unrealized (depreciation) appreciation..................  $ (46.9)   $ (44.2)
                                                              =======    =======

Net investment income, by type of investment, is as follows for the years ending December 31, 2000, 1999 and 1998 (in millions):

                                                            2000      1999      1998
                                                           ------    ------    ------
Gross investment income:
Fixed maturities:
  Available for sale.....................................  $219.7    $222.9    $225.2
  Held to maturity.......................................    21.8      30.6      34.4
Equity securities........................................      .3        .2        .5
Mortgage loans...........................................    50.2      53.9      59.1
Real estate..............................................     4.3       5.3       6.6
Policy loans.............................................    24.7      23.9      24.2
Other invested assets....................................    12.1       7.3      15.3
Cash and cash equivalents................................     2.4       2.3       3.3
Other, net...............................................      .3        .1        --
                                                           ------    ------    ------
                                                            335.8     346.5     368.6
Less investment expenses.................................   (15.7)    (13.9)    (15.9)
                                                           ------    ------    ------
Net investment income....................................  $320.1    $332.6    $352.7
                                                           ======    ======    ======

The Company's portfolio includes an available for sale note carried at $38.2 million acquired in 1998, prior to the effective date of EITF 98-15. Income of $3.7 million, $3.7 million and $2.1 million was earned on this note during 2000, 1999 and 1998, respectively. Had the provisions of EITF 98-15 been applicable, the related loss of $10.6 million recorded in 1998 would have been reversed and income recognized would have been $2.4 million, $2.4 million and $1.5 million during 2000, 1999 and 1998, respectively. Interest earned over the lives of the notes would be $8.7 million less had the note been accounted for under EITF 98-15.

4.  MORTGAGE LOANS

The carrying value of impaired loans was $3.1 million and $14.2 million, which are net of reserves of $.3 million and $3.2 million as of December 31, 2000 and 1999, respectively.

A reconciliation of the reserve balance, including general reserves, for mortgage loans for 2000 and 1999 is as follows (in millions):

                                                                2000     1999
                                                                -----    -----
Balance at January 1........................................    $11.2    $10.7
Provision, net of recoveries................................     (2.6)      .5
Releases due to foreclosure.................................      (.5)      --
                                                                -----    -----
Balance at December 31......................................    $ 8.1    $11.2
                                                                =====    =====

The average recorded investment in impaired loans was $8.7 million and $27.8 million during 2000 and 1999, respectively. Interest income recognized on impaired loans during 2000, 1999 and 1998 was $.3 million, $1.7 million and $3.9 million, respectively. All interest income on impaired loans was recognized on the cash basis.

5.  REAL ESTATE

Real estate holdings are as follows at December 31, 2000 and 1999 (in millions):

                                                              2000     1999
                                                              -----    -----
Occupied by the Company.....................................  $17.9    $19.2
Foreclosed..................................................   11.1      7.8
                                                              -----    -----
Total.......................................................  $29.0    $27.0
                                                              =====    =====

Depreciation expense was $.6 million, $1.0 million and $1.8 million for the years ended December 31, 2000, 1999 and 1998, respectively. Accumulated depreciation for real estate totaled $5.0 million and $4.5 million at December 31, 2000 and 1999, respectively. Permanent impairment writedowns were $1.8 million, $.9 million and $.5 million for the years ended December 31, 2000, 1999 and 1998, respectively.

In December 1999, a real estate property occupied by the Company with a carrying value of $12.3 million was sold, resulting in a gain of $.3 million.

6.  DEFERRED POLICY ACQUISITION COSTS

A reconciliation of the deferred policy acquisition cost (DAC) asset for 2000, 1999 and 1998 is as follows (in millions):

                                                            2000      1999      1998
                                                           ------    ------    ------
Balance at January 1,....................................  $850.7    $705.2    $629.6
Expenses deferred........................................   144.4     124.1     140.1
Amortization of DAC......................................   (86.3)    (80.4)    (72.9)
Effect on DAC from unrealized (gains) losses.............    (9.1)    101.8       8.4
                                                           ------    ------    ------
Balance at December 31,..................................  $899.7    $850.7    $705.2
                                                           ======    ======    ======

7.  BENEFIT PLANS

The Company maintains a qualified defined benefit pension plan and several nonqualified defined benefit, supplemental executive retirement, excess benefit and deferred compensation plans. In addition, the Company maintains other postretirement benefit plans which include medical benefits for retirees and their spouses (and Medicare part B reimbursement for certain retirees) and retiree life insurance.

The following tables present a reconciliation of the changes in the plans' benefit obligations and fair value of assets for the years ended December 31, 2000 and 1999, as well as the funded status as of December 31, 2000 and 1999 (in millions):

                                                  PENSION BENEFITS     OTHER BENEFITS
                                                  ----------------    ----------------
                                                   2000      1999      2000      1999
                                                  ------    ------    ------    ------
CHANGE IN BENEFIT OBLIGATION
Net benefit obligation at beginning of year.....  $ 98.4    $116.7    $ 24.5    $ 28.4
Service cost....................................     3.4       3.7        .3        .3
Interest cost...................................     7.4       7.7       1.9       1.9
Plan participants' contributions................      --        --        .2        .4
Plan amendments.................................      --       1.4        --        --
Actuarial (gain) loss...........................    (1.0)      4.0        .8      (4.2)
Settlements.....................................      --     (13.4)       --        --
Gross benefits paid.............................   (11.9)    (21.7)     (2.7)     (2.3)
                                                  ------    ------    ------    ------
Net benefit obligation at end of year...........    96.3      98.4      25.0      24.5
                                                  ------    ------    ------    ------
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of
  year..........................................   191.0     182.4        --        --
Actual return on plan assets....................    (3.1)     26.6        --        --
Employer contributions..........................      --        --       2.5       1.4
Plan participants' contributions................      --        --        .2        --
401(h) transfer.................................      --      (1.4)       --        --
Gross benefits paid.............................    (9.5)    (16.6)     (2.7)     (1.4)
                                                  ------    ------    ------    ------
Fair value of plan assets at end of year........   178.4     191.0        --        --
                                                  ------    ------    ------    ------
Funded status...................................    82.1      92.6     (25.0)    (24.5)
Unrecognized actuarial gain.....................   (31.3)    (53.9)    (18.1)    (20.0)
Unrecognized prior service cost.................     4.5       4.9       5.7       6.1
Unrecognized net transition asset...............   (10.1)    (11.7)       --        --
                                                  ------    ------    ------    ------
NET AMOUNT RECOGNIZED...........................  $ 45.2    $ 31.9    $(37.4)   $(38.4)
                                                  ======    ======    ======    ======

The following table presents the amounts recognized in the consolidated statements of financial condition as of December 31, 2000 and 1999 (in millions):

                                                  PENSION BENEFITS     OTHER BENEFITS
                                                  ----------------    ----------------
                                                   2000      1999      2000      1999
                                                  ------    ------    ------    ------
Prepaid benefit cost............................  $ 55.7    $ 42.6    $   --    $   --
Accrued benefit liability.......................   (10.5)    (10.7)    (37.4)    (38.4)
Additional minimum liability....................     (.6)      (.8)       --        --
Intangible asset................................      .6        .8        --        --
                                                  ------    ------    ------    ------
NET AMOUNT RECOGNIZED...........................  $ 45.2    $ 31.9    $(37.4)   $(38.4)
                                                  ======    ======    ======    ======

The components of net periodic benefit (income) cost for the years ended December 31, 2000, 1999 and 1998 are as follows (in millions):

                                                 PENSION BENEFITS          OTHER BENEFITS
                                             ------------------------   --------------------
                                              2000     1999     1998    2000    1999    1998
                                             ------   ------   ------   -----   -----   ----
Service cost...............................  $  3.4   $  4.3   $  4.5   $  .3   $  .3   $ .5
Interest cost..............................     7.3      7.6      7.8     1.9     1.9    1.9
Expected return on assets..................   (16.8)   (16.1)   (14.6)     --      --     --
Amortization of:
  Transition asset.........................    (1.6)    (1.9)    (1.9)     --      --     --
  Prior service cost.......................      .4       .3       .3      .4      .4     .4
  Actuarial gain...........................    (3.7)    (3.3)     (.9)   (1.1)   (1.1)   (.9)
Settlement credit..........................      --     (5.8)      --      --      --     --
                                             ------   ------   ------   -----   -----   ----
NET PERIODIC BENEFIT (INCOME) COST.........  $(11.0)  $(14.9)  $ (4.8)  $ 1.5   $ 1.5   $1.9
                                             ======   ======   ======   =====   =====   ====

During 1999, in certain of the Company's defined benefit plans, lump-sum cash payments elected by employees exceeded the sum of the periodic service cost and interest cost of the related plans. The lump-sum amounts are reflected as "settlements" in the change in benefit obligation table above. Because of this circumstance, the Company amortized additional amounts of the unrecognized actuarial gains and the unamortized transition asset, in accordance with SFAS 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits." Pretax income of $5.8 million resulted from additional amortization and is reflected as a "settlement credit" in the pension benefits table above.

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $13.4 million, $9.7 million, and $0, respectively, at December 31, 2000, and were $14.3 million, $10.4 million, and $0, respectively, at December 31, 1999.

Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plan. A 1% change in assumed health care cost trend rates would have the following effects (in millions):

                                                              1% INCREASE    1% DECREASE
                                                              -----------    -----------
Effect on total of service and interest cost components of
  net periodic postretirement benefit cost..................     $ .1           $ (.1)
Effect on the health care component of the accumulated
  postretirement benefit obligation.........................     $1.1           $(1.0)

The following weighted-average assumptions were used in the measurement of the Company's benefit obligations as of December 31, 2000 and 1999:

                                                       PENSION BENEFITS      OTHER BENEFITS
                                                       -----------------     ---------------
                                                        2000       1999      2000      1999
                                                       ------     ------     -----     -----
Discount rate........................................   7.50%      7.75%     7.50%     7.75%
Expected return on plan assets.......................   9.00%      9.00%      N/A       N/A
Rate of compensation increase........................   4.50%      4.75%     4.50%     4.75%

Effective July 1, 1999, the Company increased its discount rate to 7.50% from 6.75% at January 1, 1999. Effective December 31, 1999, the Company increased its discount rate to 7.75%. Effective December 31, 2000, the Company decreased its discount rate to 7.50%.

A 5.5% annual rate of increase in the cost of covered health care benefits was assumed for 2000, decreasing to 5.1% for all future years.

In January 1991, the Company established a retiree health account under the provisions of Section 401(h) of the Internal Revenue Code. In 1999 and 1998, the Company transferred $1.4 million and $1.7 million of excess assets from the defined benefit pension plan to pay for 1999 and 1998 qualified retiree health benefits, respectively.

The Company also provides funded noncontributory defined contribution plans that cover substantially all of its agents and a contributory defined contribution plan qualified under section 401(k) of the Internal Revenue Code. The pension cost of the defined contribution plans was $4.6 million, $3.5 million, and $3.4 million for the years ended December 31, 2000, 1999 and 1998, respectively.

8.  FEDERAL INCOME TAXES

The Company files a consolidated Federal income tax return with its life insurance and non-insurance subsidiaries. The life companies' tax provisions include an equity tax.

The provision for Federal income taxes from operations differs from the normal relationship of Federal income tax to pretax income as follows (in millions):

                                                             YEAR ENDED DECEMBER 31,
                                                             ------------------------
                                                             2000      1999     1998
                                                             -----    ------    -----
Federal income tax at statutory rate.......................  $54.2    $ 49.6    $44.2
  Current year equity tax..................................    6.0       9.0      6.3
  True down of prior years' equity tax.....................   (6.1)    (10.0)    (7.0)
  Tax settlement...........................................     --        --     (4.7)
  Dividend received deduction..............................   (3.7)       --       --
  Other....................................................    (.9)     (1.0)      .1
                                                             -----    ------    -----
Provision for Federal income tax from operations...........  $49.5    $ 47.6    $38.9
                                                             =====    ======    =====

In 1998, the Company settled certain open tax years with the IRS, which resulted in the reduction of income tax expense by $4.7 million.

Deferred income tax assets and liabilities reflect the income tax effects of cumulative temporary differences between the reported values of assets and liabilities for financial statement purposes and income tax return purposes. Components of the Company's net deferred income tax liability are as follows at December 31, 2000 and 1999 (in millions):

                                                               2000      1999
                                                              ------    ------
DEFERRED TAX LIABILITY
Deferred policy acquisition costs...........................  $237.5    $223.7
Prepaid pension asset.......................................    19.8      15.3
                                                              ------    ------
  Total deferred tax liability..............................   257.3     239.0
                                                              ------    ------
DEFERRED TAX ASSET
Reserves....................................................   145.3     145.1
Net unrealized loss on available for sale securities........    25.3      23.8
Employee benefit accruals...................................    17.5      19.0
Invested assets.............................................     4.5       7.4
Policyholder dividends......................................     8.7       8.7
Other.......................................................    10.5       8.3
                                                              ------    ------
  Total deferred tax asset..................................   211.8     212.3
                                                              ------    ------
Net deferred tax liability..................................  $ 45.5    $ 26.7
                                                              ======    ======

The Company's Federal income tax returns have been audited through 1995. All years through 1985 are closed. Years 1986 through 1995 have been audited and are closed with the exception of several issues for which claims for refund have been filed. Years 1996 and subsequent remain open. In the opinion of management, adequate provision has been made for the possible effect of potential assessments related to prior years' taxes.

9.  REINSURANCE

In the normal course of business, the Company assumes risks from and cedes certain parts of its risks to other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures. For life insurance, the Company retains no more than $1.5 million on any single life.

Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.

On January 1, 1998, the Company terminated its reinsurance agreement with Metropolitan Life Insurance Company (Metropolitan). Prior to 1998, the Company had ceded 65 percent of the premiums and reserves related to its single premium deferred annuity (SPDA) product to Metropolitan. The Company recaptured $352.7 million in reserves and received cash totaling $343.7 million.

The tables below highlight the amounts shown in the accompanying consolidated financial statements which are net of reinsurance activity (in millions):

                                                             CEDED TO      ASSUMED
                                                  GROSS        OTHER      FROM OTHER       NET
                                                 AMOUNT      COMPANIES    COMPANIES      AMOUNT
                                                ---------    ---------    ----------    ---------
DECEMBER 31, 2000:
Life insurance in force.......................  $46,773.3    $12,377.4      $106.6      $34,502.5
                                                =========    =========      ======      =========
Premiums......................................  $   203.3    $    13.9      $   .5      $   189.9
                                                =========    =========      ======      =========
Future policyholder benefits..................  $ 3,858.5    $   161.1      $  2.1      $ 3,699.5
                                                =========    =========      ======      =========
DECEMBER 31, 1999:
Life insurance in force.......................  $42,853.8    $ 9,866.6      $137.5      $33,124.7
                                                =========    =========      ======      =========
Premiums......................................  $   209.5    $    12.7      $   .7      $   197.5
                                                =========    =========      ======      =========
Future policyholder benefits..................  $ 4,028.8    $   155.9      $  2.7      $ 3,875.6
                                                =========    =========      ======      =========
DECEMBER 31, 1998:
Life insurance in force.......................  $40,139.8    $ 8,550.4      $167.4      $31,756.8
                                                =========    =========      ======      =========
Premiums......................................  $   217.1    $    14.2      $  3.5      $   206.4
                                                =========    =========      ======      =========
Future policyholder benefits..................  $ 4,243.1    $   152.8      $  3.1      $ 4,093.4
                                                =========    =========      ======      =========

10.  COMMITMENTS AND CONTINGENCIES

LEASES

The Company leases office space, data processing equipment and certain other furniture and equipment under operating leases expiring on various dates between 2001 and 2009. Most of the leases contain renewal and purchase options based on prevailing fair market values.

Future minimum rental payments required and related sublease rentals receivable under non-cancelable operating leases in effect at December 31, 2000, and which have initial or remaining terms of one year or more, are summarized as follows (in millions):

                                                                           SUBLEASE
                                                               RENTAL      RENTALS
YEAR ENDING DECEMBER 31:                                      PAYMENTS    RECEIVABLE
------------------------                                      --------    ----------
2001........................................................   $12.5         $.4
2002........................................................    10.7          .1
2003........................................................     8.7          .1
2004........................................................     6.4          --
2005........................................................     4.7          --
Thereafter..................................................    14.6          --
                                                               -----         ---
  Total.....................................................   $57.6         $.6
                                                               =====         ===

Total related rent expense was $12.8 million, $11.2 million and $13.6 million in 2000, 1999 and 1998, respectively, which was net of sublease income of $.9 million, $.5 million and $2.6 million in 2000, 1999 and 1998, respectively.

During 1998, the Company recorded a charge to income in the amount of $3.0 million for the termination of a lease obligation for furniture and equipment.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include investment commitments related to its interests in real estate and mortgage loans, financial guarantees of indebtedness, marketable securities lending and interest rate futures contracts. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

At December 31, 2000, the Company had outstanding mortgage loan, real estate and limited partnership commitments of approximately $40.4 million. The mortgage loan commitments, which expire through April 2001, totaled $11.7 million and were issued during 2000 at interest rates consistent with rates applicable on December 31, 2000. As a result, the fair value of these commitments approximates the face amount.

Derivatives are used for hedging existing bonds (including cash reserves) against adverse price or interest rate movements and for fixing liability costs at the time of product sales. The Company had no hedge activity in 2000 and 1999. The Company closed out hedge positions consisting of 939 treasury futures contracts with a dollar value of $108.8 million in 1998. The approximate net gains generated from the hedge positions were $.1 million for the year ended December 31, 1998. There were no open hedge positions at December 31, 2000 or 1999.

The Company uses interest rate swaps to synthetically convert a floating rate bond into a fixed rate bond and thereby match fixed rate liabilities. The Company had no swaps outstanding as of December 31, 2000 or 1999.

Periodically, the Company enters securities lending agreements to earn additional investment income on its securities. The borrower must provide cash collateral prior to or at the inception of the loan. For bonds, cash collateral totaling 105% of market value plus accrued interest is required. For equities, cash collateral totaling 105% of market value is required. There were no securities lending positions at December 31, 2000 and 1999.

INVESTMENT PORTFOLIO CREDIT RISK

  Bonds

The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 2000 and 1999, approximately $276.0 million and $266.6 million, respectively, in debt security investments (9.2% and 8.3%, respectively, of the total debt security portfolio) were considered "below investment grade." During 1999, the Company increased its allocation of assets to "below investment grade" securities. Securities are classified as "below investment grade" primarily by utilizing rating criteria established by independent bond rating agencies.

Debt security investments with a carrying value at December 31, 2000 of $15.1 million were non-income producing for the year ended December 31, 2000.

The Company had debt security investments in the financial services industry at both December 31, 2000 and 1999 that exceeded 5% of total assets.

  Mortgage Loans

The Company originates mortgage loans either directly or through mortgage correspondents and brokers throughout the country. Loans are primarily related to underlying real property investments in office and apartment buildings and retail/commercial and industrial facilities. Mortgage loans are collateralized by the related properties and such collateral generally approximates a minimum 133% of the original loan value at the time the loan is made.

There was one mortgage loan totaling $.9 million and one mortgage loan totaling $.1 million in which payments on principal and/or interest were over 90 days past due as of December 31, 2000 and 1999, respectively.

The Company had no loans outstanding in any state where principal balances in the aggregate exceeded 20% of the Company's equity.

LINES OF CREDIT

The Company has approximately $50 million of available and unused lines of credit at December 31, 2000.

LITIGATION AND UNASSERTED CLAIMS

On January 22, 2001, the Court of Common Pleas, Philadelphia, Pennsylvania, held a hearing on the fairness, reasonableness and adequacy of the proposed settlement relating to the sales practices class action. The settlement was approved by the Court by order dated January 29, 2001. The Company believes that it had previously recorded an adequate provision for the cost of the settlement.

Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, these assessments will not have a material adverse effect on the consolidated financial statements.

Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes will not have a material adverse effect on the Company's financial position or its results of operations.

11.  COMPREHENSIVE INCOME

The components of other comprehensive income are as follows (in millions):

                                                      BEFORE        TAX
                                                        TAX      (EXPENSE)    NET OF TAX
                                                      AMOUNT      BENEFIT       AMOUNT
                                                      -------    ---------    ----------
YEAR ENDED DECEMBER 31, 2000:
Unrealized appreciation (depreciation) on
  securities........................................  $  (7.1)     $ 2.5        $ (4.6)
Less: reclassification adjustment for losses
  realized in net income............................      2.9       (1.0)          1.9
                                                      -------      -----        ------
Net change in unrealized appreciation (depreciation)
  on securities.....................................  $  (4.2)     $ 1.5        $ (2.7)
                                                      =======      =====        ======
YEAR ENDED DECEMBER 31, 1999:
Unrealized appreciation (depreciation) on
  securities........................................  $(122.3)     $42.8        $(79.5)
Less: reclassification adjustment for losses
  realized in net income............................      2.0        (.7)          1.3
                                                      -------      -----        ------
Net change in unrealized appreciation (depreciation)
  on securities.....................................  $(120.3)     $42.1        $(78.2)
                                                      =======      =====        ======
YEAR ENDED DECEMBER 31, 1998:
Unrealized appreciation (depreciation) on
  securities........................................  $  11.9      $(4.2)       $  7.7
Less: reclassification adjustment for gains realized
  in net income.....................................     (6.8)       2.4          (4.4)
                                                      -------      -----        ------
Net change in unrealized appreciation (depreciation)
  on securities.....................................  $   5.1      $(1.8)       $  3.3
                                                      =======      =====        ======

                                    PART II

                               OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Article VIII of PMLIC's By-Laws provides, in part:

          To the fullest extent permitted by law, the Company shall indemnify any present, former or future Director, officer, or employee of the Company or any person who may serve or has served at its request as officer or Director of another corporation of which the Company is a creditor or stockholder, against the reasonable expenses, including attorney's fees, necessarily incurred in connection with the defense of any action, suit or other proceeding to which any of them is made a party because of service as Director, officer or employee of the Company or such other corporation, or in connection with any appeal therein, and against any amounts paid by such Director, officer or employee in settlement of, or in satisfaction of a judgement or fine in, any such action or proceeding, except expenses incurred in defense of or amounts paid in connection with any action, suit or other proceeding in which such director, officer or employee shall be adjudged to be liable for negligence or misconduct in the performance of his duty.

Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        REPRESENTATION OF REASONABLENESS

Provident Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Provident Mutual Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

          The facing sheet.


          The Prospectus consisting of 192 pages.


          The undertaking to file reports.

          Rule 484 undertaking.

          Representations pursuant to Rule 6e-3(T)

          The signatures.

The following exhibits:

                                 EXHIBIT INDEX

  EXHIBITS
  --------
 1.A.1.a.       Resolution adopted by the Board of Directors of Provident
                Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account,
                Provident Mutual Variable Money Market Separate Account,
                Provident Mutual Variable Bond Separate Account, Provident
                Mutual Variable Managed Separate Account, and Provident
                Mutual Variable Zero Coupon Bond Separate Account(1)
 1.A.1.b.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable Aggressive Growth Separate Account(1)
 1.A.1.c.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable International Separate Account(1)
 1.A.1.d.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable Separate Account(1)
 1.A.1.e.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company Approving Creation of additional
                Subaccounts of Provident Mutual Variable Separate Account(1)
 1.A.1.f.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company Approving Creation of additional
                Subaccounts of Provident Mutual Variable Separate Account(1)
 1.A.1.g.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company Approving Creation of Additional
                Subaccounts of Provident Mutual Variable Life Separate
                Account(3)
 1.A.1.h.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company Approving Reorganization of the
                Provident Mutual Variable Growth Separate Account, Provident
                Mutual Variable Money Market Separate Account, Provident
                Mutual Variable Bond Separate Account, Provident Mutual
                Variable Zero Coupon Bond Separate Account, Provident Mutual
                Variable Aggressive Growth Separate Account, Provident
                Mutual Variable International Separate Account, Provident
                Mutual Variable Separate Account(3)
 1.A.2.         None
 1.A.3.a.i.     Underwriting Agreement(1)
 1.A.3.a.ii.    Amendment to Underwriting Agreement(1)
 1.A.3.a.iii.   Amendment to Underwriting Agreement(1)
 1.A.3.a.iv.    Amendment to Underwriting Agreement(1)
 1.A.3.a.vi.    Amendment to Underwriting Agreement(1)
 1.A.3.b.i.     PPGA's Agreement and Supplements(1)
 1.A.3.b.ii.    PPA's Agreement and Supplements(1)
 1.A.3.b.iii.   PGA's Agreement and Supplements(1)
 1.A.3.b.iv.    Special Agent's Career Agreement and Supplement(1)

  EXHIBITS
  --------
 1.A.3.b.v.     Special Agent's Agreement(1)
 1.A.3.b.vi.    Corporate Agent's Agreement and Supplement(1)
 1.A.3.c.i.     PPGA Commission Schedules(1)
 1.A.3.c.ii.    PPA Commission Schedules(1)
 1.A.3.c.iii.   PGA Commission Schedules(1)
 1.A.3.c.iv.    Commission Schedules for Variable Life Insurance Products
                for Agents under Special Career Agent's Career Agreement(1)
 1.A.3.c.v.     Commission Schedules for Variable Life Insurance Products
                for Agents under Special Agent's Agreement(1)
 1.A.3.c.vi.    Commission Schedules for Variable Life Insurance Products
                for Corporate Agents with Special Agent's Career
                Agreement(1)
 1.A.3.d.       Form of Selling Agreement between 1717 Capital Management
                Company and Broker/Dealers(1)
 1.A.4.         None
 1.A.5.         Individual Flexible Premium Adjustable Variable Life
                Insurance Policy Forms (C126, C126A, C127, C127A & C128)(2)
 1.A.5.a.       Children's Term Rider (C306)(2)
 1.A.5.b.       Convertible Term Life Rider (C308)(2)
 1.A.5.c.       Extension of Final Policy Date Rider (C822)(2)
 1.A.5.d.       Qualify as part of Section 403(b) Rider (C827)(2)
 1.A.5.e.       Change of Insured Rider (C901)(2)
 1.A.5.f.       Disability Waiver Benefit Rider (C902)(2)
 1.A.5.g.       Disability Waiver of Premium Rider (C903)(2)
 1.A.5.h.       Accelerated Death Benefit Rider (C/D904)(1)
 1.A.5.i.       Form of Illustration of Death Benefits, Policy Account
                Values and Net Cash Surrender Values
 1.A.5.j.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company authorizing the filing of
                Registration Statements and Post-Effective Amendments(6)
 1.A.6.a.       Charter of Provident Mutual Life Insurance Company(1)
 1.A.6.b.       By-Laws of Provident Mutual Life Insurance Company(1)
 1.A.7.         None
 1.A.8.         Sponsorship Agreement between Provident Mutual Life
                Insurance Company and MLPFS for Zero Coupon Trust(1)
 1.A.9.         None
 1.A.10.        Form of Application(4)
 1.A.10.a.      Application for Flexible Premium(2)
 1.A.10.b.      Initial Allocation Selection(1)
 2.             See Exhibit 1.A.5.
 3.A.           Opinion and Consent of James Bernstein, Esquire
 3.B.           Consent of James Bernstein, Esquire
 3.C.           Consent of Sutherland Asbill & Brennan LLP
 4.             None
 5.             Inapplicable
 6.A.           Opinion and Consent of Scott V. Carney, FSA, MAAA
 6.B.           Consent of Scott V. Carney, FSA, MAAA
 7.             Consent of PricewaterhouseCoopers LLP
 8.             Description of Provident Mutual Life Insurance Company's
                Issuance, Transfer and Redemption Procedures for Policies(7)
 9.             Powers of Attorney(5)

  EXHIBITS
  --------
10.a.           Participation Agreement by and among Market Street Fund,
                Inc., Provident Mutual Life Insurance Company and PML
                Securities, Inc.(1)
10.b.           Participation Agreement among Variable Insurance Products
                Fund, Fidelity Distributors Corporation and Provident Mutual
                Life Insurance Company(1)
10.c.           Participation Agreement among Variable Insurance Products
                Fund II, Fidelity Distributors Corporation and Provident
                Mutual Life Insurance Company(1)
10.d.           Sales Agreement between Neuberger & Berman Advisers
                Management Trust and Provident Mutual Life Insurance
                Company(1)
10.e.           Participation Agreement among The Alger American Fund,
                Provident Mutual Life Insurance Company, and Fred Alger and
                Company Incorporated(1)
10.f.           Form of Participation Agreement between Strong Opportunity
                Fund II, Inc., Strong Variable Insurance Funds, Inc. and
                Provident Mutual Life Insurance Company(3)
10.g.           Participation Agreement among Market Street Fund, Provident
                Mutual Life Insurance Company and 1717 Capital Management
                Company(6)
27.             Inapplicable


---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.

(2) Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 33-42133.

(3) Incorporated herein by reference to Post-Effective Amendment No. 1, filed on April 25, 2000, File No. 333-71763.

(4) Incorporated herein by reference to Post-Effective Amendment No. 2, filed on April 24, 2000, File No. 333-67775.


(5)Incorporated herein by reference to Post-Effective Amendment No. 2, filed on February 8, 2001, File No. 333-71763.



(6)Incorporated herein by reference to the Initial Filing of the Registration Statement, filed on April 5, 2001, File No. 333-58308.



(7)Incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 19, 2001, File No. 333-71763.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Provident Mutual Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Berwyn and Commonwealth of Pennsylvania, on the 19th day of April, 2001.



                PROVIDENT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)


                                         By: PROVIDENT MUTUAL LIFE INSURANCE
                                         COMPANY

                                                       (DEPOSITOR)




             Attest: /s/ JAMES BERNSTEIN                                By: /s/ ROBERT W. KLOSS
   -----------------------------------------------        ---------------------------------------------------
                   James Bernstein                                          Robert W. Kloss
                                                                       Chairman of the Board of
                                                                       Directors, President, and
                                                                        Chief Executive Officer

                                                         PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                                         (DEPOSITOR)

             Attest: /s/ JAMES BERNSTEIN                                By: /s/ ROBERT W. KLOSS
   -----------------------------------------------        ---------------------------------------------------
                   James Bernstein                                          Robert W. Kloss
                                                                       Chairman of the Board of
                                                                       Directors, President, and
                                                                        Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities indicated on April 19, 2001.



                     SIGNATURES                                                  TITLE
                     ----------                                                  -----

                 /s/ ROBERT W. KLOSS                     Chairman of the Board of Directors, President, and
-----------------------------------------------------      Chief Executive Officer (Principal Executive
                   Robert W. Kloss                         Officer)

                /s/ MARY LYNN FINELLI                    Executive Vice President and Chief Financial Officer
-----------------------------------------------------      (Principal Financial Officer)
                  Mary Lynn Finelli

                /s/ LINDA M. SPRINGER                    Senior Vice President and Controller (Principal
-----------------------------------------------------      Accounting Officer)
                  Linda M. Springer

                     SIGNATURES                                                  TITLE
                     ----------                                                  -----

                          *                              Director
-----------------------------------------------------
                 Bernard E. Anderson

                          *                              Director
-----------------------------------------------------
                   Edward R. Book

                          *                              Director
-----------------------------------------------------
                  Dorothy M. Brown

                          *                              Director
-----------------------------------------------------
                  Robert J. Casale

                          *                              Director
-----------------------------------------------------
                Nicholas DeBenedictis

                          *                              Director
-----------------------------------------------------
                 Philip C. Herr, II

                          *                              Director
-----------------------------------------------------
                  J. Richard Jones

                          *                              Director
-----------------------------------------------------
                   John P. Neafsey

                          *                              Director
-----------------------------------------------------
                   Charles L. Orr

                          *                              Director
-----------------------------------------------------
                 Harold A. Sorgenti

              * By: /s/ JAMES BERNSTEIN
  -------------------------------------------------
                   James Bernstein
                  Attorney-in-fact
            pursuant to Power of Attorney

                                 EXHIBIT INDEX



EXHIBITS
--------
 1.A.5.i.   Form of Illustration of Death Benefits, Policy Account
            Values and Net Cash Surrender Values
 3.A.       Opinion and Consent of James Bernstein, Esquire
 3.B.       Consent of James Bernstein, Esquire
 3.C.       Consent of Sutherland Asbill & Brennan LLP
 6.A.       Opinion and Consent of Scott V. Carney, FSA, MAAA
 6.B.       Consent of Scott V. Carney, FSA, MAAA
 7          Consent of PricewaterhouseCoopers LLP